            As filed with the Securities and Exchange
                   Commission on July 1, 1999

                   Registration Nos. 33-12988;
                            811-05088

               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549


                            FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT
OF 1933                                                     / X /

Pre-Effective Amendment No.                                 /   /

Post-Effective Amendment No. 35                             / X /

REGISTRATION STATEMENT UNDER THE INVESTMENT                 / X /

Amendment No. 37                                            / X /


                     THE ALLIANCE PORTFOLIOS
 (Exact Name of Registrant as Specified in Declaration of Trust)

                   1345 Avenue of the Americas
                    New York, New York 10105
  (Address of Principal Executive Offices, including zip code)

                          800-221-5672
      (Registrant's Telephone Number, including Area Code)


      Please Send Copies of all Communications to:

      Edmund P. Bergan, Jr.             J.B. Kittredge, Esq.
      Alliance Capital Management L.P.  Ropes & Gray
      1345 Avenue of the Americas       One International Place
      New York, New York                Boston, MA 02110-2624
      10105

Approximate Date of Proposed Public Offering: Continuous.

It is proposed that this filing will become effective (check appropriate box):

Immediately upon filing purusant to paragraph (b)           /   /

On (date) pursuant to paragraph (b)                         /   /

60 days after filing pursuant to paragraph (a) (1)          /   /

On (August 31, 1999) pursuant to paragraph (a) (1)          / X /

75 days after filing pursuant to (a) (2)                    /   /

On (date) pursuant to paragraph (a) (2) of Rule 485.        /   /

If appropriate, check the following box:

This post-effecitve amendment designates a new
effective date for a previously filed post-effective
amendment.                                                  /   /

NOTE: THIS AMENDMENT RELATES SOLELY TO SHARES OF BENEFICIAL INTEREST IN THE ALLIANCE CONSERVATIVE INVESTORS FUND AND THE ALLIANCE GROWTH INVESTORS FUND. INFORMATION CONTAINED IN THE REGISTRANT'S REGISTRATION STATEMENT RELATING TO THE OTHER SERIES OF THE REGISTRANT IS NEITHER AMENDED NOR SUPERSEDED HEREBY.

   Alliance Asset                                      Prospectus

Allocation Funds                                September 1, 1999




The Alliance Asset Allocation Funds invest in a variety of fixed-income securities, money market instruments and equity securities, each pursuant to a different asset allocation strategy.




                             -    Alliance Conservative Investors
                                  Fund

                             -    Alliance Growth Investors Fund










The Securities and Exchange Commission has not approved or disapproved of these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                         TABLE OF CONTENTS

                                                          Page

RISK/RETURN SUMMARY.......................................

The Alliance Conservative Investors Fund..................

The Alliance Growth Investors Fund........................

FEES AND EXPENSES OF THE FUNDS............................

GLOSSARY..................................................

DESCRIPTION OF THE FUNDS .................................

Investment Objectives and Policies........................

Description of Investment Practices.......................

Additional Risk Considerations............................

MANAGEMENT OF THE FUNDS...................................

PURCHASE AND SALE OF SHARES...............................

How The Funds Value Their Shares..........................

How To Buy Shares.........................................

How To Exchange Shares....................................

How To Sell Shares........................................

DIVIDENDS, DISTRIBUTIONS AND TAXES........................

DISTRIBUTION ARRANGEMENTS.................................

GENERAL INFORMATION.......................................

FINANCIAL HIGHLIGHTS......................................

APPENDIX A -- BOND RATINGS................................

APPENDIX B -- PERFORMANCE INFORMATION.....................

   The Funds' investment adviser is Alliance Capital Management L.P. ("Alliance" or "the Adviser"), a global investment manager providing diversified services to institutions and individuals through a broad line of investments including more than 100 mutual funds.

RISK/RETURN SUMMARY

The following is a summary of certain key information about the Alliance Asset Allocation Funds. You will find additional information about each Fund, including a detailed description of the risks of an investment in each Fund, after this Summary.

The Risk/Return Summary describes each Fund's investment objective, principal investment strategies, principal risks and fees. Each Fund's summary page includes a short discussion of some the principle risks of investing in that Fund. A further discussion of these and other risks begins on page 8.

More detailed descriptions of the Funds, including the risks associated with investing in the Funds, can be found further back in this Prospectus. Please be sure to read this additional information BEFORE you invest. Each of the Funds may at times use certain types of investment derivatives such as options, futures, forwards and swaps. The use of these techniques involves special risks that are discussed in this Prospectus.

The Risk/Return Summary includes a table for each Fund showing its average annual returns and a bar chart showing its annual returns. The table and bar chart provide an indication of the historical risk of an investment in each Fund by showing:

-- how the Funds average annual returns for one, five, and 10 years (or over the life of the Fund if the Fund is less than 10 years old) compare to those of a broad based securities market index; and

-- changes in the Funds performance from year to year over 10 years (or over the life of the Fund if the Fund is less than 10 years old).

A Funds past performance, of course, does not necessarily indicate how it will perform in the future.

Other important things for you to note:

--  You may lose money by investing in the Funds.

-- An investment in the Funds is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance
    Corporation or any other government agency.

   Alliance Conservative Investors Fund

-- Objective: The Fund seeks to achieve a high total return without, in the opinion of Alliance, undue risk to principal.

-- Principal Investment Strategies and Risks: The Fund invests varying portions of its assets in debt and equity securities. The Fund normally invests between 50% and 90% (generally approximately 70%) of its total assets in fixed-income securities and money market instruments, with equity securities comprising the remainder of the Fund's holdings. The Fund's equity investments will consist of common stocks and securities convertible into common stocks issued by companies with a favorable outlook for earnings and whose rate of growth Alliance expects to exceed that of the U.S. economy over time. All fixed-income securities held by the Fund will be of investment grade at the time of purchase.
    The Fund may invest in foreign securities and may also make use of various other investment strategies, including securities lending. The Fund may use derivatives.

    Among the principal risks of investing in the Fund are market risk, derivatives risk, liquidity risk and management risk. The Fund is subject to credit risk through its investments in debt securities and to foreign investment risk and currency risk through its investments in foreign securities.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.

              Alliance Conservative Investors Fund

The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

                             BAR CHART
                        [To be updated.]


You should consider an investment in the Fund a long-term
investment.  The Fund's returns will fluctuate over long and short periods.  For example, for the quarter ended March 31, 1999
the Portfolio's return was    %, and during the periods shown in
the bar chart, the Fund's:

    Best quarter was up ___%, __ quarter, 19__; and Worst quarter was down __%, __ quarter, 19__.

                        PERFORMANCE TABLE

                   Past One Year Past Five Years  Since Inception

Class A

Class B

Class C

70% Lehman
Brothers
Government
Corporate Bond
Index/ 30% S&P 500
Index

The average annual total returns in the performance table for the periods ended December 31, 1998 reflect the imposition of the maximum front-end or contingent deferred sales charges and conversion of Class B shares to Class A shares after the applicable period. Since Inception returns are from the inception of Class A and Class B shares (5/4/92). Index returns are from month-end following inception of Class A and Class B shares. Performance information for periods prior to the inception of Class C shares (8/2/93) is the performance of the Fund's Class A shares adjusted to reflect the higher expense ratio of Class C shares. The average annual total return for Class C since its actual inception date was __%. The index return for the comparable period (which dates from month-end following the Class C inception date) was __%.

   Alliance Growth Investors Fund

-- Objective: This Fund seeks to achieve the highest total return consistent with Alliance's determination of reasonable risk.

-- Principal Investment Strategies and Risks: The Fund invests varying portions of its assets in equity and debt securities. Over time, the Fund's holdings are expected on average to be allocated 70% to equity securities and 30% to debt securities. The Fund's equity investments will consist of common stocks and securities convertible into common stocks issued by companies with a favorable outlook for earnings and whose rate of growth Alliance expects to exceed that of the U.S. economy over time and may include securities issued by intermediate- and small-sized companies with favorable growth prospects. Debt investments will include investment grade fixed-income securities and may include securities that are below investment grade ("junk bonds"). The Fund may invest in foreign securities and may also make use of various other investment strategies, including securities lending. The Fund may use derivatives.

    Among the principal risks of investing in the Fund are market risk, derivatives risk, liquidity risk and management risk. The Fund is subject to heightened credit risk through its investments in lower quality debt securities, to foreign investment risk and currency risk to the extent that it invests in securities of foreign issuers, and to smaller company risk to the extent that it invests in securities of companies with smaller capitalizations.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.

                 Alliance Growth Investors Fund

The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be lower than those shown.

                            BAR CHART
                        [To be updated.]


You should consider an investment in the Fund a long-term
investment.  The Fund's returns will fluctuate over long and short periods.  For example, for the quarter ended March 31, 1999
the Portfolio's return was    %, and during the periods shown in
the bar chart, the Fund's:

         Best quarter was up ___%, __ quarter, 19__; and Worst quarter was down __%, __ quarter, 19__.


                        PERFORMANCE TABLE

                   Past One Year Past Five Years  Since Inception

Class A

Class B

Class C

70% S&P 500/ 30%
Lehman Brothers
Government
Corporate Bond
Index


The average annual total returns in the performance table for the periods ended December 31, 1998 reflect the imposition of the maximum front-end or contingent deferred sales charges and conversion of Class B shares to Class A shares after the applicable period. Since Inception returns are from the inception of Class A and Class B shares (5/4/92). Index returns are from month-end following inception of Class A and Class B shares. Performance information for periods prior to the inception of Class C shares (8/2/93) is the performance of the Fund's Class A shares adjusted to reflect the higher expense ratio of Class C shares. The average annual total return for Class C since its actual inception date was __%. The index return for the comparable period (which dates from month-end following the Class C inception date) was __%.

   SUMMARY OF PRINCIPAL RISKS

The value of your investment in a Fund will change with the values of the Fund's investments. Many factors can affect those values. This summary describes the principal risks that may affect a Fund's portfolio as a whole. Either Fund could be subject to additional principal risks because the types of investments made by the Funds can change over time. Investments mentioned in this summary and described in greater detail under "Description of the Funds" or "Investment Techniques" appear in bold type. These sections also include more information about the Funds, their investments and the related risks.

-- Market and Interest Rate Risk. Each of the Funds is subject to market risk, which is the general risk of unfavorable
    changes in the market value of a Fund's securities.   These
    include the risks of broader market declines as well as more company-specific risks, such as poor management performance, inappropriate financial leverage, industry problems and reduced demand for a particular company's products.

    Interest rate risk is the risk that interest rates will rise causing a Fund's investments to decline in value. Because the Funds invest in debt securities such as bonds, notes and asset-backed securities, they are subject to this type of market risk. Debt securities are obligations of an issuer to make fixed payments of principal and/or interest on future dates. If the interest rate paid by an issuer on a particular debt security is high relative to market interest rates, that security is attractive to investors and valuable. Accordingly, if market interest rates rise, your investment in a Fund that holds debt securities is likely to become less valuable because its debt securities are likely to drop in value.

    Even the Alliance Conservative Investors Fund is subject to interest rate risk despite the fact that it invests substantial portions of its assets in high quality debt securities. Interest rate risk is generally greater, however, for the Alliance Growth Investors Fund because it invests significantly in lower-rated securities and comparable unrated securities.

    Interest rate risk is generally greater when a Fund invests in debt securities with longer maturities. Market risk generally is greater for Funds that invest to a material extent in mortgage-related or other asset-backed securities that may be prepaid. These securities bear greater market risk because they have variable maturities that tend to lengthen when least desirable - when interest rates are rising. Increased market risk is also likely for Funds that invest to a material extent in debt securities paying no interest, such as zero coupon, principal-only and interest-only securities, or paying non-cash interest in the form of other debt securities (pay-in-kind securities).

-- Credit Risk. Credit risk is the risk that the issuer or the guarantor of a debt security or the counterparty to a transaction will be unable or unwilling to make timely principal and/or interest payments, or otherwise to honor its obligations. Each of the Funds may be subject to credit risk to the extent that it invests in debt securities or engages in transactions, such as securities loans, which involve a promise by a third party to honor an obligation to the Fund. Varying degrees of credit risk, often reflected in credit ratings, apply to different third parties and related transactions.

    Credit risk is particularly significant for the Alliance Growth Investors Fund because it invests a material portion of its assets in lower-rated securities. These debt securities and similar unrated securities (commonly known as "junk bonds") have speculative elements or are predominantly speculative credit risks. Even debt securities that are "investment grade" may have some speculative characteristics. As a result of their investments in foreign securities, the Funds are also subject to increased credit risk because of the difficulties of requiring foreign entities, including issuers of sovereign debt, to honor their contractual commitments, and because a number of foreign governments and other issuers are already in default.

-- Currency Risk. The Funds will be subject to currency risk because they may invest in securities denominated in, and/or receiving revenues in, foreign currencies. This is the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of hedging positions, that the U.S. Dollar will decline in value relative to the currency hedged. In either event, the dollar value of such investments would be the adversely affected.

-- Foreign Investment Risk. To the extent that they invest in foreign securities, the Funds may experience more rapid and extreme changes in value than Funds with investments solely in securities of U.S. companies. This is because the securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries.

    Additionally, foreign securities issuers are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments could adversely affect a Fund's investments in a foreign country. In the event of nationalization, expropriation or other confiscation, a Fund could lose its entire investment.

-- Leveraging Risk. When a Fund is borrowing money or otherwise leveraging its portfolio, the value of an investment in that Fund will be more volatile and all other risks will tend to be compounded. Each of the Funds may take on leveraging risk by investing collateral from securities loans and by borrowing money to meet redemption requests.

-- Derivatives Risk. Each of the Funds may use derivatives, which are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. Alliance will sometimes use derivatives as part of a strategy designed to reduce other risks and sometimes will use derivatives for leverage, which increases opportunities for gain but also involves greater risk. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with relevant assets, rates and indices.

-- Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing a Fund from selling out of these illiquid securities at an advantageous price. Each Fund is subject to liquidity risk because foreign investments and securities involving substantial market and/or credit risk tend to involve greater liquidity risk because they can be hard to sell.

-- Smaller Company Risk. Market risk and liquidity risk are particularly pronounced for the Alliance Growth Investors Fund to the extent that it invests in the stocks of companies with relatively small market capitalizations. These investments often involve greater risk because smaller companies may have limited product lines, markets or financial resources or may depend on a few key employees.

-- Management Risk. Each Fund is subject to management risk because it is an actively managed investment Fund. Alliance will apply its investment techniques and risk analyses in making investment decisions for the Funds, but there can be no guarantee that they will produce the desired results. In some cases, certain investments may be unavailable or

    Alliance may choose not to use them under market conditions when, in retrospect, their use would have been beneficial to the Funds.

                         FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Funds.

Shareholder Transaction Expenses (paid directly from your investment)

                    Class A Shares Class B Shares  Class C Shares

Maximum Sales
Charge (Load)
Imposed on
Purchases (as a
percentage of
offering price)     4.25%          None            None

Maximum Deferred
Sales Charge (Load)
(as a percentage of
original purchase
price or redemption
proceeds, whichever
is lower)           None           4.0% during     1.0% during
                                   the 1st year,   the 1st year,
                                   decreasing 1.0% 0% thereafter
                                   annually to 0%
                                   after the
                                   4th year*

Exchange Fee        None           None             None
________________________________________________________________
* Class B shares automatically convert to Class A shares after 6 years.

Annual Fund Operating Expenses (expenses that are deducted from
Fund assets) and Examples

The Examples are to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds. They assume that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment earns a 5% return each year, that the Fund's operating expenses remain the same, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

                       Operating Expenses             Examples

Alliance
Conservative
Investors Fund         [To be updated]


                       Class A Class B Class C        Class A Class B Class C

Management Fees        %       %       %       After  $       $       $
                                               1 Year

Distribution and
Shareholder Service
(12b-1) Fees           .30%    1.00%   1.00%   After  $       $        $
                                               3 Years

Interest Expense       %       %       %       After  $       $        $
                                               5 Years

Other Expenses         %       %       %       After  $       $        $
                                               20
                                               Years

Total Fund Operating
Expenses               %       %       %

Waiver and/or
Expense Reimbursement  %       %       %

Net Expenses           %       %       %

Alliance Growth
Investors Fund

                       Class A Class B Class C        Class A Class B Class C

Management Fees        %       %       %       After  $       $        $
                                               1 Year

Distribution and
Shareholder Service
(12b-1) Fees           .30%    1.00%   1.00%   After  $       $        $
                                               3 Years

Interest Expense       %       %       %       After  $       $        $
                                               5 Years

Other Expenses         %       %       %       After 10       $       $     $
                                               10
                                               Years

Total Fund Operating
Expenses               %       %       %

                              GLOSSARY

This Prospectus uses the following terms.

Types of Securities

Bonds are fixed, floating, and variable rate debt obligations.

Convertible securities are fixed-income securities that are convertible into common and preferred stock.

Debt securities are bonds, debentures, notes, and bills.

Depositary receipts include American Depositary Receipts (ADRs),
Global Depositary Receipts (GDRs) and other types of depositary receipts.

Equity securities include (i) common stocks, partnership interests, business trust shares and other equity or ownership interests in business enterprises, and (ii) securities convertible into, and rights and warrants to subscribe for the purchase of, such stocks, shares and interests.

Fixed-income securities are debt securities and preferred stocks, including floating rate and variable rate instruments.

Foreign government securities are securities issued or guaranteed, as to payment of principal and interest, by foreign governments, quasi-governmental entities, or governmental agencies or other entities.

Interest-only or IO securities are debt securities that receive only the interest payments on an underlying debt that has been structured to have two classes, one of which is the IO class and the other of which is the principal-only or PO class, that receives only the principal payments on the underlying debt obligation. POs are similar to, and are sometimes referred to as, zero coupon securities, which are debt securities issued without interest coupons.

Mortgage-related securities are pools of mortgage loans that are assembled for sale to investors (such as mutual funds) by various governmental, government-related, and private organizations.
These securities include:

--  ARMS, which are adjustable-rate mortgage securities;

--  SMRS, which are stripped mortgage-related securities;

--  CMOs, which are collateralized mortgage obligations;

-- GNMA certificates, which are securities issued by the Government National Mortgage Association or GNMA;

--  FNMA certificates, which are securities issued by the Federal
    National Mortgage Association or FNMA; and

-- FHLMC certificates, which are securities issued by the Federal Home Loan Mortgage Corporation or FHLMC.

Rule 144A securities are securities that may be resold pursuant to Rule 144A under the Securities Act.

Sovereign debt obligations are foreign government debt securities, loan participations between foreign governments and financial institutions, and interests in entities organized and operated for the purpose of restructuring the investment characteristics of foreign government securities.

U.S. Government securities are securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

Rating Agencies, Rated Securities and Indexes

Duff & Phelps is Duff & Phelps Credit Rating Company.

Fitch is Fitch IBCA, Inc.

Investment grade securities are fixed-income securities rated Baa and above by Moodys or B and above by S&P, Duff & Phelps or Fitch, or determined by Alliance to be of equivalent quality.

Lower-rated securities are fixed-income securities rated Ba or below by Moodys or BB or below by S&P, Duff & Phelps or Fitch, or determined by Alliance to be of equivalent quality, and are commonly referred to as junk bonds.

Moodys is Moodys Investors Service, Inc.

S&P is Standard & Poors Ratings Services.

S&P 500 Index is S&Ps 500 Composite Stock Price Index, a widely recognized unmanaged index of market activity.

Other

1940 Act is the Investment Company Act of 1940, as amended.
Code is the Internal Revenue Code of 1986, as amended.

Commission is the Securities and Exchange Commission.

Duration is a measure that relates the price volatility of a security to changes in interest rates. The duration of a debt security is the weighted average term to maturity, expressed in years, of the present value of all future cash flows, including coupon payments and principal repayments. Thus, by definition, duration is always less than or equal to full maturity.

Exchange is the New York Stock Exchange.

Non-U.S. Company is an entity that (i) is organized under the laws of a foreign country and conducts business in a foreign country, (ii) derives 50% or more of its total revenues from business in foreign countries, or (iii) issues equity or debt securities that are traded principally on a stock exchange in a foreign country.

Securities Act is the Securities Act of 1933, as amended.

World Bank is the commonly used name for the International Bank for Reconstruction and Development.

                      DESCRIPTION OF THE FUNDS

This section of the Prospectus provides a more complete description of each Fund's investment objectives and principal strategies and risks. Of course, there can be no assurance that any Fund will achieve its investment objective.

Please note that:

-- Additional discussion of the Funds' investments, including the risks of the investments, can be found in the discussion under Description of Investment Practices following this section.

-- The description of the principal risks for a Fund may include risks described in the Summary of Principal Risks above.
    Additional information about the risks of investing in a Fund can be found in the discussion under Additional Risk
    Considerations.

-- Additional descriptions of each Fund's strategies, investments, and risks can be found in the Statement of Additional Information or SAI.

-- Except for certain investment restrictions designated as fundamental in this Prospectus and the Statement of Additional Information, the investment objectives and policies of the Funds are not fundamental policies and may be changed by the Trustees without shareholder approval. The Trust will give shareholders contemporaneous notice of any change in a Fund's investment objective.

INVESTMENT OBJECTIVES AND POLICIES

Asset Allocation Funds Generally

The Conservative Investors and Growth Investors Funds invest in a variety of fixed-income securities, money market instruments and equity securities, each pursuant to a different asset allocation strategy, as described below. The term "asset allocation" is used to describe the process of shifting assets among discrete categories of investments in an effort to adjust risk while producing desired return objectives. Portfolio management, therefore, will consist not only of selecting specific securities but also of setting, monitoring and changing, when necessary, the asset mix.

Each Fund has been designed with a view toward a particular "investor profile." The "conservative investor" has a relatively short-term investment bias, either because of a limited tolerance for market volatility or a short investment horizon. This investor is averse to taking risks that may result in principal loss, even though such aversion may reduce the potential for higher long-term gains and result in lower performance during periods of equity market strength. Consequently, the asset mix for the Conservative Investors Fund attempts to reduce volatility while providing modest upside potential. The "growth investor" has a longer-term investment horizon and therefore is willing to take more risks in an attempt to achieve long-term growth of principal. This investor wishes, in effect, to be risk conscious without being risk averse. The asset mix for the Growth Investors Fund is therefore intended to provide for upside potential without excessive volatility.

Alliance has established an asset allocation committee (the "Committee"), which is responsible for setting and continually reviewing the asset mix ranges of each Fund. Under normal market conditions, the Committee is expected to change allocation ranges approximately three to five times per year. However, the Committee has broad latitude to establish the frequency, as well as the magnitude, of allocation changes within the guidelines established for each Fund. During periods of severe market disruption, allocation ranges may change frequently. It is also possible that in periods of stable and consistent outlook no change will be made. The Committee's decisions are based on and may be limited by a variety of factors, including liquidity, portfolio size, tax consequences and general market conditions, always within the context of the appropriate investor profile for each Fund. Consequently, asset mix decisions for the Conservative Investors Fund principally emphasize risk assessment of each asset class viewed over the shorter term, while decisions for the Growth Investors Fund are principally based on an assessment of the longer term total return potential for each asset class.

The Funds are permitted to use a variety of hedging techniques to attempt to reduce market, interest rate and currency risks.

Alliance Conservative Investors Fund

Alliance Conservative Investors Fund seeks a high total return without, in the view of Alliance, undue risk to principal. The Fund attempts to achieve its investment objective by allocating varying portions of its assets among investment grade, publicly traded fixed-income securities, money market instruments and publicly traded common stocks and other equity securities of U.S. and non-U.S. issuers.

All fixed-income securities owned by the Fund will be of investment grade at the time of purchase. This means that they will be in one of the top four rating categories assigned by S&P, Moody's, Duff & Phelps or Fitch, or will be unrated securities of comparable quality as determined by Alliance. Securities in the fourth such rating category (rated BBB by S&P, Duff & Phelps or Fitch, or Baa by Moody's) have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments on such obligations than in the case of higher-rated securities. In the event that the rating of any security held by the Conservative Investors Fund falls below investment grade (or, in the case of an unrated security, Alliance determines that it is no longer of investment grade), the Fund will not be obligated to dispose of such security and may continue to hold the obligation if, in the opinion of Alliance, such investment is appropriate under the circumstances. For a description of the ratings referred to above, see Appendix A.

The equity securities the Conservative Investors Fund invests in will consist of common stocks and securities convertible into common stocks, such as convertible bonds, convertible preferred stocks and warrants, issued by companies with a favorable outlook for earnings and whose rate of growth Alliance expects to exceed that of the U.S. economy over time.

The Conservative Investors Fund will at all times hold at least
40% of its total assets in investment grade fixed-income securities, each having a duration less than that of a 10-year
Treasury bond (the "Fixed Income Core").

The Conservative Investors Fund is generally expected to hold approximately 70% of its total assets in fixed-income securities (including the Fixed Income Core, cash and money market instruments) and 30% in equity securities. Actual asset mixes will be adjusted in response to economic and credit market cycles. The fixed-income asset class will always comprise at least 50%, but never more than 90%, of the Fund's total assets. The equity class will always comprise at least 10%, but never more than 50%, of the Fund's total assets. For temporary defensive purposes, the Fund may invest without limit in money market instruments.

The Fund also may:

-- invest without limit in foreign securities, although it generally will not invest more than 15% of its total assets in such securities;

--  invest in non-publicly traded securities;

-- invest in mortgage-backed securities, including collateralized mortgage obligations, or CMOs and in asset-backed securities;

--  invest in adjustable rate securities;

-- invest in convertible securities and zero-coupon and payment-in-kind bonds;

--  buy and sell stock index futures and related options;

--  make secured loans of portfolio securities; and

--  enter into repurchase agreements and forward commitments.

Alliance Growth Investors Fund

The investment objective of the Growth Investors Fund is to achieve the highest total return consistent with Alliance's determination of reasonable risk. The Fund attempts to achieve its investment objective by allocating varying portions of its assets among a number of asset classes. Equity investments will include common stocks and securities convertible into common stocks issued by companies with a favorable outlook for earnings and whose rate of growth Alliance expects to exceed that of the U.S. economy over time and may also include equity securities issued by intermediate- and small-sized companies with favorable growth prospects, companies in cyclical industries, companies whose securities are, in the opinion of Alliance, temporarily undervalued, companies in special situations and less widely known companies. Fixed-income investments will include investment grade fixed-income securities (including cash and money market instruments) and may include securities that are rated in the lower rating categories by recognized ratings agencies (i.e., BB or lower by S&P, Duff & Phelps or Fitch or Ba or lower by Moody's) or that are unrated but determined by Alliance to be of comparable quality. Lower rated fixed-income securities generally provide greater current income than higher rated fixed-income securities, but are subject to greater credit and market risk. The Fund will not invest more than 25% of its total assets in securities rated at the time of purchase below investment grade, that is, securities rated BB or lower by S&P or Ba or lower by Moody's, or in unrated securities deemed to be of comparable quality at the time of purchase by Alliance. For a description of the ratings referred to above, see Appendix A. For more information about the risks associated with investment in lower rated securities, see "High-Yield Securities" below.

The Growth Investors Fund will at all times hold at least 40% of its total assets in publicly traded common stocks and other equity securities of the type purchased by the Conservative Investors Fund (the "Equity Core"). The Growth Investors Fund is generally expected to hold approximately 70% of its total assets in equity securities (including the Equity Core) and 30% in fixed-income securities (including cash and money market instruments). Actual asset mixes will be adjusted in response to economic and credit market cycles. The fixed-income asset class will always comprise at least 10%, but never more than 60%, of the Fund's total assets. The equity class will always comprise at least 40%, but never more than 90%, of the Fund's total assets. For temporary defensive purposes, the Fund may invest without limit in money market instruments.

The Fund also may:

-- invest without limit in foreign securities, although it generally will not invest more than 15% of its total assets in such securities;

--  invest in non-publicly traded securities;

-- invest in mortgage-backed securities, including collateralized mortgage obligations, or CMOs and in asset-backed securities;

--  invest in adjustable rate securities;

-- invest in convertible securities and zero-coupon and payment-in-kind bonds;

--  buy and sell stock index futures and related options;

--  make secured loans of portfolio securities;

--  enter into repurchase agreements and forward commitments; and

--  invest in high yield securities.

DESCRIPTION OF INVESTMENT PRACTICES

Foreign Securities

Each Fund may invest without limit in securities of foreign issuers and securities which are not publicly traded in the United States, although the Conservative Investors Fund generally will not invest more than 15% of its total assets, and the Growth Investors Fund generally will not invest more than 30% of its total assets, in such securities. Such securities may involve certain special risks due to foreign economic, political, diplomatic and legal developments, including favorable or unfavorable changes in currency exchange rates, exchange control regulations (including currency blockage and costs), expropriation or nationalization of assets, confiscatory taxation, imposition of withholding taxes on dividend or interest payments, and possible difficulty in obtaining and enforcing judgments against foreign entities. Furthermore, issuers of foreign securities are subject to different, often less comprehensive, accounting, reporting and disclosure requirements than domestic issuers. The securities of some foreign companies and foreign securities markets are less liquid and at times more volatile than securities of comparable U.S. companies and U.S. securities markets, and foreign securities markets may be subject to less regulation than U.S. securities markets. The laws of some foreign countries may limit the Funds' ability to invest in certain issuers located in those countries. Foreign brokerage commissions and other fees are also generally higher than in the United States. There are also special tax considerations that apply to securities of foreign issuers and securities principally traded overseas. Foreign settlement procedures and trade regulations may involve certain risks (such as delay in payment or delivery of securities or in the recovery of the Funds' assets held abroad) and expenses not present in the settlement of domestic investments.

The Growth Investors Fund may invest a portion of its assets in developing countries or in countries with new or developing capital markets. The risks noted above are generally increased with respect to these investments. These countries may have relatively unstable governments, economies based on only a few industries or securities markets that trade a small number of securities. Securities of issuers located in these countries tend to have volatile prices and may offer significant potential for loss.

The value of foreign investments measured in U.S. dollars will rise or fall because of decreases or increases in the value of the U.S. dollar in comparison to the value of the currency in which the foreign investment is denominated. The Funds may buy or sell foreign currencies, options on foreign currencies, foreign currency futures contracts (and related options) and deal in forward foreign currency exchange contracts in connection with the purchase and sale of foreign investments. You can find more information about the Funds' foreign investments in the SAI.

Non-Publicly Traded Securities

Each Fund may invest in securities that are not publicly traded, including securities sold pursuant to Rule 144A under the Securities Act of 1933, as amended ("Rule 144A Securities"). The sale of these securities is usually restricted under the Federal securities laws, and market quotations may not be readily available. As a result, a Fund may not be able to sell these securities (other than Rule 144A Securities) unless they are registered under applicable Federal and state securities laws, or may be able to sell them only at less than fair market value. Investment in these securities is restricted to 5% of a Fund's total assets (not including for these purposes Rule 144A Securities, to the extent permitted by applicable law) and is also subject to the Funds' restriction against investing more than 15% of total assets in "illiquid" securities. To the extent permitted by applicable law, Rule 144A Securities will not be treated as "illiquid" for purposes of the foregoing restriction so long as such securities meet liquidity guidelines established by the Trust's Board of Trustees. For additional information see the SAI.

Mortgage-Backed Securities

Each Fund may invest in mortgage-backed securities, including collateralized mortgage obligations or "CMOs." Interest and principal payments (including prepayments) on the mortgages underlying mortgage-backed securities are passed through to the holders of the mortgage-backed security. Prepayments occur when the mortgagor on an individual mortgage prepays the remaining principal before the mortgage's scheduled maturity date. As a result of the pass-through of prepayments of principal on the underlying securities, mortgage-backed securities are often subject to more rapid prepayment of principal than their stated maturity would indicate. Because the prepayment characteristics of the underlying mortgages vary, it is not possible to predict accurately the realized yield or average life of a particular issue of pass-through certificates. During periods of declining interest rates, such prepayments can be expected to accelerate and the Funds would be required to reinvest the proceeds at the lower interest rates then available. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of the securities, subjecting them to a greater risk of decline in market value in response to rising interest rates. In addition, prepayments of mortgages which underlie securities purchased at a premium could result in capital losses.

The Funds may also invest in derivative instruments, including certificates representing rights to receive payments of the interest only or principal only of mortgage-backed securities ("IO/PO Strips"). These securities may be more volatile than other types of securities. IO Strips involve the additional risk of loss of the entire remaining value of the investment if the underlying mortgages are prepaid.

Adjustable Rate Securities

Each Fund may invest in adjustable rate securities. Adjustable rate securities are securities that have interest rates that are reset at periodic intervals, usually by reference to some interest rate index or market interest rate. Some adjustable rate securities are backed by pools of mortgage loans. Although the rate adjustment feature may act as a buffer to reduce sharp changes in the value of adjustable rate securities, these securities are still subject to changes in value based on changes in market interest rates or changes in the issuer's creditworthiness. Because the interest rate is reset only periodically, changes in the interest rate on adjustable rate securities may lag behind changes in prevailing market interest rates. Also, some adjustable rate securities (or the underlying mortgages) are subject to caps or floors that limit the maximum change in the interest rate during a specified period or over the life of the security.

Asset-Backed Securities

Each Fund may invest in asset-backed securities, which represent fractional interests in pools of leases, retail installment loans or revolving credit receivables, both secured and unsecured. These assets are generally held by a trust. Payments of principal and interest or interest only are passed through to certificate holders and may be guaranteed up to certain amounts by letters of credit issued by a financial institution affiliated or unaffiliated with the trustee or originator of the trust. Underlying automobile sales contracts or credit card receivables are subject to prepayment, which may reduce the overall return to certificate holders. Certificate holders may also experience delays in payment on the certificates if the full amounts due on underlying sales contracts or receivables are not realized by the trust because of unanticipated legal or administrative costs of enforcing the contracts or because of depreciation or damage to the collateral (usually automobiles) securing certain contracts, or other factors. If consistent with its investment objective and policies, each Fund may invest in other asset-backed securities that may be developed in the future.

High-Yield Securities

The Growth Investors Fund may invest in high-yield, high-risk, fixed-income and convertible securities rated at the time of purchase Ba or lower by Moody's or BB or lower by S&P, Duff & Phelps or Fitch, or, if unrated, judged by Alliance to be of comparable quality ("High-Yield Securities"). The Growth Investors Fund will generally invest in securities rated at the time of purchase at least Caa- by Moody's or CCC- by S&P, Duff & Phelps or Fitch, or in unrated securities judged by Alliance to be of comparable quality at the time of purchase. However, from time to time, the Fund may invest in securities rated in the lowest grades of Moody's, S&P, Duff & Phelps or Fitch, or in unrated securities judged by Alliance to be of comparable quality, if Alliance determines that there are prospects for an upgrade or a favorable conversion into equity securities (in the case of convertible securities). Securities rated Ba or BB or lower (and comparable unrated securities) are commonly referred to as "junk bonds." Securities rated D by S&P are in default.

As with other fixed-income securities, High-Yield Securities are subject to credit risk and market risk and their yields may fluctuate. High-Yield Securities are subject to greater credit risk (and potentially greater incidence of default) than comparable higher-rated securities because issuers are more vulnerable to economic downturns, higher interest rates or adverse issuer-specific developments. In addition, the prices of High-Yield Securities are generally subject to greater market risk, and therefore react more sharply to changes in interest rates. The value and liquidity of High-Yield Securities may be diminished by adverse publicity or investor perceptions. Because High-Yield Securities are frequently traded only in markets where the number of potential purchasers and sellers, if any, is limited, the ability of the Growth Investors Fund to sell High-Yield Securities at their fair value either to meet redemption requests or to respond to changes in the financial markets may be limited. Thinly traded High-Yield Securities may be more difficult to value accurately for the purpose of determining the Fund's net asset value. In addition, the values of such securities may be more volatile.

Some High-Yield Securities in which the Growth Investors Fund may invest may be subject to redemption or call provisions that may limit increases in market value that might otherwise result from lower interest rates while increasing the risk that the Fund may be required to reinvest redemption or call proceeds during a period of relatively low interest rates. The credit ratings issued by Moody's, S&P, Duff & Phelps and Fitch, a description of which is included as Appendix A, are subject to various limitations. For example, while such ratings evaluate credit risk, they ordinarily do not evaluate the market risk of High-Yield Securities. In certain circumstances, the ratings may not reflect in a timely fashion adverse developments affecting an issuer. For these reasons, Alliance conducts its own independent credit analysis of High-Yield Securities.

When the Growth Investors Fund invests in securities in the lower rating categories, the achievement of the Fund's goals is more dependent on Alliance's ability than would be the case if the Fund were investing in higher-rated securities. In the event that the credit rating of a High-Yield Security held by the Growth Investors Fund falls below its rating at the time of purchase (or, in the case of unrated securities, Alliance determines that the quality of such security has deteriorated since purchased by the Fund), the Fund will not be obligated to dispose of such security and may continue to hold the obligation if, in the opinion of Alliance, such investment is appropriate under the circumstances. Securities rated Baa by Moody's or BBB by S&P, Duff & Phelps or Fitch or judged by the Advisor to be of comparable quality share some of the speculative characteristics of the High-Yield Securities described above.

   Convertible Securities

Each Fund may invest in convertible securities. These securities normally provide a yield that is higher than that of the underlying stock but lower than that of a fixed-income security without the conversion feature. Also, the price of the convertible security will normally vary to some degree with changes in the price of the underlying stock. In addition, the price of the convertible security will also generally vary to some degree inversely with interest rates. Convertible debt securities that are rated below BBB (S&P) or Baa (Moody's) or comparable unrated securities as determined by Alliance may share some or all of the risks of High-Yield Securities. For a description of these risks, see "High-Yield Securities" above.

Equity-Linked Debt Securities

Equity-linked debt securities are securities with respect to which the amount of interest and/or principal that the issuer thereof is obligated to pay is linked to the performance of a specified index of equity securities. Such amount may be significantly greater or less than payment obligations in respect of other types of debt securities. Adverse changes in equity securities indices and other adverse changes in the securities markets may reduce payments made under, and/or the principal of, equity-linked debt securities held by a Fund. Furthermore, as with any debt securities, the values of equity-linked debt securities will generally vary inversely with changes in interest rates. A Fund's ability to dispose of equity-linked debt securities will depend on the availability of liquid markets for such securities. Investment in equity-linked debt securities may be considered to be speculative. As with other securities, a Fund could lose its entire investment in equity-linked debt securities.

Zero-Coupon and Payment-in-Kind Bonds

The Funds may at times invest in so-called "zero-coupon" bonds and "payment-in-kind" bonds. Zero-coupon bonds are issued at a significant discount from their principal amount in lieu of paying interest periodically. Payment-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. Because zero-coupon and payment-in-kind bonds do not pay current interest in cash, their value is generally subject to greater fluctuation in response to changes in market interest rates than bonds that pay interest currently in cash. Both zero-coupon and payment-in-kind bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds paying interest currently in cash. Even though such bonds do not pay current interest in cash, a Fund is nonetheless required to accrue interest income on such investments and to distribute such amounts at least annually to shareholders. Thus, a Fund could be required to liquidate other investments in order to satisfy its dividend requirements at times when Alliance would not otherwise deem it advisable to do so.

Futures and Related Options.

Each Fund may buy and sell stock index futures contracts ("index futures") and may buy options on index futures for hedging purposes and may buy and sell options on stock indices for hedging purposes or to earn additional income. The Funds may also, for hedging purposes, purchase and sell futures contracts, options thereon and options with respect to U.S. Treasury securities, including U.S. Treasury bills, notes and bonds.

The use of futures and options involves certain special risks. Futures and options transactions involve costs and may result in losses. Certain risks arise because of the possibility of imperfect correlations between movements in the prices of futures and options and movements in the prices of the underlying stock index or security or of the securities in a Fund's portfolio that are the subject of a hedge. The successful use of the strategies described above further depends on Alliance's ability to forecast market movements correctly. Other risks arise from a Fund's potential inability to close out its futures or options positions. In addition there can be no assurance that a liquid secondary market will exist for any future or option at any particular time. Certain regulatory requirements may limit the Funds' ability to engage in futures and options transactions. A more detailed explanation of futures and options transactions, including the risks associated with them, is included in the Statement of Additional Information.

--  Options.

An option, which may be standardized and exchange-traded, or customized and privately negotiated, is an agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the obligation to buy or sell the underlying asset (or settle for cash in an amount based on an underlying asset, rate or index) at a specified price (the exercise price) during a period of time or on a specified date. A call option entitles the holder to purchase, and a put option entitles the holder to sell, the underlying asset. Likewise, when an option is exercised the writer of the option is obligated to sell (in the case of a call option) or to purchase (in the case of a put option) the underlying asset.

A Fund may seek to increase current return by writing covered call and put options on securities it owns or in which it may invest. The Fund receives a premium from writing a call or put option, which increases the Fund's return if the option expires unexercised or is closed out at a net profit. When the Fund writes a call option, it gives up the opportunity to profit from any increase in the price of a security above the exercise price of the option; when it writes a put option, the Fund takes the risk that it will be required to purchase a security from the option holder at a price above the current market price of the security. The Fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written. A Fund may also buy and sell put and call options for hedging purposes. A Fund may also from time to time buy and sell combinations of put and call options on the same underlying security to earn additional income. A Fund's use of these strategies may be limited by applicable law.

Securities Loans, Repurchase Agreements and Forward Commitments

Each Fund may lend portfolio securities amounting to not more than 25% of its total assets and may enter into repurchase agreements on up to 25% of its total assets. These transactions must be fully collateralized at all times, but involve some risk to a Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral. Each Fund may also purchase securities for future delivery, which may increase its overall investment exposure and involves a risk of loss if the value of the securities declines prior to the settlement date.

Portfolio Management

Alliance manages each Fund's portfolio by buying and selling securities to help attain its investment objective. The portfolio turnover rate for each Fund is included under "Financial Highlights." A high portfolio turnover rate will involve greater costs to a Fund (including brokerage commissions and transaction costs) and may also result in the realization of taxable capital gains, including short-term capital gains taxable at ordinary income rates. See "Dividends, Distributions and Taxes" below and "Portfolio Transactions" in the SAI.

ADDITIONAL RISK CONSIDERATIONS

Investment in the Funds involves the special risk considerations described below.

Currency Considerations

Because the Funds invest some portion of their assets in foreign securities and receive revenues in foreign currencies, they will be adversely affected by reductions in the value of those currencies relative to the U.S. Dollar. These changes will affect each Fund's net assets, distributions and income. If the value of the foreign currencies in which a Fund receives income falls relative to the U.S. Dollar between receipt of the income and the making of Fund distributions, the Fund may be required to liquidate securities in order to make distributions if the Fund has insufficient cash in U.S. Dollars to meet the distribution requirements that the Fund must satisfy to qualify as a regulated investment company for federal income tax purposes. Similarly, if an exchange rate declines between the time a Fund incurs expenses in U.S. Dollars and the time cash expenses are paid, the amount of the currency required to be converted into U.S. Dollars in order to pay expenses in U.S. Dollars could be greater than the equivalent amount of such expenses in the currency at the time they were incurred. In light of these risks, a Fund may engage in certain currency hedging transactions, as described above, which involve certain special risks.

Fixed-Income Securities

The value of each Fund's shares will fluctuate with the value of its investments. The value of each Fund's investments will change as the general level of interest rates fluctuates. During periods of falling interest rates, the values of a Fund's securities will generally rise, although if falling interest rates are viewed as a precursor to a recession, the values of a Fund's securities may fall along with interest rates.
Conversely, during periods of rising interest rates, the values of a Fund's securities will generally decline. Changes in interest rates have a greater effect on fixed-income securities with longer maturities and durations than those with shorter maturities and durations.

In seeking to achieve a Fund's investment objective, there will be times, such as during periods of rising interest rates, when depreciation and realization of capital losses on securities in a Fund's portfolio will be unavoidable. Moreover, medium- and lower-rated securities and non-rated securities of comparable quality may be subject to wider fluctuations in yield and market values than higher-rated securities under certain market conditions. Such fluctuations after a security is acquired do not affect the cash income received from that security but will be reflected in the net asset value of a Fund.

   Foreign Securities

The securities markets of many foreign countries are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of companies representing a small number of industries. Consequently, a Fund whose investment portfolio includes foreign securities may experience greater price volatility and significantly lower liquidity than a portfolio invested solely in securities of U.S. companies. These markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States.

Securities registration, custody and settlements may in some instances be subject to delays and legal and administrative uncertainties. Furthermore, foreign investment in the securities markets of certain foreign countries is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the cost and expenses of a Fund. In addition, the repatriation of investment income, capital or the proceeds of sales of securities from certain of the countries is controlled under regulations, including in some cases the need for certain advance government notification or authority, and if a deterioration occurs in a country's balance of payments, the country could impose temporary restrictions on foreign capital remittances.

A Fund also could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investment. Investing in local markets may require a Fund to adopt special procedures or seek local governmental approvals or other actions, any of which may involve additional costs to a Fund. These factors may affect the liquidity of a Fund's investments in any country and Alliance will monitor the effect of any such factor or factors on a Fund's investments. Furthermore, transaction costs including brokerage commissions for transactions both on and off the securities exchanges in many foreign countries are generally higher than in the U.S.

Issuers of securities in foreign jurisdictions are generally not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, restrictions on market manipulation, shareholder proxy requirements, and timely disclosure of information. The reporting, accounting, and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards in important respects, and less information may be available to investors in foreign securities than to investors in U.S. securities. Substantially less information is publicly available about certain non-U.S. issuers than is available about most U.S. issuers.

The economies of individual foreign countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product or gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political or social instability, or diplomatic developments could affect adversely the economy of a foreign country. In the event of nationalization, expropriation or other confiscation, a Fund could lose its entire investment in securities in the country involved. In addition, laws in foreign countries governing business organizations, bankruptcy and insolvency may provide less protection to securities holders such as the Fund than is provided by U.S. laws.

Investment in Fixed-Income Securities Rated Baa and BBB

Securities rated Baa or BBB are considered to have speculative characteristics and share some of the same characteristics as lower-rated securities, as described below. Sustained periods of deteriorating economic conditions or of rising interest rates are more likely to lead to a weakening in the issuer's capacity to pay interest and repay principal than in the case of higher-rated securities.

Investment in Lower-Rated Fixed-Income Securities

Lower-rated securities are subject to grater risk of loss of principal and interest than higher-rated securities. They are also generally considered to be subject to greater market risk than higher-rated securities, and the capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates. In addition, lower-rated securities may be more susceptible to real or perceived adverse economic conditions than investment grade securities. Securities rated Ba or BB are judged to have speculative elements or to be predominantly speculative with respect to the issuer's ability to pay interest and repay principal. Securities rated B are judged to have highly speculative elements or to be predominantly speculative. Such securities may have small assurance of interest and principal payments. Securities rated Baa by Moody's are also judged to have speculative characteristics.

The market for lower-rated securities may be thinner and less active than that for higher-rated securities, which can adversely affect the prices at which these securities can be sold. To the extent that there is no established secondary market for lower-rated securities, a Fund may experience difficulty in valuing such securities and, in turn, the Fund's assets.

Alliance will try to reduce the risk inherent in investment in lower-rated securities through credit analysis, diversification, and attention to current developments and trends in interest rates and economic and political conditions. There can be no assurance, however, that losses will not occur. Since the risk of default is higher for lower-rated securities, Alliance's research and credit analysis are a correspondingly more important aspect of its program for managing a Fund's securities than would be the case if a Fund did not invest in lower-rated securities. In considering investments for the Fund, Alliance will attempt to identify those high-yielding securities whose financial condition is adequate to meet future obligations, has improved, or is expected to improve in the future. Alliance's analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer.

Unrated Securities

Unrated securities will also be considered for investment by the Funds when Alliance believes that the financial condition of the issuers of such securities, or the protection afforded by the terms of the securities themselves, limits the risk to a particular Fund to a degree comparable to that of rated securities which are consistent with the Fund's objective and policies.

Year 2000

Many computer systems and applications in use today process transactions using two-digit date fields for the year of the transaction, rather than the full four digits. If these systems are not modified or replaced, transactions occurring after 1999 could be processed as year "1900," which could result in processing inaccuracies and computer system failures at or after the Year 2000. This is commonly known as the year 200 problem. The Funds and their major service providers, including Alliance, utilize a number of computer systems and applications that have been either developed internally or licensed from third party suppliers. In addition, the Funds and their major service providers, including Alliance, are dependent on third party suppliers for certain systems applications and for electronic receipt of information. Should any of computer systems employed by the Funds or their major service providers fail to process year 2000 related information properly, that could have a significant negative impact on the Funds' operations and the services that are provided to the Funds' stockholders. To the extent that the operations of issuers of securities held by a Fund are impaired by the year 2000 problem, or prices of securities held by a Fund decline as a result of real or perceived problems relating to the Year 2000, the value of the Fund's shares may be materially affected. In addition, for the Funds' investments in foreign markets, it is possible that foreign companies and markets will not be as prepared for Years 2000 as domestic companies and markets.

The Year 2000 issue is a high priority for the Funds and Alliance. The Funds have been advised that, during 1997, Alliance began a formal Year 2000 initiative which established a structured and coordinated process to deal with the year 2000 issue. As part of its initiative, Alliance established a Year 2000 project office to manage the Year 2000 initiative, focusing on both information technology and non-information technology systems. Alliance has also retained the services of a number of consulting firms which have expertise in advising and assisting with regard to year 2000 issues. Alliance reports that by June 30, 1998 it had completed its inventory and assessment of its domestic and international computer systems and applications, identified mission critical systems and non-mission critical systems and determined which of these systems are not Year 2000 compliant. All third party suppliers of mission critical computer systems and applications have been contacted to verify whether their systems and applications will be Year 2000 compliant and their responses are being evaluated. Substantially all of those contacted have responded and approximately 90% have informed Alliance that their systems and applications are or will be Year 2000 compliant. Alliance will seek alternative solutions or third party suppliers for all suppliers who do not furnish a satisfactory response by June 30, 1999. The same process is being performed for non-mission critical systems with estimated completion by June 30, 1999. Alliance had remediated, replaced or retired all of its non-compliant mission critical systems and applications which can impact the Fund. The same process is being performed for non-mission critical systems and is estimated to be completed by June 30, 1999. After each system has been remediated, it is tested with 19XX dates to determine if it still performs its intended business function correctly. Next, each system undergoes a simulation test using dates occurring after December 31, 1999. Inclusive of the replacement and retirement of some of its systems, Alliance has completed these testing phases for approximately 98% of mission critical systems and approximately 89% of nonmission critical systems. Integrated systems tests will then be conducted to verify that the systems will continue to work together. Full integration testing of all mission critical and nonmission critical systems is estimated to be completed by June 30, 1999. Testing of interfaces with third-party suppliers has begun and will continue throughout 1999. Alliance reports that it has completed an inventory of its facilities and related technology applications and has begun to evaluate and test these systems. Alliance reports that it anticipates that these systems will be fully operable in the year 2000. Alliance, with the assistance of a consulting firm, is developing year 2000 specific contingency plans with emphasis on mission critical functions. These plans seek to provide alternative methods of processing in the event of a failure that is outside Alliance's control. The estimated date for the completion of these plans is June 30, 1999.

There are many risks associated with year 2000 issues, including the risks that the computer systems and applications used by the Funds and their major service providers, including Alliance, will not operate as intended and that the systems and applications of third party providers to the Funds and their service providers will not be Year 2000 compliant. Likewise there can be no assurance the compliance schedules outlined above will be met or that the actual cost incurred and will not exceed current cost estimates. Should the significant computer systems and applications used by the Funds and their major service providers or the systems of their important third party suppliers be unable to process date-sensitive information accurately after 1999, the Funds and Alliance or their other service providers may be unable to conduct their normal business operations and to provide shareholders with the required services. In addition, the Funds and their service providers may incur unanticipated expenses, regulatory actions and legal liabilities. The Funds and Alliance cannot determine which risks, if any, are most reasonably likely to occur or the effects of any particular failure to be Year 2000 compliant.

                      MANAGEMENT OF THE FUNDS

Adviser

As noted above, the Fund's investment adviser is Alliance Capital Management L.P., a leading international investment adviser managing client accounts with assets as of March 31, 1999 totaling more than $301 billion (of which approximately $127 billion represented assets of investment companies). As of March 31, 1999, the Adviser managed retirement assets for many of the largest public and private employee benefit plans (including 30 of the nation's Fortune 100 companies), for public employee retirement funds in 32 out of the 50 states, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. The 54 registered investment companies, with more than 119 separate portfolios, managed by the Adviser currently have over 4 million shareholder accounts.

Alliance Capital Management Corporation ("ACMC"), the sole general partner of, and the owner of a 1% general partnership interest in the Adviser, is an indirect wholly-owned subsidiary of The Equitable Life Assurance Society of the United States ("Equitable"), one of the largest life insurance companies in the United States and a wholly-owned subsidiary of The Equitable Companies Incorporated ("ECI"). ECI is a holding company controlled by AXA, a French insurance holding company. As of March 1, 1999, AXA and certain of its subsidiaries beneficially owned approximately 58.4% of ECI's outstanding common stock. ECI is a public company with shares traded on the New York Stock Exchange.

AXA, a French company, is the holding company for an international group of insurance and related financial services companies. AXA's insurance operations include activities in life insurance, property and casualty insurance and reinsurance. The insurance operations are diverse geographically with activities principally in Western Europe, North America, the Asia-Pacific area and, to a lesser extent in Africa and South America. AXA is also engaged in asset management, investment banking, securities trading, brokerage, real estate and other financial services activities principally in the United States, as well as in Western Europe and the Asia/Pacific area.

For insurance regulatory purposes the shares of capital stock of ECI beneficially owned by AXA and its subsidiaries have been deposited into a voting trust which has an initial term have agreed to protect the legitimate economic interests of AXA, but with a view of ensuring that certain minority shareholders of AXA, do not exercise control over ECI or certain of its insurance subsidiaries. As of March 1, 1999, AXA, ECI, Equitable and certain subsidiaries of Equitable were the beneficial owners of approximately 56.6% of the issued and outstanding units representing assignments of beneficial ownership of limited partnership interests ("Units") in the Adviser.

Based on information provided by AXA, on March 1, 1999, approximately 20.7% of the issued ordinary shares (representing 32.7% of the voting power) of AXA were owned directly and indirectly by Finaxa, a French holding company. As of March 1, 1999, 61.7% of the shares (representing 72.3% of the voting power) of Finaxa were owned by four French mutual insurance companies (the "Mutuelles AXA") (one of which, AXA Assurances I.A.R.D. Mutuelle, owned 35.4% of the shares, representing 41/5% of the voting power of Finaxa, and 22.7% of the shares of Finaxa (representing 13.7% of the voting power) were owned by Paribas, a French bank. Including the ordinary shares owned by Finaxa, on March 1, 1999, the Mutuelles AXA directly and indirectly owned approximately 23.9% of the issued ordinary shares (representing 37.6% of the voting power) of AXA. The Voting Trustees may be deemed to be beneficial owners of all Units beneficially owned by AXA and its subsidiaries. By virtue of the provisions of the voting trust agreement, AXA may be deemed to have shares voting power with respect to the Units. In addition, the Mutuelles AXA, as a group, and Finaxa may be deemed to be beneficial owners of all Units beneficially owned by AXA and its subsidiaries. AXA and its subsidiaries have the power to dispose or direct the disposition of all shares of the capital stock of ECI deposited in the voting trust. The Mutuelles AXA, as a group, and Finaxa may be deemed to share the power to vote or to direct the vote and to dispose or to direct the disposition of all the Units of the Adviser beneficially owned by AXA and its subsidiaries. By reason of their relationship, AXA, the Voting Trustees, the Mutuelles, AXA, Finaxa, ECI, Equitable, Equitable Holdings, L.L.C., Equitable Investment Corporation, Alliance Capital Management Corporation and Equitable Capital Management Corporation may be deemed to share the power to vote or to direct the vote and to dispose or direct ration may be deemed to share the power to vote or to direct the vote and to dispose or direct the disposition of all or a portion of the Units beneficially owned by AXA and its subsidiaries.

Portfolio Manager

Nicholas D. P. Carn is the person principally responsible for the day-today management of each Fund's portfolio. Mr. Carn has been a Vice President of Alliance Capital Management Corporation since
1997. Prior thereto, he was Chief Investment Officer and
Portfolio Manager of Draycott Partners since before 1994.

Distribution Plans

Each Fund has adopted a plan under Commission Rule 12b-1 that allows the Fund to pay asset-based sales charges or distribution and service fees for the distribution and sale of its shares. The amount of these fees for each class of the Fund's shares is:

                             Rule 12b-1 Fee (as a percent of
                             aggregate average daily net assets)

              Class A                  .30%*
              Class B                 1.00%
              Class C                 1.00%
____________________
*The Rule 12b-1 plan for Class A shares provides for payments of up to .50% of aggregate average daily net assets, although the Fund's Trustees currently limit such payments to .30% of such assets.

Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales fees. Class B and Class C shares are subject to higher distribution fees than Class A shares (Class B shares are subject to these higher fees for a period of six years, after which they convert to Class A shares). The higher fees mean a higher expense ratio, so Class B and Class C shares pay correspondingly lower dividends and may have a lower net asset value than Class A shares.

                   PURCHASE AND SALE OF SHARES

How the Funds Value Their Shares

The Funds' net asset value or NAV is calculated at 4:00 p.m., Eastern time, each day the Exchange is open for business. To calculate NAV, a Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The Funds' value their securities at their current market value determined on the basis of market quotations or, if such quotations are not readily available, such other methods as the Funds' Directors or Trustees believe accurately reflect fair market value.

Your order for purchase, sale, or exchange of shares is priced at the next NAV calculated after your order is accepted by the Fund. Your purchase of Fund shares may be subject to an initial sales charge. Sales of Fund shares may be subject to a contingent deferred sales charge or CDSC. See the Distribution Arrangements section of this Prospectus for details.

How to Buy Shares

You may purchase a Fund's shares through broker-dealers, banks, or other financial intermediaries. You also may purchase shares directly from the Funds' principal underwriter, Alliance Fund
Distributors, Inc., or AFD.

    Minimum investment amounts are:

    --   Initial                            $250
    --   Subsequent                          $50
    --   Automatic Investment Program        $25

If you are an existing Fund shareholder, you may purchase shares by electronic funds transfer in amounts not exceeding $500,000 if you have completed the appropriate section of the Subscription Application or the Shareholder Options form obtained from AFS. Call 800-221-5672 to arrange a transfer from your bank account.

A Fund is required to withhold 31% of taxable dividends, capital gains distributions, and redemptions paid to shareholders who have not provided the Fund with their certified taxpayer identification number. To avoid this, you must provide your correct Tax Identification Number (Social Security Number for most investors) on your account application.

The Funds may refuse any order to purchase shares. In this regard, the Funds reserve the right to restrict purchases of Fund shares (including through exchanges) when they appear to evidence a pattern of frequent purchases and sales made in response to short-term considerations.

How to Exchange Shares

You may exchange your Fund shares for shares of the same class of other Alliance Mutual Funds (including AFD Exchange Reserves, a money market fund managed by Alliance). Exchanges of shares are made at next-determined NAV, without sales or service charges. You may request an exchange by mail or telephone. You must call by 4:00 p.m., Eastern time, to receive that day's NAV. The Funds may change, suspend, or terminate the exchange service on 60 days' written notice.

How to Sell Shares

You may "redeem" your shares (i.e., sell your shares to the Fund) on any day the Exchange is open, either directly or through your financial intermediary. Your sales price will be the next-determined NAV, less any applicable CDSC, after the Fund receives your request in proper form. Normally, proceeds will be sent to you within seven days. If you recently purchased your shares by check or electronic funds transfer, your redemption payment may be delayed until the Fund is reasonably satisfied that the check or electronic funds transfer has been collected (which may take up to 15 days).


--  Selling Shares Through Your Broker

Your broker must receive your request by 4:00 p.m., Eastern time, and submit it to the Fund by 5:00 p.m., Eastern time, for you to receive that day's NAV, less any applicable CDSC. Your broker is responsible for furnishing all necessary documentation to Fund and may charge you for this service.

--  Selling Shares Directly to a Fund

By Mail

- Send a signed letter of instruction or stock power form to AFS, along with certificates, to:

                  Alliance Fund Services, Inc.
                          P.O. Box 1520
                    Secaucus, NJ  07096-1520
                          800-221-5672

- For your protection, a bank, a member firm of a national stock exchange or other eligible guarantor institution must guarantee signatures. Stock power forms are available from your financial intermediary, AFS, and many commercial banks. Additional documentation is required for the sale of shares by corporations, intermediaries, fiduciaries, and surviving joint owners.

By Telephone

- You may redeem your shares for which no stock certificates have been issued by telephone request. Call AFS at 800-221-
    5672 with instructions on how you wish to receive your sale proceeds.

- A telephone redemption request must be made by 4:00 p.m., Eastern time, for you to receive that day's NAV, less any applicable CDSC and, except for certain omnibus accounts, may be made only once per day.

- If you have selected electronic funds transfer in your Subscription Application, the redemption proceeds may be sent directly to your bank. Otherwise, the proceeds will be mailed to you.

- Redemption requests by electronic funds transfer may not exceed $100,000 per day and redemption requests by check cannot exceed $50,000 per day.

- Telephone redemption is not available for shares held in nominees or "street name" accounts or retirement plan accounts or shares held by a shareholder who has changed his or her address of record within the previous 30 calendar days.

               DIVIDENDS, DISTRIBUTIONS AND TAXES

The Funds declare dividends on their shares each Fund business day. For Saturdays, Sundays, and holidays dividends will be as of the previous business day. Each Fund pays dividends on its shares after the close of business on the twentieth day of each month or on the first day after that day if the day is not a business day.

Each Fund's income dividend and capital gains distribution, if any, declared by a Fund on its outstanding shares will, at the election of each shareholder, be paid in cash or in additional shares of the same class of shares of that Fund. If paid in additional shares, the shares will have an aggregate net asset value as of the close of business on the day following the declaration date of the dividend or distribution equal to the cash amount of the dividend or distribution. You may make an election to receive dividends and distributions in cash or in shares at the time you purchase shares. Your election can be changed at any time prior to a record date for a dividend. There is no sales or other charge in connection with the reinvestment of dividends or capital gains distributions. Cash dividends may be paid in check, or at your election, electronically via the ACH network. There is no sales or other charge on the reinvestment of Fund dividends and distributions.

If you receive an income dividend or capital gains distribution in cash you may, within 120 days following the date of its payment, reinvest the dividend or distribution in additional shares of that Fund without charge by returning to Alliance, with appropriate instructions, the check representing the dividend or distribution. Thereafter, unless you otherwise specify, you will be deemed to have elected to reinvest all subsequent dividends and distributions in shares of that Fund.

While it is the intention of each Fund to distribute to its shareholders substantially all of each fiscal year's net income and net realized capital gains, if any, the amount and timing of any such dividend or distribution must necessarily depend upon the realization by such Fund of income and capital gains from investments. There is no fixed dividend rate and there can be no assurance that a Fund will pay any dividends or realize any capital gains.

Investment income received by a Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. To the extent that any Fund is liable for foreign income taxes withheld at the source, each Fund intends, if possible, to operate so as to meet the requirements of the Code to "pass through" to the Fund's shareholders credits or deductions for foreign income taxes paid, but there can be no assurance that any Fund will be able to do so. Furthermore, a shareholder's ability to claim a foreign tax credit or deduction for foreign taxes paid by a Fund may be subject to certain limitations imposed by the Code, as a result of which a shareholder may not be permitted to claim a full credit or deduction for the amount of such taxes.

Under certain circumstances, if a Fund realizes losses (e.g., from fluctuations in currency exchange rates) after paying a dividend, all or a portion of the dividend may subsequently be characterized as a return of capital. Returns of capital are generally nontaxable, but will reduce a shareholder's basis in shares of a Fund. If that basis is reduced to zero (which could happen if the shareholder does not reinvest distributions and returns of capital are significant), any further returns of capital will be taxable as a capital gain.

The Funds expect that distributions will consist either of net income (or short-term capital gains) or long-term capital gains. For federal income tax purposes, the Fund's dividend distributions of net income (or short-term taxable gains) will be taxable to you as ordinary income. Any capital gains distributions may be taxable to you as capital gains. A Fund's distributions also may be subject to certain state and local taxes.
If you buy shares just before a Fund deducts a distribution from its NAV, you will pay the full price for the shares and then receive a portion of the price back as a taxable distribution.

The sale or exchange of Fund shares is a taxable transaction for Federal income tax purposes.

Each year shortly after December 31, the Fund will send you tax information stating the amount and type of all its distributions for the year. Consult your tax adviser about the federal, state, and local tax consequences in your particular circumstances.

                    DISTRIBUTION ARRANGEMENTS

The Funds offer the following classes of shares:

Class A Shares -- Initial Sales Charge Alternative

You can purchase Class A shares at net asset value plus an initial sales charge, as follows:

                                 Initial Sales Charge

                                                Commission to
                 as % of Net     as a % of      Dealer/Agent as %
Amount Purchased Amount Invested Offering Price of Offering Price

Less than $100,000      4.44%           4.25%           4.00%

$100,000 to less
than $250,000            3.36            3.25            3.00

$250,000 to less
than $500,000            2.30            2.25            2.00

$500,000 to less
than $1,000,000          1.78            1.75            1.50

On purchases of $1,000,000 or more, you pay no initial sales charge but may pay a contingent deferred sales charge ("CDSC") equal to 1% of the lesser of net asset value at the time of redemption or original cost if you redeem within one year; Alliance may pay the dealer or agent a fee of up to 1% of the dollar amount purchased. Certain purchases of Class A shares may qualify for reduced or eliminated sales charges in accordance with the Funds' Combined Purchase Privilege, Cumulative Quantity Discount, Statement of Intention, Privilege for Certain Retirement Plans, Reinstatement Privilege and Sales at Net Asset Value programs. Consult the Application and the SAI.

Class B Shares -- Deferred Sales Charge Alternative

You can purchase Class B shares at net asset value without an initial sales charge. A Fund will thus receive the full amount of your purchase. However, you may pay a CDSC if you redeem shares within four years after purchase. The amount of the CDSC (expressed as a percentage of the lesser of the current net asset value or original cost) will vary according to the number of years from the purchase of the Class B shares until the redemption of those shares, as follow:

Year Since Purchase          CDSC

First                         4%

Second                        3%

Third                         2%

Fourth                        1%

Thereafter                    None

Class B shares are subject to higher distribution fees than Class A shares for a period of eight years (at which time they convert to Class A shares). Because of these higher fees, Class B shares pay correspondingly lower dividends and may have a lower net asset value than Class A shares.

Class C Shares -- Asset-Based Sales Charge Alternative

You can purchase Class C shares at net asset value without any initial sales charge. The Fund will thus receive the full amount of your purchase, and, if you hold your shares for one year or more, you will receive the entire net asset value of your shares upon redemption. Class C shares incur higher distribution fees than Class A shares and do not convert to any other class of shares of the Fund. Because of these higher fees, Class C shares pay correspondingly lower dividends and may have a lower net asset value than Class A shares.

Class C shares redeemed within one year of purchase will be subject to a CDSC equal to 1.0% of the lesser of their original cost or net asset value at the time of redemption.

Choosing a Class of Shares

The decision as to which class of shares is More beneficial to you depends on the amount and intended length of your investment. If you are making a large investment, thus qualifying for a reduced sales charge, you might consider purchasing Class A shares. If you are making a small investment, you might consider purchasing Class B shares because 100% of your purchase is invested immediately. If you are unsure of the length of your investment, you might consider Class C shares because there is no initial sales charge and no CDSC as long as the shares are held for one year or more. Dealers and agents may receive differing compensation for selling Class A, Class B, or Class C shares. There is no size limit on purchases of Class A shares. The maximum purchase of Class B shares is $250,000. The maximum purchase of Class C shares is $1,000,000.

You should consult your financial agent to assist in choosing a class of Fund shares.

Application of the CDSC

Shares obtained from dividend or distribution reinvestment are not subject to any CDSC. The CDSC is deducted from the amount of the redemption and is paid to AFD. The CDSC will be waived on redemptions of shares following the death or disability of a shareholder, to meet the requirements of certain qualified retirement plans or pursuant to a monthly, bimonthly or quarterly systematic withdrawal plan. See the SAI.

Employee Benefit Plans

Certain employee benefit plans, including employer-sponsored tax-qualified 401(k) plans and other defined contribution retirement plans ("Employee Benefit Plans"), may establish requirements as to the purchase, sale or exchange of shares of the Funds, including maximum and minimum initial investment requirements, that are different from those described in this Prospectus. Employee Benefit Plans may also not offer all classes of shares of the Funds. In order to enable participants investing through Employee Benefit Plans to purchase shares of the Funds, the maximum and minimum investment amounts may be different for shares purchased through Employee Benefit Plans from those described in this Prospectus. In addition, the Class A, Class B, and Class C CDSC may be waived for investments made through Employee Benefit Plans.

General

The decision as to which Class is most beneficial to you depends on the amount and intended length of your investment. If you are making a large investment, thus qualifying for a reduced sales charge, you might consider Class A shares. If you are making a smaller investment, you might consider Class B shares because 100% of your purchase is invested immediately. If you are unsure of the length of your investment, you might consider Class C shares because there is no initial or, after one year, contingent deferred sales charge. Consult your financial agent. There is no size limit on purchases of Class A shares. The maximum purchase of Class B shares is $250,000. The maximum purchase of Class C shares is $1,000,000. A Fund may refuse any order to purchase shares. In addition to the discount or commission paid to dealers or agents, AFD from time to time pays additional cash or other incentives to dealers or agents, including EQ Financial Consultants Inc., an affiliate of AFD, in connection with the sale of shares of the Funds. Such additional amounts may be utilized, in whole or in part, in some cases together with other revenues of such dealers or agents, to provide additional compensation to registered representatives who sell shares of the Funds. On some occasions, such cash or other incentives will be conditioned upon the sale of a specified minimum dollar amount of the shares of a Fund and/or other Alliance Mutual Funds during a specific period of time. Such incentives may take the form of payment for attendance at seminars, meals, sporting events or theater performances, or payment for travel, lodging and entertainment incurred in connection with travel by persons associated with a dealer and their immediate family members to urban or resort locations within or outside the United States. Such a dealer may elect to receive cash incentives of equivalent amount in lieu of such payments.

                       GENERAL INFORMATION

Portfolio Transactions

Consistent with the Conduct Rules of the NASD, and subject to seeking best price and execution, the Trust may consider sales of shares of the Funds as a factor in the selection of dealers to enter into portfolio transactions with the Funds.

Organization

The Trust is a Massachusetts business trust organized on March 26, 1987. Prior to August 2, 1993, the Trust was known as The Equitable Funds, and the Growth Investors Fund and the Conservative Investors Fund were known as The Equitable Growth Investors Fund and The Equitable Conservative Investors Fund, respectively.

The Trust is an open-end management investment company with an unlimited number of authorized shares of beneficial interest, which may, without shareholder approval, be divided into an unlimited number of series of such shares which, in turn, may be subdivided into an unlimited number of classes of shares. The Trust currently consists of five series of shares, two of which represent the Funds. Each Fund is divided into classes of shares, three of which, designated Class A shares, Class B shares and Class C shares, are offered by this Prospectus. The Trustees may, subject to any required approvals by the Commission, further divide each series into additional classes of shares which may be sold under conditions or with charges varying from those of the present classes of shares of each series. In addition, upon approval by the Commission, fees and expenses other than those described above may be allocated to any class of a series' shares.

Shareholders are entitled to one vote for each share held and to vote in the election of Trustees and the termination of the Trust and on other matters submitted to meetings of shareholders.

Shareholders of a series or a class thereof are entitled to vote only on matters which affect that series or that class, and shareholders of the series or a particular class of shares of the series which are affected generally vote together as a single class. The Trust is not required and does not presently intend to hold annual meetings of its shareholders for election of Trustees and ratification of the selection of auditors. Shareholders may remove Trustees from office by votes cast in person or by proxy at a meeting of shareholders or by written consent. The shares of each Fund are freely transferable, are entitled to distributions from the assets of the relevant Fund as declared by the Trustees, and, if a Fund were liquidated, would receive the net assets of the Fund attributable to the relevant class. The Trust may suspend the sale of shares of any Fund or class thereof at any time and may refuse any order to purchase shares. Shareholders could, under certain circumstances, be held personally liable for obligations of the Trust. However, the risk of a shareholder incurring financial loss on account of such liability is considered remote since it may arise only in very limited circumstances. See "Shareholder and Trustee Liability" under "General Information" in the Statement of Additional
Information.

Registrar, Transfer Agent and Dividend-disbursing Agent

AFS, an indirect wholly-owned subsidiary of Alliance, located at 500 Plaza Drive, Secaucus, New Jersey 07094, is the Trust's registrar, transfer agent and dividend-disbursing agent for a fee based upon a dollar amount (determined by reference to the total number of shareholder accounts for all Alliance funds in the Fund's broad investment category) charged to the Fund for each shareholder account. The transfer agency fee with respect to the Class B and Class C shares will be higher than the transfer agency fee with respect to the Class A shares, reflecting the differential costs associated with the Class B and Class C CDSC.

Principal Underwriter

AFD, an indirect wholly-owned subsidiary of Alliance, located at 1345 Avenue of the Americas, New York, New York 10105, is the
Principal Underwriter of the shares of the Trust.

Performance Information

From time to time the Funds advertise their "yield" and "total return." Yield and total return are computed separately for Class A, Class B and Class C shares of each Fund. A Fund's yield for any 30-day (or one-month) period is computed by dividing the net investment income per share earned during such period by the maximum public offering price per share on the last day of the period, and then annualizing such 30-day (or one-month) yield in accordance with a formula prescribed by the Commission which provides for compounding on a semi-annual basis. The Funds may also state in sales literature an "actual distribution rate" for each class which is computed in the same manner as yield except that actual income dividends declared per share during the period in question are substituted for net investment income per share. The actual distribution rate is computed separately for Class A, Class B and Class C shares of each Fund. Advertisements of total return disclose the average annual compounded total return for the recent one-year period and the life of the class. Total return for each such period is computed by finding, through the use of a formula prescribed by the Commission, the average annual compounded rate of return over the period that would equate an assumed initial amount invested to the value of the investment at the end of the period. For purposes of computing total return, income dividends and capital gains distributions paid on shares of the Funds are assumed to have been reinvested when paid and the maximum sales charges applicable to purchases and redemptions of Fund shares are assumed to have been paid. Advertisements may quote performance rankings or ratings of the Funds as measured by financial publications or by independent organizations such as Lipper Analytical Services, Inc. and Morningstar, Inc. or compare the Funds' performance to various indices.

ADDITIONAL INFORMATION

This Prospectus and the SAI, which has been incorporated by reference herein, do not contain all the information set forth in the Registration Statement filed by the Trust with the Commission under the Securities Act of 1933. Copies of the Registration Statement may be obtained at a reasonable charge from the Commission or may be examined, without charge, at the offices of the Commission in Washington, D.C.

This prospectus does not constitute an offering in any state in which such offering may not lawfully be made.

                      FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand each Fund's financial performance for the past 5 years (or, if shorter, for the life of the Fund). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds' financial statements, is included in the SAI, which is available upon request.

[To be updated.]

   [back cover]

For more information about the Funds' the following documents are available upon request:

Annual/Semi-Annual Reports to Shareholders
The Funds' annual and semi-annual reports to shareholders contain additional information on the Funds' investments. In the annual report, you will find a discussion of the market conditions and investment strategies that affected a Fund's performance during its last fiscal year.

Statement of Additional Information (SAI)
The Funds have an SAI, which contains more detailed information about the Funds, including their operations and investment policies. The Funds' SAI is incorporated by reference into (and are legally part of) this Prospectus.

You may request a free copy of the current annual/semi-annual report or the SAI by contacting your broker or other financial intermediary, or by contacting Alliance:

By mail:           c/o Alliance Fund Services, Inc.
                   P.O. Box 1520
                   Secaucus, NJ 07096-1520

By phone:          For information:    (800) 221-5672
                   For literature:     (800) 227-4618

Or you may view or obtain these documents from the Commission:

In person:         at the Commission's Public Reference Room in
                   Washington, D.C.

By phone:          1-800-SEC-0330

By mail:           Public Reference Section
                   Securities and Exchange Commission
                   Washington, DC 20549-6009
                   (duplicating fee required)

On the Internet:   www.sec.gov

You also may find more information about Alliance and the Funds on the Internet at: www.Allinacecapital.com.

Investment Company Act File No. 811-05088.

   Alliance Asset                                      Prospectus

Allocation Funds                                September 1, 1999




The Alliance Asset Allocation Funds invest in a variety of fixed-income securities, money market instruments and equity securities, each pursuant to a different asset allocation strategy.




                             -    Alliance Conservative Investors
                                  Fund

                             -    Alliance Growth Investors Fund










The Securities and Exchange Commission has not approved or disapproved of these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                         TABLE OF CONTENTS

                                                             Page

RISK/RETURN SUMMARY......................................

The Alliance Conservative Investors Fund.................

The Alliance Growth Investors Fund.......................

FEES AND EXPENSES OF THE FUNDS...........................

GLOSSARY.................................................

DESCRIPTION OF THE FUNDS.................................

Investment Objectives and Policies.......................

Description of Investment Practices......................

Additional Risk Considerations...........................

MANAGEMENT OF THE FUNDS..................................

PURCHASE AND SALE OF SHARES..............................

How The Funds Value Their Shares.........................

How To Buy Shares........................................

How To Exchange Shares...................................

How To Sell Shares.......................................

DIVIDENDS, DISTRIBUTIONS AND TAXES.......................

DISTRIBUTION ARRANGEMENTS................................

GENERAL INFORMATION......................................

FINANCIAL HIGHLIGHTS.....................................

APPENDIX A -- BOND RATINGS...............................

APPENDIX B -- PERFORMANCE INFORMATION....................

   The Funds' investment adviser is Alliance Capital Management L.P. ("Alliance" or "the Adviser"), a global investment manager providing diversified services to institutions and individuals through a broad line of investments including more than 100 mutual funds.

RISK/RETURN SUMMARY

The following is a summary of certain key information about the Alliance Asset Allocation Funds. You will find additional information about each Fund, including a detailed description of the risks of an investment in each Fund, after this Summary.

The Risk/Return Summary describes each Fund's investment objective, principal investment strategies, principal risks and fees. Each Fund's summary page includes a short discussion of some the principle risks of investing in that Fund. A further discussion of these and other risks begins on page __.

More detailed descriptions of the Funds, including the risks associated with investing in the Funds, can be found further back in this Prospectus. Please be sure to read this additional information BEFORE you invest. Each of the Funds may at times use certain types of investment derivatives such as options, futures, forwards and swaps. The use of these techniques involves special risks that are discussed in this Prospectus.

The Risk/Return Summary includes a table for each Fund showing its average annual returns and a bar chart showing its annual returns. The table and bar chart provide an indication of the historical risk of an investment in each Fund by showing:

-- how the Fund's average annual returns for one, five, and 10 years (or over the life of the Fund if the Fund is less than 10 years old) compare to those of a broad based securities market index; and

-- changes in the Fund's performance from year to year over 10 years (or over the life of the Fund if the Fund is less than 10 years old).

A Fund's past performance, of course, does not necessarily indicate how it will perform in the future.

Other important things for you to note:

--  You may lose money by investing in the Funds.

-- An investment in the Funds is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance
    Corporation or any other government agency.

   Alliance Conservative Investors Fund

-- Objective: The Fund seeks to achieve a high total return without, in the opinion of Alliance, undue risk to principal.

-- Principal Investment Strategies and Risks: The Fund invests varying portions of its assets in debt and equity securities. The Fund normally invests between 50% and 90% (generally approximately 70%) of its total assets in fixed-income securities and money market instruments, with equity securities comprising the remainder of the Fund's holdings. The Fund's equity investments will consist of common stocks and securities convertible into common stocks issued by companies with a favorable outlook for earnings and whose rate of growth Alliance expects to exceed that of the U.S. economy over time. All fixed-income securities held by the Fund will be of investment grade at the time of purchase.
    The Fund may invest in foreign securities and may also make use of various other investment strategies, including securities lending. The Fund may use derivatives.

    Among the principal risks of investing in the Fund are market risk, derivatives risk, liquidity risk and management risk. The Fund is subject to credit risk through its investments in debt securities and to foreign investment risk and currency risk through its investments in foreign securities.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.

              Alliance Conservative Investors Fund

The annual returns in the bar chart are for the Fund's ________ shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.














                            BAR CHART
                        [To be updated.]

You should consider an investment in the Fund a long-term
investment.  The Fund's returns will fluctuate over long and short periods.  For example, for the quarter ended March 31, 1999
the Portfolio's return was    %, and during the periods shown in
the bar chart, the Fund's:

    Best quarter was up ___%, __ quarter, 19__; and Worst quarter was down __%, __ quarter, 19__.


                              PERFORMANCE TABLE

                        Past One Year     Past Five Years  Since Inception

Advisor Class

70% Lehman Brothers
Government Corporate
Bond Index/ 30%
S&P 500 Index

The average annual total returns in the performance table for the periods ended December 31, 1998 reflect the imposition of the maximum front-end or contingent deferred sales charges.

   Alliance Growth Investors Fund

-- Objective: This Fund seeks to achieve the highest total return consistent with Alliance's determination of reasonable risk.

-- Principal Investment Strategies and Risks: The Fund invests varying portions of its assets in equity and debt securities. Over time, the Fund's holdings are expected on average to be allocated 70% to equity securities and 30% to debt securities. The Fund's equity investments will consist of common stocks and securities convertible into common stocks issued by companies with a favorable outlook for earnings and whose rate of growth Alliance expects to exceed that of the U.S. economy over time and may include securities issued by intermediate- and small-sized companies with favorable growth prospects. Debt investments will include investment grade fixed-income securities and may include securities that are below investment grade ("junk bonds"). The Fund may invest in foreign securities and may also make use of various other investment strategies, including securities lending. The Fund may use derivatives.

    Among the principal risks of investing in the Fund are market risk, derivatives risk, liquidity risk and management risk. The Fund is subject to heightened credit risk through its investments in lower quality debt securities, to foreign investment risk and currency risk to the extent that it invests in securities of foreign issuers, and to smaller company risk to the extent that it invests in securities of companies with smaller capitalizations.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.

                 Alliance Growth Investors Fund

The annual returns in the bar chart are for the Fund's _______ shares and do not reflect sales loads. If sales loads were reflected, returns would be lower than those shown.

                            BAR CHART
                        [To be updated.]

You should consider an investment in the Fund a long-term
investment.  The Fund's returns will fluctuate over long and short periods.  For example, for the quarter ended March 31, 1999
the Portfolio's return was    %, and during the periods shown in
the bar chart, the Fund's:

         Best quarter was up ___%, __ quarter, 19__; and Worst quarter was down __%, __ quarter, 19__.

                              PERFORMANCE TABLE

                        Past One Year     Past Five Years  Since Inception

Advisor Class

70% S&P 500/30% Lehman
Brothers Government
Corporate Bond Index

The average annual total returns in the performance table for the periods ended December 31, 1998 reflect the imposition of the maximum front-end or contingent deferred sales charges.

   SUMMARY OF PRINCIPAL RISKS

The value of your investment in a Fund will change with the values of the Fund's investments. Many factors can affect those values. This summary describes the principal risks that may affect a Fund's portfolio as a whole. Either Fund could be subject to additional principal risks because the types of investments made by the Funds can change over time. Investments mentioned in this summary and described in greater detail under "Description of the Funds" or "Investment Techniques" appear in bold type. These sections also include more information about the Funds, their investments and the related risks.

-- Market and Interest Rate Risk. Each of the Funds is subject to market risk, which is the general risk of unfavorable
    changes in the market value of a Fund's securities.   These
    include the risks of broader market declines as well as more company-specific risks, such as poor management performance, inappropriate financial leverage, industry problems and reduced demand for a particular company's products.

    Interest rate risk is the risk that interest rates will rise causing a Fund's investments to decline in value. Because the Funds invest in debt securities such as bonds, notes and asset-backed securities, they are subject to this type of market risk. Debt securities are obligations of an issuer to make fixed payments of principal and/or interest on future dates. If the interest rate paid by an issuer on a particular debt security is high relative to market interest rates, that security is attractive to investors and valuable. Accordingly, if market interest rates rise, your investment in a Fund that holds debt securities is likely to become less valuable because its debt securities are likely to drop in value.

    Even the Alliance Conservative Investors Fund is subject to interest rate risk despite the fact that it invests substantial portions of its assets in high quality debt securities. Interest rate risk is generally greater, however, for the Alliance Growth Investors Fund because it invests significantly in lower-rated securities and comparable unrated securities.

    Interest rate risk is generally greater when a Fund invests in debt securities with longer maturities. Market risk generally is greater for Funds that invest to a material extent in mortgage-related or other asset-backed securities that may be prepaid. These securities bear greater market risk because they have variable maturities that tend to lengthen when least desirable - when interest rates are rising. Increased market risk is also likely for Funds that invest to a material extent in debt securities paying no interest, such as zero coupon, principal-only and interest-only securities, or paying non-cash interest in the form of other debt securities (pay-in-kind securities).

-- Credit Risk. Credit risk is the risk that the issuer or the guarantor of a debt security or the counterparty to a transaction will be unable or unwilling to make timely principal and/or interest payments, or otherwise to honor its obligations. Each of the Funds may be subject to credit risk to the extent that it invests in debt securities or engages in transactions, such as securities loans, which involve a promise by a third party to honor an obligation to the Fund. Varying degrees of credit risk, often reflected in credit ratings, apply to different third parties and related transactions.

    Credit risk is particularly significant for the Alliance Growth Investors Fund because it invests a material portion of its assets in lower-rated securities. These debt securities and similar unrated securities (commonly known as "junk bonds") have speculative elements or are predominantly speculative credit risks. Even debt securities that are "investment grade" may have some speculative characteristics. As a result of their investments in foreign securities, the Funds are also subject to increased credit risk because of the difficulties of requiring foreign entities, including issuers of sovereign debt, to honor their contractual commitments, and because a number of foreign governments and other issuers are already in default.

-- Currency Risk. The Funds will be subject to currency risk because they may invest in securities denominated in, and/or receiving revenues in, foreign currencies. This is the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of hedging positions, that the U.S. Dollar will decline in value relative to the currency hedged. In either event, the dollar value of such investments would be the adversely affected.

-- Foreign Investment Risk. To the extent that they invest in foreign securities, the Funds may experience more rapid and extreme changes in value than Funds with investments solely in securities of U.S. companies. This is because the securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries.

    Additionally, foreign securities issuers are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments could adversely affect a Fund's investments in a foreign country. In the event of nationalization, expropriation or other confiscation, a Fund could lose its entire investment.

-- Leveraging Risk. When a Fund is borrowing money or otherwise leveraging its portfolio, the value of an investment in that Fund will be more volatile and all other risks will tend to be compounded. Each of the Funds may take on leveraging risk by investing collateral from securities loans and by borrowing money to meet redemption requests.

-- Derivatives Risk. Each of the Funds may use derivatives, which are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. Alliance will sometimes use derivatives as part of a strategy designed to reduce other risks and sometimes will use derivatives for leverage, which increases opportunities for gain but also involves greater risk. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with relevant assets, rates and indices.

-- Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing a Fund from selling out of these illiquid securities at an advantageous price. Each Fund is subject to liquidity risk because foreign investments and securities involving substantial market and/or credit risk tend to involve greater liquidity risk because they can be hard to sell.

-- Smaller Company Risk. Market risk and liquidity risk are particularly pronounced for the Alliance Growth Investors Fund to the extent that it invests in the stocks of companies with relatively small market capitalizations. These investments often involve greater risk because smaller companies may have limited product lines, markets or financial resources or may depend on a few key employees.

-- Management Risk. Each Fund is subject to management risk because it is an actively managed investment Fund. Alliance will apply its investment techniques and risk analyses in making investment decisions for the Funds, but there can be no guarantee that they will produce the desired results. In some cases, certain investments may be unavailable or

    Alliance may choose not to use them under market conditions when, in retrospect, their use would have been beneficial to the Funds.

                         FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Funds.

Shareholder Transaction Expenses (paid directly from your investment)

                                  Advisor Class

Maximum Sales Charge
(Load) Imposed on
Purchases (as a
percentage of offering
price)

Maximum Deferred Sales
Charge (Load) (as a
percentage of original
purchase price or
redemption proceeds,
whichever is lower)

Exchange Fee

_________________________________________________________________

Annual Fund Operating Expenses (expenses that are deducted from
Fund assets) and Examples

The Examples are to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds. They assume that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment earns a 5% return each year, that the Fund's operating expenses remain the same, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

                                  Operating Expenses            Examples

Alliance
Conservative
Investors Fund                    [To be updated]

                                  Advisor Class                 Advisor Class

Management Fees                                      After 1 Year

Distribution and                                     After 3 Years
Shareholder Service
(12b-1) Fees

Interest Expense                                     After 5 Years

Other Expenses                                       After 10 Years

Total Fund Operating
Expenses

Waiver and/or
Expense
Reimbursement

Net Expenses


Alliance Growth
Investors Fund

                                  Advisor Class                 Advisor Class



Management Fees                                      After 1 Year


Distribution and                                     After 3 Years
Shareholder Service
(12b-1) Fees

Interest Expense                                     After 5 Years

Other Expenses                                       After 10 Years

Total Fund Operating
Expenses

                              GLOSSARY

This Prospectus uses the following terms.

Types of Securities

Bonds are fixed, floating, and variable rate debt obligations.

Convertible securities are fixed-income securities that are convertible into common and preferred stock.

Debt securities are bonds, debentures, notes, and bills.

Depositary receipts include American Depositary Receipts
("ADRs"), Global Depositary Receipts ("GDRs") and other types of depositary receipts.

Equity securities include (i) common stocks, partnership interests, business trust shares and other equity or ownership interests in business enterprises, and (ii) securities convertible into, and rights and warrants to subscribe for the purchase of, such stocks, shares and interests.

Fixed-income securities are debt securities and preferred stocks, including floating rate and variable rate instruments.

Foreign government securities are securities issued or guaranteed, as to payment of principal and interest, by foreign governments, quasi-governmental entities, or governmental agencies or other entities.

Interest-only or IO securities are debt securities that receive only the interest payments on an underlying debt that has been structured to have two classes, one of which is the IO class and the other of which is the principal-only or PO class, that receives only the principal payments on the underlying debt obligation. POs are similar to, and are sometimes referred to as, zero coupon securities, which are debt securities issued without interest coupons.

Mortgage-related securities are pools of mortgage loans that are assembled for sale to investors (such as mutual funds) by various governmental, government-related, and private organizations.
These securities include:

--  ARMS, which are adjustable-rate mortgage securities;

--  SMRS, which are stripped mortgage-related securities;

--  CMOs, which are collateralized mortgage obligations;

-- GNMA certificates, which are securities issued by the Government National Mortgage Association or GNMA;

--  FNMA certificates, which are securities issued by the Federal
    National Mortgage Association or FNMA; and

-- FHLMC certificates, which are securities issued by the Federal Home Loan Mortgage Corporation or FHLMC

Rule 144A securities are securities that may be resold pursuant to Rule 144A under the Securities Act.

Sovereign debt obligations are foreign government debt securities, loan participations between foreign governments and financial institutions, and interests in entities organized and operated for the purpose of restructuring the investment characteristics of foreign government securities.

U.S. Government securities are securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

Rating Agencies, Rated Securities and Indexes

Duff & Phelps is Duff & Phelps Credit Rating Company.

Fitch is Fitch IBCA, Inc.

Investment grade securities are fixed-income securities rated Baa and above by Moody's or B and above by S&P, Duff & Phelps or Fitch, or determined by Alliance to be of equivalent quality.

Lower-rated securities are fixed-income securities rated Ba or below by Moody's or BB or below by S&P, Duff & Phelps or Fitch, or determined by Alliance to be of equivalent quality, and are commonly referred to as "junk bonds."

Moody's is Moody's Investors Service, Inc.

S&P is Standard & Poor's Ratings Services.

S&P 500 Index is S&P's 500 Composite Stock Price Index, a widely recognized unmanaged index of market activity.

Other

1940 Act is the Investment Company Act of 1940, as amended.
Code is the Internal Revenue Code of 1986, as amended.

Commission is the Securities and Exchange Commission.

Duration is a measure that relates the price volatility of a security to changes in interest rates. The duration of a debt security is the weighted average term to maturity, expressed in years, of the present value of all future cash flows, including coupon payments and principal repayments. Thus, by definition, duration is always less than or equal to full maturity.

Exchange is the New York Stock Exchange.

Non-U.S. Company is an entity that (i) is organized under the laws of a foreign country and conducts business in a foreign country, (ii) derives 50% or more of its total revenues from business in foreign countries, or (iii) issues equity or debt securities that are traded principally on a stock exchange in a foreign country.

Securities Act is the Securities Act of 1933, as amended.

World Bank is the commonly used name for the International Bank for Reconstruction and Development.

                      DESCRIPTION OF THE FUNDS

This section of the Prospectus provides a more complete description of each Fund's investment objectives and principal strategies and risks. Of course, there can be no assurance that any Fund will achieve its investment objective.

Please note that:

-- Additional discussion of the Funds' investments, including the risks of the investments, can be found in the discussion under Description of Investment Practices following this section.

-- The description of the principal risks for a Fund may include risks described in the Summary of Principal Risks above.
    Additional information about the risks of investing in a Fund can be found in the discussion under Additional Risk
    Considerations.

-- Additional descriptions of each Fund's strategies, investments, and risks can be found in the Statement of Additional Information or SAI.

-- Except for certain investment restrictions designated as fundamental in this Prospectus and the Statement of Additional Information, the investment objectives and policies of the Funds are not fundamental policies and may be changed by the Trustees without shareholder approval. The Trust will give shareholders contemporaneous notice of any change in a Fund's investment objective.

INVESTMENT OBJECTIVES AND POLICIES

Asset Allocation Funds Generally

The Conservative Investors and Growth Investors Funds invest in a variety of fixed-income securities, money market instruments and equity securities, each pursuant to a different asset allocation strategy, as described below. The term "asset allocation" is used to describe the process of shifting assets among discrete categories of investments in an effort to adjust risk while producing desired return objectives. Portfolio management, therefore, will consist not only of selecting specific securities but also of setting, monitoring and changing, when necessary, the asset mix.

Each Fund has been designed with a view toward a particular "investor profile." The "conservative investor" has a relatively short-term investment bias, either because of a limited tolerance for market volatility or a short investment horizon. This investor is averse to taking risks that may result in principal loss, even though such aversion may reduce the potential for higher long-term gains and result in lower performance during periods of equity market strength. Consequently, the asset mix for the Conservative Investors Fund attempts to reduce volatility while providing modest upside potential. The "growth investor" has a longer-term investment horizon and therefore is willing to take more risks in an attempt to achieve long-term growth of principal. This investor wishes, in effect, to be risk conscious without being risk averse. The asset mix for the Growth Investors Fund is therefore intended to provide for upside potential without excessive volatility.

Alliance has established an asset allocation committee (the "Committee"), which is responsible for setting and continually reviewing the asset mix ranges of each Fund. Under normal market conditions, the Committee is expected to change allocation ranges approximately three to five times per year. However, the Committee has broad latitude to establish the frequency, as well as the magnitude, of allocation changes within the guidelines established for each Fund. During periods of severe market disruption, allocation ranges may change frequently. It is also possible that in periods of stable and consistent outlook no change will be made. The Committee's decisions are based on and may be limited by a variety of factors, including liquidity, portfolio size, tax consequences and general market conditions, always within the context of the appropriate investor profile for each Fund. Consequently, asset mix decisions for the Conservative Investors Fund principally emphasize risk assessment of each asset class viewed over the shorter term, while decisions for the Growth Investors Fund are principally based on an assessment of the longer term total return potential for each asset class.

The Funds are permitted to use a variety of hedging techniques to attempt to reduce market, interest rate and currency risks.

Alliance Conservative Investors Fund

Alliance Conservative Investors Fund seeks a high total return without, in the view of Alliance, undue risk to principal. The Fund attempts to achieve its investment objective by allocating varying portions of its assets among investment grade, publicly traded fixed-income securities, money market instruments and publicly traded common stocks and other equity securities of U.S. and non-U.S. issuers.

All fixed-income securities owned by the Fund will be of investment grade at the time of purchase. This means that they will be in one of the top four rating categories assigned by S&P, Moody's, Duff & Phelps or Fitch, or will be unrated securities of comparable quality as determined by Alliance. Securities in the fourth such rating category (rated BBB by S&P, Duff & Phelps or Fitch, or Baa by Moody's) have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments on such obligations than in the case of higher-rated securities. In the event that the rating of any security held by the Conservative Investors Fund falls below investment grade (or, in the case of an unrated security, Alliance determines that it is no longer of investment grade), the Fund will not be obligated to dispose of such security and may continue to hold the obligation if, in the opinion of Alliance, such investment is appropriate under the circumstances. For a description of the ratings referred to above, see Appendix A.

The equity securities the Conservative Investors Fund invests in will consist of common stocks and securities convertible into common stocks, such as convertible bonds, convertible preferred stocks and warrants, issued by companies with a favorable outlook for earnings and whose rate of growth Alliance expects to exceed that of the U.S. economy over time.

The Conservative Investors Fund will at all times hold at least
40% of its total assets in investment grade fixed-income securities, each having a duration less than that of a 10-year
Treasury bond (the "Fixed Income Core").

The Conservative Investors Fund is generally expected to hold approximately 70% of its total assets in fixed-income securities (including the Fixed Income Core, cash and money market instruments) and 30% in equity securities. Actual asset mixes will be adjusted in response to economic and credit market cycles. The fixed-income asset class will always comprise at least 50%, but never more than 90%, of the Fund's total assets. The equity class will always comprise at least 10%, but never more than 50%, of the Fund's total assets. For temporary defensive purposes, the Fund may invest without limit in money market instruments.

The Fund also may:

-- invest without limit in foreign securities, although it generally will not invest more than 15% of its total assets in such securities;

--  invest in non-publicly traded securities;

-- invest in mortgage-backed securities, including collateralized mortgage obligations, or CMOs and in asset-backed securities;

--  invest in adjustable rate securities;

-- invest in convertible securities and zero-coupon and payment-in-kind bonds;

--  buy and sell stock index futures and related options;

--  make secured loans of portfolio securities; and

--  enter into repurchase agreements and forward commitments.


Alliance Growth Investors Fund

The investment objective of the Growth Investors Fund is to achieve the highest total return consistent with Alliance's determination of reasonable risk. The Fund attempts to achieve its investment objective by allocating varying portions of its assets among a number of asset classes. Equity investments will include common stocks and securities convertible into common stocks issued by companies with a favorable outlook for earnings and whose rate of growth Alliance expects to exceed that of the U.S. economy over time and may also include equity securities issued by intermediate- and small-sized companies with favorable growth prospects, companies in cyclical industries, companies whose securities are, in the opinion of Alliance, temporarily undervalued, companies in special situations and less widely known companies. Fixed-income investments will include investment grade fixed-income securities (including cash and money market instruments) and may include securities that are rated in the lower rating categories by recognized ratings agencies (i.e., BB or lower by S&P, Duff & Phelps or Fitch or Ba or lower by Moody's) or that are unrated but determined by Alliance to be of comparable quality. Lower rated fixed-income securities generally provide greater current income than higher rated fixed-income securities, but are subject to greater credit and market risk. The Fund will not invest more than 25% of its total assets in securities rated at the time of purchase below investment grade, that is, securities rated BB or lower by S&P or Ba or lower by Moody's, or in unrated securities deemed to be of comparable quality at the time of purchase by Alliance. For a description of the ratings referred to above, see Appendix A. For more information about the risks associated with investment in lower rated securities, see "High-Yield Securities" below.

The Growth Investors Fund will at all times hold at least 40% of its total assets in publicly traded common stocks and other equity securities of the type purchased by the Conservative Investors Fund (the "Equity Core"). The Growth Investors Fund is generally expected to hold approximately 70% of its total assets in equity securities (including the Equity Core) and 30% in fixed-income securities (including cash and money market instruments). Actual asset mixes will be adjusted in response to economic and credit market cycles. The fixed-income asset class will always comprise at least 10%, but never more than 60%, of the Fund's total assets. The equity class will always comprise at least 40%, but never more than 90%, of the Fund's total assets. For temporary defensive purposes, the Fund may invest without limit in money market instruments.

The Fund also may:

-- invest without limit in foreign securities, although it generally will not invest more than 15% of its total assets in such securities;

--  invest in non-publicly traded securities;

-- invest in mortgage-backed securities, including collateralized mortgage obligations, or CMOs and in asset-backed securities;

--  invest in adjustable rate securities;

-- invest in convertible securities and zero-coupon and payment-in-kind bonds;

--  buy and sell stock index futures and related options;

--  make secured loans of portfolio securities;

--  enter into repurchase agreements and forward commitments; and

--  invest in high yield securities.

DESCRIPTION OF INVESTMENT PRACTICES

Foreign Securities

Each Fund may invest without limit in securities of foreign issuers and securities which are not publicly traded in the United States, although the Conservative Investors Fund generally will not invest more than 15% of its total assets, and the Growth Investors Fund generally will not invest more than 30% of its total assets, in such securities. Such securities may involve certain special risks due to foreign economic, political, diplomatic and legal developments, including favorable or unfavorable changes in currency exchange rates, exchange control regulations (including currency blockage and costs), expropriation or nationalization of assets, confiscatory taxation, imposition of withholding taxes on dividend or interest payments, and possible difficulty in obtaining and enforcing judgments against foreign entities. Furthermore, issuers of foreign securities are subject to different, often less comprehensive, accounting, reporting and disclosure requirements than domestic issuers. The securities of some foreign companies and foreign securities markets are less liquid and at times more volatile than securities of comparable U.S. companies and U.S. securities markets, and foreign securities markets may be subject to less regulation than U.S. securities markets. The laws of some foreign countries may limit the Funds' ability to invest in certain issuers located in those countries. Foreign brokerage commissions and other fees are also generally higher than in the United States. There are also special tax considerations that apply to securities of foreign issuers and securities principally traded overseas. Foreign settlement procedures and trade regulations may involve certain risks (such as delay in payment or delivery of securities or in the recovery of the Funds' assets held abroad) and expenses not present in the settlement of domestic investments.

The Growth Investors Fund may invest a portion of its assets in developing countries or in countries with new or developing capital markets. The risks noted above are generally increased with respect to these investments. These countries may have relatively unstable governments, economies based on only a few industries or securities markets that trade a small number of securities. Securities of issuers located in these countries tend to have volatile prices and may offer significant potential for loss.

The value of foreign investments measured in U.S. dollars will rise or fall because of decreases or increases in the value of the U.S. dollar in comparison to the value of the currency in which the foreign investment is denominated. The Funds may buy or sell foreign currencies, options on foreign currencies, foreign currency futures contracts (and related options) and deal in forward foreign currency exchange contracts in connection with the purchase and sale of foreign investments. You can find more information about the Funds' foreign investments in the SAI.

Non-Publicly Traded Securities

Each Fund may invest in securities that are not publicly traded, including securities sold pursuant to Rule 144A under the Securities Act of 1933, as amended ("Rule 144A Securities"). The sale of these securities is usually restricted under the Federal securities laws, and market quotations may not be readily available. As a result, a Fund may not be able to sell these securities (other than Rule 144A Securities) unless they are registered under applicable Federal and state securities laws, or may be able to sell them only at less than fair market value. Investment in these securities is restricted to 5% of a Fund's total assets (not including for these purposes Rule 144A Securities, to the extent permitted by applicable law) and is also subject to the Funds' restriction against investing more than 15% of total assets in "illiquid" securities. To the extent permitted by applicable law, Rule 144A Securities will not be treated as "illiquid" for purposes of the foregoing restriction so long as such securities meet liquidity guidelines established by the Trust's Board of Trustees. For additional information see the SAI.

Mortgage-Backed Securities

Each Fund may invest in mortgage-backed securities, including collateralized mortgage obligations or "CMOs." Interest and principal payments (including prepayments) on the mortgages underlying mortgage-backed securities are passed through to the holders of the mortgage-backed security. Prepayments occur when the mortgagor on an individual mortgage prepays the remaining principal before the mortgage's scheduled maturity date. As a result of the pass-through of prepayments of principal on the underlying securities, mortgage-backed securities are often subject to more rapid prepayment of principal than their stated maturity would indicate. Because the prepayment characteristics of the underlying mortgages vary, it is not possible to predict accurately the realized yield or average life of a particular issue of pass-through certificates. During periods of declining interest rates, such prepayments can be expected to accelerate and the Funds would be required to reinvest the proceeds at the lower interest rates then available. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of the securities, subjecting them to a greater risk of decline in market value in response to rising interest rates. In addition, prepayments of mortgages which underlie securities purchased at a premium could result in capital losses.

The Funds may also invest in derivative instruments, including certificates representing rights to receive payments of the interest only or principal only of mortgage-backed securities ("IO/PO Strips"). These securities may be more volatile than other types of securities. IO Strips involve the additional risk of loss of the entire remaining value of the investment if the underlying mortgages are prepaid.

Adjustable Rate Securities

Each Fund may invest in adjustable rate securities. Adjustable rate securities are securities that have interest rates that are reset at periodic intervals, usually by reference to some interest rate index or market interest rate. Some adjustable rate securities are backed by pools of mortgage loans. Although the rate adjustment feature may act as a buffer to reduce sharp changes in the value of adjustable rate securities, these securities are still subject to changes in value based on changes in market interest rates or changes in the issuer's creditworthiness. Because the interest rate is reset only periodically, changes in the interest rate on adjustable rate securities may lag behind changes in prevailing market interest rates. Also, some adjustable rate securities (or the underlying mortgages) are subject to caps or floors that limit the maximum change in the interest rate during a specified period or over the life of the security.

Asset-Backed Securities

Each Fund may invest in asset-backed securities, which represent fractional interests in pools of leases, retail installment loans or revolving credit receivables, both secured and unsecured. These assets are generally held by a trust. Payments of principal and interest or interest only are passed through to certificate holders and may be guaranteed up to certain amounts by letters of credit issued by a financial institution affiliated or unaffiliated with the trustee or originator of the trust. Underlying automobile sales contracts or credit card receivables are subject to prepayment, which may reduce the overall return to certificate holders. Certificate holders may also experience delays in payment on the certificates if the full amounts due on underlying sales contracts or receivables are not realized by the trust because of unanticipated legal or administrative costs of enforcing the contracts or because of depreciation or damage to the collateral (usually automobiles) securing certain contracts, or other factors. If consistent with its investment objective and policies, each Fund may invest in other asset-backed securities that may be developed in the future.

High-Yield Securities

The Growth Investors Fund may invest in high-yield, high-risk, fixed-income and convertible securities rated at the time of purchase Ba or lower by Moody's or BB or lower by S&P, Duff & Phelps or Fitch, or, if unrated, judged by Alliance to be of comparable quality ("High-Yield Securities"). The Growth Investors Fund will generally invest in securities rated at the time of purchase at least Caa- by Moody's or CCC- by S&P, Duff & Phelps or Fitch, or in unrated securities judged by Alliance to be of comparable quality at the time of purchase. However, from time to time, the Fund may invest in securities rated in the lowest grades of Moody's, S&P, Duff & Phelps or Fitch, or in unrated securities judged by Alliance to be of comparable quality, if Alliance determines that there are prospects for an upgrade or a favorable conversion into equity securities (in the case of convertible securities). Securities rated Ba or BB or lower (and comparable unrated securities) are commonly referred to as "junk bonds." Securities rated D by S&P are in default.

As with other fixed-income securities, High-Yield Securities are subject to credit risk and market risk and their yields may fluctuate. High-Yield Securities are subject to greater credit risk (and potentially greater incidence of default) than comparable higher-rated securities because issuers are more vulnerable to economic downturns, higher interest rates or adverse issuer-specific developments. In addition, the prices of High-Yield Securities are generally subject to greater market risk, and therefore react more sharply to changes in interest rates. The value and liquidity of High-Yield Securities may be diminished by adverse publicity or investor perceptions. Because High-Yield Securities are frequently traded only in markets where the number of potential purchasers and sellers, if any, is limited, the ability of the Growth Investors Fund to sell High-Yield Securities at their fair value either to meet redemption requests or to respond to changes in the financial markets may be limited. Thinly traded High-Yield Securities may be more difficult to value accurately for the purpose of determining the Fund's net asset value. In addition, the values of such securities may be more volatile.

Some High-Yield Securities in which the Growth Investors Fund may invest may be subject to redemption or call provisions that may limit increases in market value that might otherwise result from lower interest rates while increasing the risk that the Fund may be required to reinvest redemption or call proceeds during a period of relatively low interest rates. The credit ratings issued by Moody's, S&P, Duff & Phelps and Fitch, a description of which is included as Appendix A, are subject to various limitations. For example, while such ratings evaluate credit risk, they ordinarily do not evaluate the market risk of High-Yield Securities. In certain circumstances, the ratings may not reflect in a timely fashion adverse developments affecting an issuer. For these reasons, Alliance conducts its own independent credit analysis of High-Yield Securities.

When the Growth Investors Fund invests in securities in the lower rating categories, the achievement of the Fund's goals is more dependent on Alliance's ability than would be the case if the Fund were investing in higher-rated securities. In the event that the credit rating of a High-Yield Security held by the Growth Investors Fund falls below its rating at the time of purchase (or, in the case of unrated securities, Alliance determines that the quality of such security has deteriorated since purchased by the Fund), the Fund will not be obligated to dispose of such security and may continue to hold the obligation if, in the opinion of Alliance, such investment is appropriate under the circumstances. Securities rated Baa by Moody's or BBB by S&P, Duff & Phelps or Fitch or judged by the Advisor to be of comparable quality share some of the speculative characteristics of the High-Yield Securities described above.

   Convertible Securities

Each Fund may invest in convertible securities. These securities normally provide a yield that is higher than that of the underlying stock but lower than that of a fixed-income security without the conversion feature. Also, the price of the convertible security will normally vary to some degree with changes in the price of the underlying stock. In addition, the price of the convertible security will also generally vary to some degree inversely with interest rates. Convertible debt securities that are rated below BBB (S&P) or Baa (Moody's) or comparable unrated securities as determined by Alliance may share some or all of the risks of High-Yield Securities. For a description of these risks, see "High-Yield Securities" above.

Equity-Linked Debt Securities

Equity-linked debt securities are securities with respect to which the amount of interest and/or principal that the issuer thereof is obligated to pay is linked to the performance of a specified index of equity securities. Such amount may be significantly greater or less than payment obligations in respect of other types of debt securities. Adverse changes in equity securities indices and other adverse changes in the securities markets may reduce payments made under, and/or the principal of, equity-linked debt securities held by a Fund. Furthermore, as with any debt securities, the values of equity-linked debt securities will generally vary inversely with changes in interest rates. A Fund's ability to dispose of equity-linked debt securities will depend on the availability of liquid markets for such securities. Investment in equity-linked debt securities may be considered to be speculative. As with other securities, a Fund could lose its entire investment in equity-linked debt securities.

Zero-Coupon and Payment-in-Kind Bonds

The Funds may at times invest in so-called "zero-coupon" bonds and "payment-in-kind" bonds. Zero-coupon bonds are issued at a significant discount from their principal amount in lieu of paying interest periodically. Payment-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. Because zero-coupon and payment-in-kind bonds do not pay current interest in cash, their value is generally subject to greater fluctuation in response to changes in market interest rates than bonds that pay interest currently in cash. Both zero-coupon and payment-in-kind bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds paying interest currently in cash. Even though such bonds do not pay current interest in cash, a Fund is nonetheless required to accrue interest income on such investments and to distribute such amounts at least annually to shareholders. Thus, a Fund could be required to liquidate other investments in order to satisfy its dividend requirements at times when Alliance would not otherwise deem it advisable to do so.

Futures and Related Options.

Each Fund may buy and sell stock index futures contracts ("index futures") and may buy options on index futures for hedging purposes and may buy and sell options on stock indices for hedging purposes or to earn additional income. The Funds may also, for hedging purposes, purchase and sell futures contracts, options thereon and options with respect to U.S. Treasury securities, including U.S. Treasury bills, notes and bonds.

The use of futures and options involves certain special risks. Futures and options transactions involve costs and may result in losses. Certain risks arise because of the possibility of imperfect correlations between movements in the prices of futures and options and movements in the prices of the underlying stock index or security or of the securities in a Fund's portfolio that are the subject of a hedge. The successful use of the strategies described above further depends on Alliance's ability to forecast market movements correctly. Other risks arise from a Fund's potential inability to close out its futures or options positions. In addition there can be no assurance that a liquid secondary market will exist for any future or option at any particular time. Certain regulatory requirements may limit the Funds' ability to engage in futures and options transactions. A more detailed explanation of futures and options transactions, including the risks associated with them, is included in the Statement of Additional Information.

--  Options.

An option, which may be standardized and exchange-traded, or customized and privately negotiated, is an agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the obligation to buy or sell the underlying asset (or settle for cash in an amount based on an underlying asset, rate or index) at a specified price (the exercise price) during a period of time or on a specified date. A call option entitles the holder to purchase, and a put option entitles the holder to sell, the underlying asset. Likewise, when an option is exercised the writer of the option is obligated to sell (in the case of a call option) or to purchase (in the case of a put option) the underlying asset.

A Fund may seek to increase current return by writing covered call and put options on securities it owns or in which it may invest. The Fund receives a premium from writing a call or put option, which increases the Fund's return if the option expires unexercised or is closed out at a net profit. When the Fund writes a call option, it gives up the opportunity to profit from any increase in the price of a security above the exercise price of the option; when it writes a put option, the Fund takes the risk that it will be required to purchase a security from the option holder at a price above the current market price of the security. The Fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written. A Fund may also buy and sell put and call options for hedging purposes. A Fund may also from time to time buy and sell combinations of put and call options on the same underlying security to earn additional income. A Fund's use of these strategies may be limited by applicable law.

Securities Loans, Repurchase Agreements and Forward Commitments

Each Fund may lend portfolio securities amounting to not more than 25% of its total assets and may enter into repurchase agreements on up to 25% of its total assets. These transactions must be fully collateralized at all times, but involve some risk to a Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral. Each Fund may also purchase securities for future delivery, which may increase its overall investment exposure and involves a risk of loss if the value of the securities declines prior to the settlement date.

Portfolio Management

Alliance manages each Fund's portfolio by buying and selling securities to help attain its investment objective. The portfolio turnover rate for each Fund is included under "Financial Highlights." A high portfolio turnover rate will involve greater costs to a Fund (including brokerage commissions and transaction costs) and may also result in the realization of taxable capital gains, including short-term capital gains taxable at ordinary income rates. See "Dividends, Distributions and Taxes" below and "Portfolio Transactions" in the SAI.

ADDITIONAL RISK CONSIDERATIONS

Investment in the Funds involves the special risk considerations described below.

Currency Considerations

Because the Funds invest some portion of their assets in foreign securities and receive revenues in foreign currencies, they will be adversely affected by reductions in the value of those currencies relative to the U.S. Dollar. These changes will affect each Fund's net assets, distributions and income. If the value of the foreign currencies in which a Fund receives income falls relative to the U.S. Dollar between receipt of the income and the making of Fund distributions, the Fund may be required to liquidate securities in order to make distributions if the Fund has insufficient cash in U.S. Dollars to meet the distribution requirements that the Fund must satisfy to qualify as a regulated investment company for federal income tax purposes. Similarly, if an exchange rate declines between the time a Fund incurs expenses in U.S. Dollars and the time cash expenses are paid, the amount of the currency required to be converted into U.S. Dollars in order to pay expenses in U.S. Dollars could be greater than the equivalent amount of such expenses in the currency at the time they were incurred. In light of these risks, a Fund may engage in certain currency hedging transactions, as described above, which involve certain special risks.

Fixed-Income Securities

The value of each Fund's shares will fluctuate with the value of its investments. The value of each Fund's investments will change as the general level of interest rates fluctuates. During periods of falling interest rates, the values of a Fund's securities will generally rise, although if falling interest rates are viewed as a precursor to a recession, the values of a Fund's securities may fall along with interest rates.
Conversely, during periods of rising interest rates, the values of a Fund's securities will generally decline. Changes in interest rates have a greater effect on fixed-income securities with longer maturities and durations than those with shorter maturities and durations.

In seeking to achieve a Fund's investment objective, there will be times, such as during periods of rising interest rates, when depreciation and realization of capital losses on securities in a Fund's portfolio will be unavoidable. Moreover, medium- and lower-rated securities and non-rated securities of comparable quality may be subject to wider fluctuations in yield and market values than higher-rated securities under certain market conditions. Such fluctuations after a security is acquired do not affect the cash income received from that security but will be reflected in the net asset value of a Fund.

   Foreign Securities

The securities markets of many foreign countries are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of companies representing a small number of industries. Consequently, a Fund whose investment portfolio includes foreign securities may experience greater price volatility and significantly lower liquidity than a portfolio invested solely in securities of U.S. companies. These markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States.

Securities registration, custody and settlements may in some instances be subject to delays and legal and administrative uncertainties. Furthermore, foreign investment in the securities markets of certain foreign countries is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the cost and expenses of a Fund. In addition, the repatriation of investment income, capital or the proceeds of sales of securities from certain of the countries is controlled under regulations, including in some cases the need for certain advance government notification or authority, and if a deterioration occurs in a country's balance of payments, the country could impose temporary restrictions on foreign capital remittances.

A Fund also could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investment. Investing in local markets may require a Fund to adopt special procedures or seek local governmental approvals or other actions, any of which may involve additional costs to a Fund. These factors may affect the liquidity of a Fund's investments in any country and Alliance will monitor the effect of any such factor or factors on a Fund's investments. Furthermore, transaction costs including brokerage commissions for transactions both on and off the securities exchanges in many foreign countries are generally higher than in the U.S.

Issuers of securities in foreign jurisdictions are generally not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, restrictions on market manipulation, shareholder proxy requirements, and timely disclosure of information. The reporting, accounting, and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards in important respects, and less information may be available to investors in foreign securities than to investors in U.S. securities. Substantially less information is publicly available about certain non-U.S. issuers than is available about most U.S. issuers.

The economies of individual foreign countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product or gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political or social instability, or diplomatic developments could affect adversely the economy of a foreign country. In the event of nationalization, expropriation or other confiscation, a Fund could lose its entire investment in securities in the country involved. In addition, laws in foreign countries governing business organizations, bankruptcy and insolvency may provide less protection to securities holders such as the Fund than is provided by U.S. laws.

Investment in Fixed-Income Securities Rated Baa and BBB

Securities rated Baa or BBB are considered to have speculative characteristics and share some of the same characteristics as lower-rated securities, as described below. Sustained periods of deteriorating economic conditions or of rising interest rates are more likely to lead to a weakening in the issuer's capacity to pay interest and repay principal than in the case of higher-rated securities.

Investment in Lower-Rated Fixed-Income Securities

Lower-rated securities are subject to grater risk of loss of principal and interest than higher-rated securities. They are also generally considered to be subject to greater market risk than higher-rated securities, and the capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates. In addition, lower-rated securities may be more susceptible to real or perceived adverse economic conditions than investment grade securities. Securities rated Ba or BB are judged to have speculative elements or to be predominantly speculative with respect to the issuer's ability to pay interest and repay principal. Securities rated B are judged to have highly speculative elements or to be predominantly speculative. Such securities may have small assurance of interest and principal payments. Securities rated Baa by Moody's are also judged to have speculative characteristics.

The market for lower-rated securities may be thinner and less active than that for higher-rated securities, which can adversely affect the prices at which these securities can be sold. To the extent that there is no established secondary market for lower-rated securities, a Fund may experience difficulty in valuing such securities and, in turn, the Fund's assets.

Alliance will try to reduce the risk inherent in investment in lower-rated securities through credit analysis, diversification, and attention to current developments and trends in interest rates and economic and political conditions. There can be no assurance, however, that losses will not occur. Since the risk of default is higher for lower-rated securities, Alliance's research and credit analysis are a correspondingly more important aspect of its program for managing a Fund's securities than would be the case if a Fund did not invest in lower-rated securities. In considering investments for the Fund, Alliance will attempt to identify those high-yielding securities whose financial condition is adequate to meet future obligations, has improved, or is expected to improve in the future. Alliance's analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer.

Unrated Securities

Unrated securities will also be considered for investment by the Funds when Alliance believes that the financial condition of the issuers of such securities, or the protection afforded by the terms of the securities themselves, limits the risk to a particular Fund to a degree comparable to that of rated securities which are consistent with the Fund's objective and policies.

Year 2000

Many computer systems and applications in use today process transactions using two-digit date fields for the year of the transaction, rather than the full four digits. If these systems are not modified or replaced, transactions occurring after 1999 could be processed as year "1900," which could result in processing inaccuracies and computer system failures at or after the Year 2000. This is commonly known as the year 200 problem. The Funds and their major service providers, including Alliance, utilize a number of computer systems and applications that have been either developed internally or licensed from third party suppliers. In addition, the Funds and their major service providers, including Alliance, are dependent on third party suppliers for certain systems applications and for electronic receipt of information. Should any of computer systems employed by the Funds or their major service providers fail to process year 2000 related information properly, that could have a significant negative impact on the Funds' operations and the services that are provided to the Funds' stockholders. To the extent that the operations of issuers of securities held by a Fund are impaired by the year 2000 problem, or prices of securities held by a Fund decline as a result of real or perceived problems relating to the Year 2000, the value of the Fund's shares may be materially affected. In addition, for the Funds' investments in foreign markets, it is possible that foreign companies and markets will not be as prepared for Years 2000 as domestic companies and markets.

The Year 2000 issue is a high priority for the Funds and Alliance. The Funds have been advised that, during 1997, Alliance began a formal Year 2000 initiative which established a structured and coordinated process to deal with the year 2000 issue. As part of its initiative, Alliance established a Year 2000 project office to manage the Year 2000 initiative, focusing on both information technology and non-information technology systems. Alliance has also retained the services of a number of consulting firms which have expertise in advising and assisting with regard to year 2000 issues. Alliance reports that by June 30, 1998 it had completed its inventory and assessment of its domestic and international computer systems and applications, identified mission critical systems and non-mission critical systems and determined which of these systems are not Year 2000 compliant. All third party suppliers of mission critical computer systems and applications have been contacted to verify whether their systems and applications will be Year 2000 compliant and their responses are being evaluated. Substantially all of those contacted have responded and approximately 90% have informed Alliance that their systems and applications are or will be Year 2000 compliant. Alliance will seek alternative solutions or third party suppliers for all suppliers who do not furnish a satisfactory response by June 30, 1999. The same process is being performed for non-mission critical systems with estimated completion by June 30, 1999. Alliance had remediated, replaced or retired all of its non-compliant mission critical systems and applications which can impact the Fund. The same process is being performed for non-mission critical systems and is estimated to be completed by June 30, 1999. After each system has been remediated, it is tested with 19XX dates to determine if it still performs its intended business function correctly. Next, each system undergoes a simulation test using dates occurring after December 31, 1999. Inclusive of the replacement and retirement of some of its systems, Alliance has completed these testing phases for approximately 98% of mission critical systems and approximately 89% of nonmission critical systems. Integrated systems tests will then be conducted to verify that the systems will continue to work together. Full integration testing of all mission critical and nonmission critical systems is estimated to be completed by June 30, 1999. Testing of interfaces with third-party suppliers has begun and will continue throughout 1999. Alliance reports that it has completed an inventory of its facilities and related technology applications and has begun to evaluate and test these systems. Alliance reports that it anticipates that these systems will be fully operable in the year 2000. Alliance, with the assistance of a consulting firm, is developing year 2000 specific contingency plans with emphasis on mission critical functions. These plans seek to provide alternative methods of processing in the event of a failure that is outside Alliance's control. The estimated date for the completion of these plans is June 30, 1999.

There are many risks associated with year 2000 issues, including the risks that the computer systems and applications used by the Funds and their major service providers, including Alliance, will not operate as intended and that the systems and applications of third party providers to the Funds and their service providers will not be Year 2000 compliant. Likewise there can be no assurance the compliance schedules outlined above will be met or that the actual cost incurred and will not exceed current cost estimates. Should the significant computer systems and applications used by the Funds and their major service providers or the systems of their important third party suppliers be unable to process date-sensitive information accurately after 1999, the Funds and Alliance or their other service providers may be unable to conduct their normal business operations and to provide shareholders with the required services. In addition, the Funds and their service providers may incur unanticipated expenses, regulatory actions and legal liabilities. The Funds and Alliance cannot determine which risks, if any, are most reasonably likely to occur or the effects of any particular failure to be Year 2000 compliant.

                      MANAGEMENT OF THE FUNDS

Adviser

As noted above, the Fund's investment adviser is Alliance Capital Management L.P., a leading international investment adviser managing client accounts with assets as of March 31, 1999 totaling more than $301 billion (of which approximately $127 billion represented assets of investment companies). As of March 31, 1999, the Adviser managed retirement assets for many of the largest public and private employee benefit plans (including 30 of the nation's Fortune 100 companies), for public employee retirement funds in 32 out of the 50 states, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. The 54 registered investment companies, with more than 119 separate portfolios, managed by the Adviser currently have over 4 million shareholder accounts.

Alliance Capital Management Corporation ("ACMC"), the sole general partner of, and the owner of a 1% general partnership interest in the Adviser, is an indirect wholly-owned subsidiary of The Equitable Life Assurance Society of the United States ("Equitable"), one of the largest life insurance companies in the United States and a wholly-owned subsidiary of The Equitable Companies Incorporated ("ECI"). ECI is a holding company controlled by AXA, a French insurance holding company. As of March 1, 1999, AXA and certain of its subsidiaries beneficially owned approximately 58.4% of ECI's outstanding common stock. ECI is a public company with shares traded on the New York Stock Exchange.

AXA, a French company, is the holding company for an international group of insurance and related financial services companies. AXA's insurance operations include activities in life insurance, property and casualty insurance and reinsurance. The insurance operations are diverse geographically with activities principally in Western Europe, North America, the Asia-Pacific area and, to a lesser extent in Africa and South America. AXA is also engaged in asset management, investment banking, securities trading, brokerage, real estate and other financial services activities principally in the United States, as well as in Western Europe and the Asia/Pacific area.

For insurance regulatory purposes the shares of capital stock of ECI beneficially owned by AXA and its subsidiaries have been deposited into a voting trust which has an initial term have agreed to protect the legitimate economic interests of AXA, but with a view of ensuring that certain minority shareholders of AXA, do not exercise control over ECI or certain of its insurance subsidiaries. As of March 1, 1999, AXA, ECI, Equitable and certain subsidiaries of Equitable were the beneficial owners of approximately 56.6% of the issued and outstanding units representing assignments of beneficial ownership of limited partnership interests ("Units") in the Adviser.

Based on information provided by AXA, on March 1, 1999, approximately 20.7% of the issued ordinary shares (representing 32.7% of the voting power) of AXA were owned directly and indirectly by Finaxa, a French holding company. As of March 1, 1999, 61.7% of the shares (representing 72.3% of the voting power) of Finaxa were owned by four French mutual insurance companies (the "Mutuelles AXA") (one of which, AXA Assurances I.A.R.D. Mutuelle, owned 35.4% of the shares, representing 41/5% of the voting power of Finaxa, and 22.7% of the shares of Finaxa (representing 13.7% of the voting power) were owned by Paribas, a French bank. Including the ordinary shares owned by Finaxa, on March 1, 1999, the Mutuelles AXA directly and indirectly owned approximately 23.9% of the issued ordinary shares (representing 37.6% of the voting power) of AXA. The Voting Trustees may be deemed to be beneficial owners of all Units beneficially owned by AXA and its subsidiaries. By virtue of the provisions of the voting trust agreement, AXA may be deemed to have shares voting power with respect to the Units. In addition, the Mutuelles AXA, as a group, and Finaxa may be deemed to be beneficial owners of all Units beneficially owned by AXA and its subsidiaries. AXA and its subsidiaries have the power to dispose or direct the disposition of all shares of the capital stock of ECI deposited in the voting trust. The Mutuelles AXA, as a group, and Finaxa may be deemed to share the power to vote or to direct the vote and to dispose or to direct the disposition of all the Units of the Adviser beneficially owned by AXA and its subsidiaries. By reason of their relationship, AXA, the Voting Trustees, the Mutuelles, AXA, Finaxa, ECI, Equitable, Equitable Holdings, L.L.C., Equitable Investment Corporation, Alliance Capital Management Corporation and Equitable Capital Management Corporation may be deemed to share the power to vote or to direct the vote and to dispose or direct ration may be deemed to share the power to vote or to direct the vote and to dispose or direct the disposition of all or a portion of the Units beneficially owned by AXA and its subsidiaries.

Portfolio Manager

Nicholas D. P. Carn is the person principally responsible for the day-today management of each Fund's portfolio. Mr. Carn has been a Vice President of Alliance Capital Management Corporation since
1997. Prior thereto, he was Chief Investment Officer and
Portfolio Manager of Draycott Partners since before 1994.

                    PURCHASE AND SALE OF SHARES

How the Funds Value Their Shares

The Funds' net asset value or NAV is calculated at 4:00 p.m., Eastern time, each day the Exchange is open for business. To calculate NAV, a Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The Funds' value their securities at their current market value determined on the basis of market quotations or, if such quotations are not readily available, such other methods as the Funds' Directors or Trustees believe accurately reflect fair market value.

Your order for purchase, sale, or exchange of shares is priced at the next NAV calculated after your order is accepted by the Fund. Your purchase of Fund shares may be subject to an initial sales charge. Sales of Fund shares may be subject to a contingent deferred sales charge or CDSC. See the Distribution Arrangements section of this Prospectus for details.

How to Buy Shares

You may purchase a Fund's shares through broker-dealers, banks, or other financial intermediaries. You also may purchase shares directly from the Funds' principal underwriter, Alliance Fund
Distributors, Inc., or AFD.

    Minimum investment amounts are:

    --   Initial                          $250
    --   Subsequent                       $50
    --   Automatic Investment Program     $25

If you are an existing Fund shareholder, you may purchase shares by electronic funds transfer in amounts not exceeding $500,000 if you have completed the appropriate section of the Subscription Application or the Shareholder Options form obtained from AFS. Call 800-221-5672 to arrange a transfer from your bank account.

A Fund is required to withhold 31% of taxable dividends, capital gains distributions, and redemptions paid to shareholders who have not provided the Fund with their certified taxpayer identification number. To avoid this, you must provide your correct Tax Identification Number (Social Security Number for most investors) on your account application.

The Funds may refuse any order to purchase shares. In this regard, the Funds reserve the right to restrict purchases of Fund shares (including through exchanges) when they appear to evidence a pattern of frequent purchases and sales made in response to short-term considerations.

How to Exchange Shares

You may exchange your Fund shares for shares of the same class of other Alliance Mutual Funds (including AFD Exchange Reserves, a money market fund managed by Alliance). Exchanges of shares are made at next-determined NAV, without sales or service charges. You may request an exchange by mail or telephone. You must call by 4:00 p.m., Eastern time, to receive that day's NAV. The Funds may change, suspend, or terminate the exchange service on 60 days' written notice.

How to Sell Shares

You may "redeem" your shares (i.e., sell your shares to the Fund) on any day the Exchange is open, either directly or through your financial intermediary. Your sales price will be the next-determined NAV, less any applicable CDSC, after the Fund receives your request in proper form. Normally, proceeds will be sent to you within seven days. If you recently purchased your shares by check or electronic funds transfer, your redemption payment may be delayed until the Fund is reasonably satisfied that the check or electronic funds transfer has been collected (which may take up to 15 days).


--  Selling Shares Through Your Broker

Your broker must receive your request by 4:00 p.m., Eastern time, and submit it to the Fund by 5:00 p.m., Eastern time, for you to receive that day's NAV, less any applicable CDSC. Your broker is responsible for furnishing all necessary documentation to Fund and may charge you for this service.

--  Selling Shares Directly to a Fund

By Mail

-- Send a signed letter of instruction or stock power form to AFS, along with certificates, to:

                  Alliance Fund Services, Inc.
                          P.O. Box 1520
                    Secaucus, NJ  07096-1520
                          800-221-5672

-- For your protection, a bank, a member firm of a national stock exchange or other eligible guarantor institution must guarantee signatures. Stock power forms are available from your financial intermediary, AFS, and many commercial banks. Additional documentation is required for the sale of shares by corporations, intermediaries, fiduciaries, and surviving joint owners.

By Telephone

-- You may redeem your shares for which no stock certificates have been issued by telephone request. Call AFS at 800-221-
    5672 with instructions on how you wish to receive your sale proceeds.

-- A telephone redemption request must be made by 4:00 p.m., Eastern time, for you to receive that day's NAV, less any applicable CDSC and, except for certain omnibus accounts, may be made only once per day.

-- If you have selected electronic funds transfer in your Subscription Application, the redemption proceeds may be sent directly to your bank. Otherwise, the proceeds will be mailed to you.

-- Redemption requests by electronic funds transfer may not exceed $100,000 per day and redemption requests by check cannot exceed $50,000 per day.

-- Telephone redemption is not available for shares held in nominees or "street name" accounts or retirement plan accounts or shares held by a shareholder who has changed his or her address of record within the previous 30 calendar days.

               DIVIDENDS, DISTRIBUTIONS AND TAXES

The Funds declare dividends on their shares each Fund business day. For Saturdays, Sundays, and holidays dividends will be as of the previous business day. Each Fund pays dividends on its shares after the close of business on the twentieth day of each month or on the first day after that day if the day is not a business day.

Each Fund's income dividend and capital gains distribution, if any, declared by a Fund on its outstanding shares will, at the election of each shareholder, be paid in cash or in additional shares of the same class of shares of that Fund. If paid in additional shares, the shares will have an aggregate net asset value as of the close of business on the day following the declaration date of the dividend or distribution equal to the cash amount of the dividend or distribution. You may make an election to receive dividends and distributions in cash or in shares at the time you purchase shares. Your election can be changed at any time prior to a record date for a dividend. There is no sales or other charge in connection with the reinvestment of dividends or capital gains distributions. Cash dividends may be paid in check, or at your election, electronically via the ACH network. There is no sales or other charge on the reinvestment of Fund dividends and distributions.

If you receive an income dividend or capital gains distribution in cash you may, within 120 days following the date of its payment, reinvest the dividend or distribution in additional shares of that Fund without charge by returning to Alliance, with appropriate instructions, the check representing the dividend or distribution. Thereafter, unless you otherwise specify, you will be deemed to have elected to reinvest all subsequent dividends and distributions in shares of that Fund.

While it is the intention of each Fund to distribute to its shareholders substantially all of each fiscal year's net income and net realized capital gains, if any, the amount and timing of any such dividend or distribution must necessarily depend upon the realization by such Fund of income and capital gains from investments. There is no fixed dividend rate and there can be no assurance that a Fund will pay any dividends or realize any capital gains.

Investment income received by a Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. To the extent that any Fund is liable for foreign income taxes withheld at the source, each Fund intends, if possible, to operate so as to meet the requirements of the Code to "pass through" to the Fund's shareholders credits or deductions for foreign income taxes paid, but there can be no assurance that any Fund will be able to do so. Furthermore, a shareholder's ability to claim a foreign tax credit or deduction for foreign taxes paid by a Fund may be subject to certain limitations imposed by the Code, as a result of which a shareholder may not be permitted to claim a full credit or deduction for the amount of such taxes.

Under certain circumstances, if a Fund realizes losses (e.g., from fluctuations in currency exchange rates) after paying a dividend, all or a portion of the dividend may subsequently be characterized as a return of capital. Returns of capital are generally nontaxable, but will reduce a shareholder's basis in shares of a Fund. If that basis is reduced to zero (which could happen if the shareholder does not reinvest distributions and returns of capital are significant), any further returns of capital will be taxable as a capital gain.

The Funds expect that distributions will consist either of net income (or short-term capital gains) or long-term capital gains. For federal income tax purposes, the Fund's dividend distributions of net income (or short-term taxable gains) will be taxable to you as ordinary income. Any capital gains distributions may be taxable to you as capital gains. A Fund's distributions also may be subject to certain state and local taxes.

If you buy shares just before a Fund deducts a distribution from its NAV, you will pay the full price for the shares and then receive a portion of the price back as a taxable distribution.

The sale or exchange of Fund shares is a taxable transaction for Federal income tax purposes.

Each year shortly after December 31, the Fund will send you tax information stating the amount and type of all its distributions for the year. Consult your tax adviser about the federal, state, and local tax consequences in your particular circumstances.

                       CONVERSION FEATURE

Conversion

As described above, Advisor Class shares may be held solely through certain fee-based program accounts, employee benefit plans and registered investment advisory or other financial intermediary relationships, and by investment advisory clients of, and certain persons associated with, Alliance and its affiliates or the Funds. If a holder of Advisor Class shares
(i) ceases to participate in the fee-based program or plan, or to be associated with an eligible investment advisor or financial intermediary or (ii) is otherwise no longer eligible to purchase Advisor Class shares (each a "Conversion Event"), then all Advisor Class shares held by the shareholder will convert automatically and without notice to Class A shares of the same Fund during the calendar month following the month in which the Fund is informed of the occurrence of the Conversion Event. The failure of a shareholder or a fee-based program to satisfy the minimum investment requirements to purchase Advisor Class shares will not constitute a Conversion Event. The conversion would occur on the basis of the relative NAV of the two classes and without the imposition of any sales load, fee or other charge.

Description of Class A Shares

The Class A shares of each Fund have a distribution fee of .30% under the Fund's Rule 12b-1 plan that allows the Fund to pay distribution and service fees for the distribution and sale of its shares. Because this fee is paid out of the Fund's assets, Class A shares have a higher expense ratio and may pay lower dividends and may have a lower NAV than Advisor Class shares.

                        GENERAL INFORMATION

Under unusual circumstances, a Fund may suspend redemptions or postpone payment for up to seven days or longer, as permitted by federal securities law. The Funds reserve the right to close an account that through redemption has remained below $200 for 90 days. Shareholders will receive 60 days' written notice to increase the account value before the account is closed.

During drastic economic or market developments, you might have difficulty reaching AFS by telephone, in which event you should issue written instructions to AFS. AFS is not responsible for the authenticity of telephonic requests to purchase, sell, or exchange shares. AFS will employ reasonable procedures to verify that telephone requests are genuine, and could be liable for losses resulting from unauthorized transactions if it fails to do so. Dealers and agents may charge a commission for handling telephonic requests. The telephone service may be suspended or terminated at any time without notice.

Shareholder Services. AFS offers a variety of shareholder services. For more information about these services or your account, call AFS's toll-free number, 800-221-5672. Some services are described in the attached Subscription Application. A shareholder manual explaining all available services will be provided upon request. To request a shareholder manual, call 800-227-4618.

Employee Benefit Plans. Certain employee benefit plans, including employer-sponsored tax-qualified 401(k) plans and other defined contribution retirement plans ("Employee Benefit Plans"), may establish requirements as to the purchase, sale or exchange of shares of the Funds, including maximum and minimum initial investment requirements, that are different from those described in this Prospectus. Employee Benefit Plans also may not offer all classes of shares of the Funds. In order to enable participants investing through Employee Benefit Plans to purchase shares of the Funds, the maximum and minimum investment amounts may be different for shares purchased through Employee Benefit Plans from those described in this Prospectus. In addition, the Class A, Class B and Class C CDSC may be waived for investments made through Employee Benefit Plans.

PENDING LEGAL PROCEEDINGS INVOLVING NORTH AMERICAN GOVERNMENT
INCOME

On July 25, 1995, a Consolidated and Supplemental Class Action Complaint ("Complaint") styled In re Alliance North American Government Income Trust, Inc. Securities Litigation was filed in the U.S. District Court for the Southern District of New York ("District Court") against the Fund, Alliance, ACMC, AFD, The

Equitable Companies Incorporated ("ECI"), a parent of the Adviser, and certain current and former officers and directors of the Fund and ACMC, alleging violations of the federal securities laws, fraud and breach of fiduciary duty in connection with the Fund's investments in Mexican and Argentine securities. The Complaint sought certification of a plaintiff class of all persons who purchased or owned Class A, Class B or Class C shares of the Fund from March 27, 1992 through December 23, 1994. Plaintiffs alleged that during 1995 the Fund's losses exceeded $750,000,000 and sought as relief unspecified damages, costs and attorney's fees.

On September 26, 1996, the District Court granted defendants' motion to dismiss all counts of the Complaint ("First Decision"). On October 11, 1996, plaintiffs filed a motion for reconsideration of the First Decision. On November 25, 1996, the District Court denied plaintiffs' motion for reconsideration of the First Decision. On October 29, 1997, the United States Court of Appeals for the Second Circuit ("Court of Appeals") issued an order granting defendants' motion to strike and dismissing plaintiffs' appeal of the First Decision.

On October 29, 1996, plaintiffs filed a motion for leave to file an amended complaint ("Amended Complaint"). In the Amended Complaint, plaintiffs asserted claims against the Fund, Alliance, ACMC, AFD, ECI, and certain current and former officers of the Fund and ACMC alleging violations of the federal securities laws, fraud and breach of fiduciary duty. The principal allegations of the Amended Complaint related to the Fund's hedging practices, the Fund's investments in certain mortgage-backed securities, and the risk and objectives of the Fund as described in the Fund's marketing materials. The Amended Complaint made similar requests for class certification and damages as made in the Complaint. On July 15, 1997, the District Court denied plaintiffs' motion for leave to the Amended Complaint and dismissed the case ("Second Decision").

On November 17, 1997, plaintiffs filed a notice of appeal of the Second Decision to the Court of Appeals. On October 15, 1998, the Court of Appeals affirmed in part and reversed in part the Second Decision. The Court of Appeals affirmed the District Court's denial of plaintiffs' option for leave to file the Amended Complaint insofar as the Amended Complaint alleged that defendants had made misrepresentations and omissions relating to the Funds' investments in certain mortgage-backed securities and in the Fund's marketing materials. The Court of Appeals reversed the District Court's decision to deny plaintiffs' motions for leave to file the Amended Complaint insofar as the Amended Complaint alleged that defendants had made actionable misrepresentations and omissions relating to the Fund's hedging practices. The Fund and Alliance believe that the allegations in the Complaint and the Amended Complaint are without merit and intend to defend vigorously against those claims.

                        FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand each Fund's financial performance for the past 5 years (or, if shorter, for the life of the Fund). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds' financial statements, is included in the SAI, which is available upon request.

[To be updated.]

   [back cover]

For more information about the Funds' the following documents are available upon request:

Annual/Semi-Annual Reports to Shareholders
The Funds' annual and semi-annual reports to shareholders contain additional information on the Funds' investments. In the annual report, you will find a discussion of the market conditions and investment strategies that affected a Fund's performance during its last fiscal year.

Statement of Additional Information (SAI)
The Funds have an SAI, which contains more detailed information about the Funds, including their operations and investment policies. The Funds' SAI is incorporated by reference into (and are legally part of) this Prospectus.

You may request a free copy of the current annual/semi-annual report or the SAI by contacting your broker or other financial intermediary, or by contacting Alliance:

By mail:   c/o Alliance Fund Services, Inc.
           P.O. Box 1520
           Secaucus, NJ 07096-1520

By phone:  For information:      (800) 221-5672
           For literature:       (800) 227-4618

Or you may view or obtain these documents from the Commission:

    In person:     at the Commission's Public Reference Room in
                   Washington, D.C.

By phone:  1-800-SEC-0330

By mail:   Public Reference Section
           Securities and Exchange Commission
           Washington, DC 20549-6009
           (duplicating fee required)

On the Internet:   www.sec.gov

You also may find more information about Alliance and the Funds on the Internet at: www.Allinacecapital.com.

    Investment Company Act File No. 811-05088

                    THE ALLIANCE PORTFOLIOS:
              ALLIANCE CONSERVATIVE INVESTORS FUND
                ALLIANCE GROWTH INVESTORS FUND(R)

_________________________________________________________________

P.O. Box 1520, Secaucus, New Jersey  07096-1520
Toll Free (800) 221-5672
For Literature Toll Free (800) 227-4618
_________________________________________________________________

               STATEMENT OF ADDITIONAL INFORMATION
                        September 1, 1999
_________________________________________________________________

This Statement of Additional Information is not a prospectus and should be read in conjunction with the Funds' current Prospectus that offers Class A, Class B and Class C shares and the Funds' current Prospectus that offers the Advisor Class shares (the "Advisor Class Prospectus" and, together with the Funds' Prospectus that offers the Class A, Class B and Class C shares, the "Prospectus"). A copy of the Funds' Prospectus may be obtained by contacting Alliance Fund Services, Inc. at the address or the "For Literature" telephone number shown above.

                        TABLE OF CONTENTS

INVESTMENT POLICIES AND RESTRICTIONS.............................

ADDITIONAL INVESTMENT TECHNIQUES OF THE FUNDS....................

INVESTMENT RESTRICTIONS..........................................

MANAGEMENT OF THE FUNDS..........................................

PORTFOLIO TRANSACTIONS EXPENSES OF THE FUNDS.....................

PURCHASE OF SHARES...............................................

REDEMPTION AND REPURCHASE OF SHARES..............................

SHAREHOLDER SERVICES.............................................

NET ASSET VALUE..................................................

DIVIDENDS, DISTRIBUTIONS AND TAXES...............................

_______________________
    (R) This registered service mark used under license from the owner, Alliance Capital Management L.P.

GENERAL INFORMATION..............................................

FINANCIAL STATEMENTS.............................................

REPORT OF INDEPENDENT ACCOUNTANTS................................

APPENDIX.........................................................

______________________________________________________________

              INVESTMENT POLICIES AND RESTRICTIONS
______________________________________________________________

    The following investment policies and restrictions supplement and should be read in conjunction with the information set forth in the Prospectus of Alliance Conservative Investors Fund (the "Conservative Investors Fund") and Alliance Growth Investors Fund (the "Growth Investors Fund"), each a series of The Alliance Portfolios (the "Trust"), under the heading "Investment Objective and Policies."

    Stripped Mortgage-Related Securities. Each Fund may invest in stripped mortgage-related securities ("SMRS"). SMRS are derivative multi-class mortgage-related securities. SMRS may be issued by the U.S. Government, its agencies or instrumentalities, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing.

    SMRS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of GNMA, FNMA or FHLMC certificates, whole loans or private pass-through mortgage-related securities ("Mortgage Assets"). A common type of SMRS will have one class receiving some of the interest and most of the principal from the Mortgage Assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying Mortgage Assets, and a rapid rate of principal prepayments may have a material adverse effect on the yield to maturity of the IO class. The rate of principal prepayment will change as the general level of interest rates fluctuates. If the underlying Mortgage Assets experience greater than anticipated principal prepayments, the Fund may fail to fully recoup its initial investment in these securities. Due to their structure and underlying cash flows, SMRS may be more volatile than mortgage-related securities that are not stripped.

    Although SMRS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, these securities may be illiquid.

    Foreign Currency Exchange Transactions. Each Fund may engage in foreign currency exchange transactions to protect against uncertainty in the level of future currency exchange rates. Alliance Capital Management L.P. (the "Adviser") expects to engage in foreign currency exchange transactions in connection with the purchase and sale of portfolio securities ("transaction hedging") and to protect against changes in the value of specific portfolio positions ("position hedging").

    The Funds may engage in transaction hedging to protect against a change in foreign currency exchange rates between the date on which the Fund contracted to purchase or sell a security and the settlement date, or to "lock in" the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. The Funds may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with the settlement of transactions in portfolio securities denominated in that foreign currency.

    If conditions warrant, the Funds may also enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts") and may purchase and sell foreign currency futures contracts as hedges against changes in foreign currency exchange rates between the trade and settlement dates on particular transactions and not for speculation. A foreign currency forward contract is a negotiated agreement to exchange currency at a future time at a rate or rates that may be higher or lower than the spot rate. Foreign currency futures contracts are standardized exchange-traded contracts and have margin requirements.

    For transaction hedging purposes, the Funds may also purchase and sell call and put options on foreign currency futures contracts and on foreign currencies.

    Each Fund may engage in position hedging to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in value of a currency in which securities the Fund intends to buy are denominated, when the Fund holds cash or short-term investments). For position hedging purposes, each Fund may purchase or sell foreign currency futures contracts, foreign currency forward contracts, and options on foreign currency futures contracts and on foreign currencies. In connection with position hedging, the Funds may also purchase or sell foreign currency on a spot basis.

    A Fund's currency hedging transactions may call for the delivery of one foreign currency in exchange for another foreign currency and may at times not involve currencies in which its portfolio securities are then denominated. The Adviser will engage in such "cross hedging" activities when it believes that such transactions provide significant hedging opportunities for a Fund.

    Certain Fundamental Investment Policies. The Funds have adopted certain fundamental investment policies which may not be changed without shareholder approval, including policies which provide that each Fund may not: (i) invest more than 5% of its total assets in the securities of any one issuer (other than U.S. Government securities and repurchase agreements relating thereto), although up to 25% of a Fund's total assets may be invested without regard to this restriction; or (ii) invest 25% or more of its total assets in the securities of any one industry. Additional investment policies and restrictions are discussed in the Statement of Additional Information.

_______________________________________________________________

          ADDITIONAL INVESTMENT TECHNIQUES OF THE FUNDS
_______________________________________________________________

Repurchase Agreements

    The repurchase agreements referred to in the Funds' Prospectus are agreements by which a Fund purchases a security and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The resale price is in excess of the purchase price and reflects an agreed upon market rate unrelated to the coupon rate on the purchased security. The purchased security serves as collateral for the obligation of the seller to repurchase the security and the value of the purchased security is initially greater than or equal to the amount of the repurchase obligation and the seller is required to furnish additional collateral on a daily basis in order to maintain with the purchaser securities with a value greater than or equal to the amount of the repurchase obligation. Such transactions afford the Funds the opportunity to earn a return on temporarily available cash. While at times the underlying security may be a bill, certificate of indebtedness, note, or bond issued by an agency, authority or instrumentality of the U.S. Government, the obligation of the seller is not guaranteed by the U.S. Government and there is a risk that the seller may fail to repurchase the underlying security, whether because of the seller's bankruptcy or otherwise. In such event, the Funds would attempt to exercise their rights with respect to the underlying security, including possible disposition in the market. However, the Funds may incur various expenses in the attempted enforcement and may be subject to various delays and risks of loss, including (a) possible declines in the value of the underlying security, (b) possible reduced levels of income and lack of access to and (c) possible inability to enforce rights.

Non-Publicly Traded Securities

    The Funds may invest in securities that are not publicly traded, including securities sold pursuant to Rule 144A under the Securities Act of 1933, as amended ("Rule 144A Securities"). The sale of these securities is usually restricted under federal securities laws, and market quotations may not be readily available. As a result, a Fund may not be able to sell these securities (other than Rule 144A Securities) unless they are registered under applicable federal and state securities laws, or may have to sell such securities at less than fair market value. Investment in these securities is restricted to 5% of a Fund's total assets (excluding, to the extent permitted by applicable law, Rule 144A Securities) and is also subject to the restriction against investing more than 15% of total assets in "illiquid" securities. To the extent permitted by applicable law, Rule 144A Securities will not be treated as "illiquid" for purposes of the foregoing restriction so long as such securities meet the liquidity guidelines established by the Trust's Board of Trustees. Pursuant to these guidelines, the Adviser will monitor the liquidity of a Fund's investment in Rule 144A Securities.

Descriptions of Certain Money Market Securities in Which the
Funds May Invest

    Certificates of Deposit, Bankers' Acceptances and Bank Time Deposits. Certificates of deposit are receipts issued by a bank in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity.

    Bankers' acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by another bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most maturities are six months or less.

    Bank time deposits are funds kept on deposit with a bank for a stated period of time in an interest bearing account. At present, bank time deposits maturing in more than seven days are not considered by the Adviser to be readily marketable.

    Commercial Paper.  Commercial paper consists of short-term
(usually from 1 to 270 days) unsecured promissory notes issued by entities in order to finance their current operations.

    Variable Notes. Variable amount master demand notes and variable amount floating rate notes are obligations that permit the investment of fluctuating amounts by a Fund at varying rates of interest pursuant to direct arrangements between a Fund, as lender, and the borrower. Master demand notes permit daily fluctuations in the interest rate while the interest rate under variable amount floating rate notes fluctuates on a weekly basis. These notes permit daily changes in the amounts borrowed. The Funds have the right to increase the amount under these notes at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may repay up to the full amount of the note without penalty. Because these types of notes are direct lending arrangements between the lender and the borrower, it is not generally contemplated that such instruments will be traded and there is no secondary market for these notes. Master demand notes are redeemable (and, thus, immediately repayable by the borrower) at face value, plus accrued interest, at any time. Variable amount floating rate notes are subject to next-day redemption 14 days after the initial investment therein. With both types of notes, therefore, the Funds' right to redeem depends on the ability of the borrower to pay principal and interest on demand. In connection with both types of note arrangements, the Funds consider earning power, cash flow and other liquidity ratios of the issuer. These notes, as such, are not typically rated by credit rating agencies. Unless they are so rated, a Fund may invest in them only if at the time of an investment the issuer has an outstanding issue of unsecured debt rated Aa or better by Moody's or AA or better by S&P, Fitch, or Duff & Phelps.

Asset-Backed Securities

    The Funds may invest in asset-backed securities (unrelated to first mortgage loans), which represent fractional interests in pools of retail installment loans, leases or revolving credit receivables, both secured (such as Certificates for Automobile Receivables or "CARS") and unsecured (such as Credit Card Receivable Securities or "CARDS").

    The staff of the Securities and Exchange Commission (the "SEC") is of the view that certain asset-backed securities may constitute investment companies under the Investment Company Act of 1940 (the "1940 Act"). The Funds intend to conduct their operations in a manner consistent with this view; therefore, the

Funds generally may not invest more than 10% of their total assets in such securities without obtaining appropriate regulatory relief.

Lending of Securities

    The Funds may seek to increase income by lending portfolio securities. Under present regulatory policies, including those of the Board of Governors of the Federal Reserve System and the SEC, such loans may be made only to member firms of the New York Stock Exchange (the "Exchange") and would be required to be secured continuously by collateral in cash, cash equivalents, or U.S. Treasury Bills maintained on a current basis at an amount at least equal to the market value of the securities loaned. A Fund would have the right to call a loan and obtain the securities loaned at any time on five days' notice. During the existence of a loan, a Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and would also receive compensation based on investment of the collateral. A Fund would not, however, have the right to vote any securities having voting rights during the existence of the loan but would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. However, the loans would be made only to firms deemed by the Adviser to be of good standing, and when, in the judgment of the Adviser, the consideration that can be earned currently from securities loans of this type justifies the attendant risk. The value of the securities loaned will not exceed 25% of the value of such Fund's total assets at the time any such loan is made.

Forward Commitments and When-Issued and Delayed Delivery
Securities

    Each Fund may enter into forward commitments for the purchase of securities and may purchase securities on a "when-issued" or "delayed delivery" basis. Agreements for such purchases might be entered into, for example, when a Fund anticipates a decline in interest rates and is able to obtain a more advantageous yield by committing currently to purchase securities to be issued later. When a Fund purchases securities in this manner (i.e., on a forward commitment, "when-issued" or "delayed delivery" basis), it does not pay for the securities until they are received, and the Fund is required to create a segregated account with the Trust's custodian and to maintain in that account liquid assets in an amount equal to or greater than, on a daily basis, the amount of the Fund's forward commitments and "when-issued" or "delayed delivery" commitments.

    A Fund will enter into forward commitments and make commitments to purchase securities on a "when-issued" or "delayed delivery" basis only with the intention of actually acquiring the securities. However, a Fund may sell these securities before the settlement date if, in the opinion of the Adviser, it is deemed advisable as a matter of investment strategy.

    Although neither of the Funds intends to make such purchases for speculative purposes and each Fund intends to adhere to the provisions of SEC policies, purchases of securities on such basis may involve more risk than other types of purchases. For example, by committing to purchase securities in the future, a Fund subjects itself to a risk of loss on such commitments as well as on its portfolio securities. Also, a Fund may have to sell assets which have been set aside in order to meet redemptions. In addition, if a Fund determines it is advisable as a matter of investment strategy to sell the forward commitment or "when-issued" or "delayed delivery" securities before delivery, that Fund may incur a gain or loss because of market fluctuations since the time the commitment to purchase such securities was made. Any such gain or loss would be treated as a capital gain or loss and would be treated for tax purposes as such. When the time comes to pay for the securities to be purchased under a forward commitment or on a "when-issued" or "delayed delivery" basis, a Fund will meet its obligations from the then available cash flow or the sale of securities, or, although it would not normally expect to do so, from the sale of the forward commitment or "when-issued" or "delayed delivery" securities themselves (which may have a value greater or less than a Fund's payment obligation).

Options

    Options on Securities. Each Fund intends to write only covered options. In addition to the methods of "cover" described in the Prospectus, each Fund may write call and put options and may purchase call and put options on securities. This means that so long as a Fund is obligated as the writer of a call option, it will own the underlying securities subject to the option or securities convertible into such securities without additional consideration (or for additional cash consideration held in a segregated account by the custodian). In the case of call options on U.S. Treasury Bills, a Fund might own U.S. Treasury Bills of a different series from those underlying the call option, but with a principal amount and value corresponding to the option contract amount and a maturity date no later than that of the securities deliverable under the call option. A Fund will be considered "covered" with respect to a put option it writes, if, so long as it is obligated as the writer of a put option, it deposits and maintains with its custodian in a segregated account liquid assets having a value equal to or greater than the exercise price of the option.

    Effecting a closing transaction in the case of a written call option will permit a Fund to write another call option on the underlying security with either a different exercise price or expiration date or both, or in the case of a written put option will permit a Fund to write another put option to the extent that the exercise price thereof is secured by deposited cash or short-term securities. Such transactions permit a Fund to generate additional premium income, which may partially offset declines in the value of portfolio securities or increases in the cost of securities to be acquired. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other investments by a Fund, provided that another option on such security is not written. If a Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction in connection with the option prior to or concurrent with the sale of the security.

    A Fund will realize a profit from a closing transaction if the premium paid in connection with the closing of an option written by the Fund is less than the premium received from writing the option, or if the premium received in connection with the closing of an option purchased by the Fund is more than the premium paid for the original purchase. Conversely, a Fund will suffer a loss if the premium paid or received in connection with a closing transaction is more or less, respectively, than the premium received or paid in establishing the option position. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option previously written by a Fund is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

    A Fund may purchase a security and then write a call option against that security or may purchase a security and concurrently write an option on it. The exercise price of the call a Fund determines to write will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the-money") the current value of the underlying security at the time the option is written. In-the-money call options may be used when it is expected that the price of the underlying security will decline moderately during the option period. Out-of-the-money call options may be written when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, a Fund's maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between the Fund's purchase price of the security and the exercise price. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset in part, or entirely, by the premium received.

    The writing of covered put options is similar in terms of risk/return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and a Fund's gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, a Fund may elect to close the position or retain the option until it is exercised, at which time the Fund will be required to take delivery of the security at the exercise price; the Fund's return will be the premium received from the put option minus the amount by which the market price of the security is below the exercise price, which could result in a loss. Out-of-the-money put options may be written when it is expected that the price of the underlying security will decline moderately during the option period. In-the-money put options may be used when it is expected that the premiums received from writing the put option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone.

    Each of the Funds may also write combinations of put and call options on the same security, known as "straddles," with the same exercise and expiration date. By writing a straddle, a Fund undertakes a simultaneous obligation to sell and purchase the same security in the event that one of the options is exercised. If the price of the security subsequently rises above the exercise price, the call will likely be exercised and the Fund will be required to sell the underlying security at a below market price. This loss may be offset, however, in whole or part, by the premiums received on the writing of the two options. Conversely, if the price of the security declines by a sufficient amount, the put will likely be exercised. The writing of straddles will likely be effective, therefore, only where the price of the security remains stable and neither the call nor the put is exercised. In those instances where one of the options is exercised, the loss on the purchase or sale of the underlying security may exceed the amount of the premiums received.

    By writing a call option, a Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, a Fund assumes the risk that it may be required to purchase the underlying security for an exercise price above its then current market value, resulting in a capital loss unless the security subsequently appreciates in value. Where options are written for hedging purposes, such transactions constitute only a partial hedge against declines in the value of portfolio securities or against increases in the value of securities to be acquired, up to the amount of the premium.

    Each of the Funds may purchase put options to hedge against a decline in the value of portfolio securities. If such decline occurs, the put options will permit the Fund to sell the securities at the exercise price or to close out the options at a profit. By using put options in this way, a Fund will reduce any profit it might otherwise have realized on the underlying security by the amount of the premium paid for the put option and by transaction costs.

    A Fund may purchase call options to hedge against an increase in the price of securities that the Fund anticipates purchasing in the future. If such increase occurs, the call option will permit the Fund to purchase the securities at the exercise price, or to close out the options at a profit. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by a Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Fund and the Fund will suffer a loss on the transaction to the extent of the premium paid.

    Options on Securities Indexes. Each Fund may write (sell) covered call and put options on securities indexes and purchase call and put options on securities indexes. A call option on a securities index is considered covered if, so long as a Fund is obligated as the writer of the call option, the Fund holds in its portfolio securities the price changes of which are, in the opinion of the Adviser, expected to replicate substantially the movement of the index or indexes upon which the options written by the Fund are based. A put option on a securities index written by a Fund will be considered covered if, so long as it is obligated as the writer of the put option, the Fund maintains with its custodian in a segregated account liquid assets having a value equal to or greater than the exercise price of the option.

    A Fund may also purchase put options on securities indexes to hedge its investments against a decline in the value of portfolio securities. By purchasing a put option on a securities index, a Fund will seek to offset a decline in the value of securities it owns through appreciation of the put option. If the value of a Fund's investments does not decline as anticipated, or if the value of the option does not increase, the Fund's loss will be limited to the premium paid for the option. The success of this strategy will largely depend on the accuracy of the correlation between the changes in value of the index and the changes in value of a Fund's security holdings.

    The purchase of call options on securities indexes may be used by a Fund to attempt to reduce the risk of missing a broad market advance, or an advance in an industry or market segment, at a time when the Fund holds uninvested cash or short-term debt securities awaiting investment. When purchasing call options for this purpose, a Fund will also bear the risk of losing all or a portion of the premium paid if the value of the index does not rise. The purchase of call options on stock indexes when a Fund is substantially fully invested is a form of leverage, up to the amount of the premium and related transaction costs, and involves risks of loss and of increased volatility similar to those involved in purchasing call options on securities the Fund owns.

Futures Contracts and Options on Futures Contracts

    Futures Contracts. Each Fund may enter into interest rate futures contracts, index futures contracts and foreign currency futures contracts. (Unless otherwise specified, interest rate futures contracts, index futures contracts and foreign currency futures contracts are collectively referred to as "Futures Contracts.") Such investment strategies will be used as a hedge and not for speculation.

    Purchases or sales of stock or bond index futures contracts are used for hedging purposes to attempt to protect a Fund's current or intended investments from broad fluctuations in stock or bond prices. For example, a Fund may sell stock or bond index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Fund's portfolio securities that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or part, by gains on the futures position. When a Fund is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock or bond index futures contracts in order to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that the Fund intends to purchase. As such purchases are made, the corresponding positions in stock or bond index futures contracts will be closed out.

    Interest rate futures contracts are purchased or sold for hedging purposes to attempt to protect against the effects of interest rate changes on a Fund's current or intended investments in fixed income securities. For example, if a Fund owned long-term bonds and interest rates were expected to increase, that Fund might sell interest rate futures contracts. Such a sale would have much the same effect as selling some of the long-term bonds in that Fund's portfolio. However, since the futures market is more liquid than the cash market, the use of interest rate futures contracts as a hedging technique allows a Fund to hedge its interest rate risk without having to sell its portfolio securities. If interest rates were to increase, the value of the debt securities in the portfolio would decline, but the value of that Fund's interest rate futures contracts would be expected to increase at approximately the same rate, thereby keeping the net asset value of that Fund from declining as much as it otherwise would have. On the other hand, if interest rates were expected to decline, interest rate futures contracts could be purchased to hedge in anticipation of subsequent purchases of long-term bonds at higher prices. Because the fluctuations in the value of the interest rate futures contracts should be similar to those of long-term bonds, a Fund could protect itself against the effects of the anticipated rise in the value of long-term bonds without actually buying them until the necessary cash became available or the market had stabilized. At that time, the interest rate futures contracts could be liquidated and that Fund's cash reserves could then be used to buy long-term bonds on the cash market.

    Each Fund may purchase and sell foreign currency futures contracts for hedging purposes to attempt to protect its current or intended investments from fluctuations in currency exchange rates. Such fluctuations could reduce the dollar value of portfolio securities denominated in foreign currencies, or increase the cost of foreign-denominated securities to be acquired, even if the value of such securities in the currencies in which they are denominated remains constant. Each Fund may sell futures contracts on a foreign currency, for example, when it holds securities denominated in such currency and it anticipates a decline in the value of such currency relative to the dollar. In the event such decline occurs, the resulting adverse effect on the value of foreign-denominated securities may be offset, in whole or in part, by gains on the futures contracts. However, if the value of the foreign currency increases relative to the dollar, the Fund's loss on the foreign currency futures contract may or may not be offset by an increase in the value of the securities because a decline in the price of the security stated in terms of the foreign currency may be greater than the increase in value as a result of the change in exchange rates.

    Conversely, the Funds could protect against a rise in the dollar cost of foreign-denominated securities to be acquired by purchasing futures contracts on the relevant currency, which could offset, in whole or in part, the increased cost of such securities resulting from a rise in the dollar value of the underlying currencies. When a Fund purchases futures contracts under such circumstances, however, and the price of securities to be acquired instead declines as a result of appreciation of the dollar, the Fund will sustain losses on its futures position which could reduce or eliminate the benefits of the reduced cost of portfolio securities to be acquired.

    The Funds may also engage in currency "cross hedging" when, in the opinion of the Adviser, the historical relationship among foreign currencies suggests that a Fund may achieve protection against fluctuations in currency exchange rates similar to that described above at a reduced cost through the use of a futures contract relating to a currency other than the U.S. dollar or the currency in which the foreign security is denominated. Such "cross hedging" is subject to the same risks as those described above with respect to an unanticipated increase or decline in the value of the subject currency relative to the dollar.

    Options on Futures Contracts. The writing of a call option on a Futures Contract constitutes a partial hedge against declining prices of the securities in the Fund's portfolio. If the futures price at expiration of the option is below the exercise price, a Fund will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings. The writing of a put option on a Futures Contract constitutes a partial hedge against increasing prices of the securities or other instruments required to be delivered under the terms of the futures contract. If the futures price at expiration of the put option is higher than the exercise price, a Fund will retain the full amount of the option premium, which provides a partial hedge against any increase in the price of securities which the Fund intends to purchase. If a put or call option a Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its options on futures positions, a Fund's losses from exercised options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

    The Funds may purchase options on Futures Contracts for hedging purposes instead of purchasing or selling the underlying Futures Contracts. For example, where a decrease in the value of portfolio securities is anticipated as a result of a projected market-wide decline or changes in interest or exchange rates, a Fund could, in lieu of selling futures contracts, purchase put options thereon. In the event that such decrease occurs, it may be offset, in whole or part, by a profit on the option. If the market decline does not occur, the Fund will suffer a loss equal to the price of the put. Where it is projected that the value of securities to be acquired by a Fund will increase prior to acquisition, due to a market advance or changes in interest or exchange rates, a Fund could purchase call options on Futures Contracts, rather than purchasing the underlying Futures Contracts. If the market advances, the increased cost of securities to be purchased may be offset by a profit on the call. However, if the market declines, the Fund will suffer a loss equal to the price of the call, but the securities which the Fund intends to purchase may be less expensive.

Forward Foreign Currency Exchange Contracts

    Each Fund may enter into forward foreign currency exchange contracts ("Forward Contracts") to attempt to minimize the risk to the Fund from adverse changes in the relationship between the U.S. dollar and foreign currencies. The Funds intend to enter into Forward Contracts for hedging purposes similar to those described above in connection with their transactions in foreign currency futures contracts. In particular, a Forward Contract to sell a currency may be entered into in lieu of the sale of a foreign currency futures contract where a Fund seeks to protect against an anticipated increase in the exchange rate for a specific currency which could reduce the dollar value of portfolio securities denominated in such currency. Conversely, a Fund may enter into a Forward Contract to purchase a given currency to protect against a projected increase in the dollar value of securities denominated in such currency which the Fund intends to acquire. A Fund also may enter into a Forward Contract in order to assure itself of a predetermined exchange rate in connection with a security denominated in a foreign currency. The Funds may engage in currency "cross hedging" when, in the opinion of the Adviser, the historical relationship among foreign currencies suggests that a Fund may achieve the same protection for a foreign security at a reduced cost through the use of a Forward Contract relating to a currency other than the U.S. dollar or the foreign currency in which the security is denominated.

    If a hedging transaction in Forward Contracts is successful, the decline in the value of portfolio securities or the increase in the cost of securities to be acquired may be offset, at least in part, by profits on the Forward Contract. Nevertheless, by entering into such Forward Contracts, a Fund may be required to forego all or a portion of the benefits which otherwise could have been obtained from favorable movements in exchange rates.

    Each Fund has established procedures consistent with SEC policies concerning purchases of foreign currency through Forward Contracts. Accordingly, a Fund will segregate liquid assets in an amount least equal to the Fund's obligations under any Forward Contracts.

Options on Foreign Currencies

    Each Fund may purchase and write options on foreign currencies for hedging purposes. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Funds may purchase put options on the foreign currency. If the value of the currency does decline, the Fund will have the right to sell such currency for a fixed amount in dollars and could thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

    Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Funds may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to a Fund from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, a Fund could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

    Each Fund may write options on foreign currencies for the same types of hedging purposes or to increase return. For example, where the Fund anticipates a decline in the dollar value of foreign-denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities could be offset by the amount of the premium received.

    Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, a Fund could write a put option on the relevant currency, which, if rates move in the manner projected, will expire unexercised and allow the Fund to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction.
If this does not occur, the option may be exercised and the Fund will be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium.

Through the writing of options on foreign currencies, a Fund also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

Risk Factors in Options, Futures and Forward Transactions

    Risk of Imperfect Correlation of Hedging Instruments With a Fund's Portfolio. The Funds' abilities effectively to hedge all or a portion of their portfolios through transactions in options, Futures Contracts, options on Futures Contracts, Forward Contracts and options on foreign currencies depend on the degree to which price movements in the underlying index or instrument correlate with price movements in the securities that are the subject of the hedge. In the case of futures and options based on an index, the portfolio will not duplicate the components of the index, and in the case of futures and options on fixed income securities, the portfolio securities which are being hedged may not be the same type of obligation underlying such contract. As a result, the correlation, to the extent it exists, probably will not be exact.

    It should be noted that stock index futures contracts or options based upon a narrower index of securities, such as those of a particular industry group, may present greater risk than options or futures based on a broad market index. This is due to the fact that a narrower index is more susceptible to rapid and extreme fluctuations as a result of changes in the value of a small number of securities.

    The trading of futures and options entails the additional risk of imperfect correlation between movements in the futures or option price and the price of the underlying index or instrument. The anticipated spread between the prices may be distorted due to the differences in the nature of the markets, such as differences in margin requirements, the liquidity of such markets and the participation of speculators in the futures market. In this regard, trading by speculators in futures and options has in the past occasionally resulted in market distortions, which may be difficult or impossible to predict, particularly near the expiration of such contracts.

    The trading of options on Futures Contracts also entails the risk that changes in the value of the underlying Futures Contract will not be fully reflected in the value of the option.

    Further, with respect to options on securities, options on foreign currencies, options on stock indexes and options on Futures Contracts, the Funds are subject to the risk of market movements between the time that the option is exercised and the time of performance thereunder. This could increase the extent of any loss suffered by a Fund in connection with such transactions.

    If a Fund purchases futures or options in order to hedge against a possible increase in the price of securities before the Fund is able to invest its cash in such securities, the Fund faces the risk that the market may instead decline. If the Fund does not then invest in such securities because of concern as to possible further market declines or for other reasons, the Fund may realize a loss on the futures or option contract that is not offset by a reduction in the price of securities purchased.

    In writing a call option on a security, foreign currency, index or futures contract, a Fund also incurs the risk that changes in the value of the assets used to cover the position will not correlate closely with changes in the value of the option or underlying index or instrument. For example, when a Fund writes a call option on a stock index, the securities used as "cover" may not match the composition of the index, and the Fund may not be fully covered. As a result, the Fund could suffer a loss on the call which is not entirely offset or offset at all by an increase in the value of the Fund's portfolio securities.

    The writing of options on securities, options on stock indexes or options on Futures Contracts constitutes only a partial hedge against fluctuations in the value of a Fund's portfolio. When a Fund writes an option, it will receive premium income in return for the holder's purchase of the right to acquire or dispose of the underlying security or future or, in the case of index options, cash. In the event that the price of such obligation does not rise sufficiently above the exercise price of the option, in the case of a call, or fall below the exercise price, in the case of a put, the option will not be exercised and the Fund will retain the amount of the premium, which will constitute a partial hedge against any decline that may have occurred in the Fund's portfolio holdings, or against the increase in the cost of the instruments to be acquired.

    When the price of the underlying obligation moves sufficiently in favor of the holder to warrant exercise of the option, however, and the option is exercised, the Fund will incur a loss which may only be partially offset by the amount of the premium the Fund received. Moreover, by writing an option, a Fund may be required to forego the benefits which might otherwise have been obtained from an increase in the value of portfolio securities or a decline in the value of securities to be acquired.

    In the event of the occurrence of any of the foregoing adverse market events, a Fund's overall return may be lower than if it had not engaged in the transactions described above.

    With respect to the writing of straddles on securities, a Fund incurs the risk that the price of the underlying security will not remain stable, that one of the options written will be exercised and that the resulting loss will not be offset by the amount of the premiums received. Such transactions, therefore, while creating an opportunity for increased return by providing a Fund with two simultaneous premiums on the same security, nonetheless involve additional risk, because the Fund may have an option exercised against it regardless of whether the price of the security increases or decreases.

    Potential Lack of a Liquid Secondary Market. Prior to exercise or expiration, a futures or option position can be terminated only by entering into a closing purchase or sale transaction. This requires a secondary market for such instruments on the exchange on which the initial transaction was entered into. While the Funds will enter into options or futures positions only if there appears to be a liquid secondary market therefor, there can be no assurance that such a market will exist for any particular contracts at any specific time. In that event, it may not be possible to close out a position held by a Fund, and the Fund could be required to purchase or sell the instrument underlying an option, make or receive a cash settlement or meet ongoing variation margin requirements. Under such circumstances, if the Fund has insufficient cash available to meet margin requirements, it may be necessary to liquidate portfolio securities at a time when, in the opinion of the Adviser, it is disadvantageous to do so. The inability to close out options and futures positions, therefore, could have an adverse impact on the Funds' ability to effectively hedge their portfolios, and could result in trading losses.

    The liquidity of a secondary market in a Futures Contract or option thereon may be adversely affected by "daily price fluctuation limits," established by exchanges, which limit the amount of fluctuation in the price of a contract during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures or option positions and requiring traders to make additional margin deposits. Prices of some Futures Contracts have in the past moved to the daily limit on a number of consecutive trading days.

    The trading of Futures Contracts and options (including options on Futures Contracts) is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

    The staff of the SEC has taken the position that over-the-counter options and the assets used as cover for over-the-counter options are illiquid securities, unless certain arrangements are made with the other party to the option contract, permitting the prompt liquidation of the option position. The Funds will enter into those special arrangements only with primary U.S. Government securities dealers recognized by the Federal Reserve Bank of New York ("primary dealers"). Under these special arrangements, the Trust will enter into contracts with primary dealers which provide that each Fund has the absolute right to repurchase an option it writes at any time at a repurchase price which represents fair market value, as determined in good faith through negotiation between the parties, but which in no event will exceed a price determined pursuant to a formula contained in the contract. Although the specific details of the formula may vary between contracts with different primary dealers, the formula will generally be based on a multiple of the premium received by the Fund for writing the option, plus the amount, if any, by which the option is "in-the-money." The formula will also include a factor to account for the difference between the price of the security and the strike price of the option if the option is written "out-of-the-money." Under such circumstances, the Fund only needs to treat as illiquid that amount of the "cover" assets equal to the amount by which (i) the formula price exceeds
(ii) any amount by which the market value of the security subject to the option exceeds the exercise price of the option (the amount by which the option is "in-the-money"). Although each agreement will provide that the Fund's repurchase price shall be determined in good faith (and that it shall not exceed the maximum determined pursuant to the formula), the formula price will not necessarily reflect the market value of the option written; therefore, the Fund might pay more to repurchase the option contract than the Fund would pay to close out a similar exchange-traded option.

    Margin. Because of low initial margin deposits made upon the opening of a futures position and the writing of an option, such transactions involve substantial leverage. As a result, relatively small movements in the price of the contract can result in substantial unrealized gains or losses. However, to the extent the Funds purchase or sell Futures Contracts and options on Futures Contracts and purchase and write options on securities and securities indexes for hedging purposes, any losses incurred in connection therewith should, if the hedging strategy is successful, be offset, in whole or in part, by increases in the value of securities held by the Fund or decreases in the prices of securities the Fund intends to acquire. When a Fund writes options on securities or options on stock indexes for other than hedging purposes, the margin requirements associated with such transactions could expose the Fund to greater risk.

    Risks of Options on Futures Contracts. The amount of risk a Fund assumes when it purchases an option on a Futures Contract is the premium paid for the option, plus related transaction costs. In order to profit from an option purchased, however, it may be necessary to exercise the option and to liquidate the underlying Futures Contract, subject to the risks of the availability of a liquid offset market described herein. The writer of an option on a Futures Contract is subject to the risks of commodity futures trading, including the requirement of initial and variation margin payments, as well as the additional risk that movements in the price of the option may not correlate with movements in the price of the underlying security, index, currency or Futures Contract.

    Risks of Forward Contracts, Foreign Currency Futures Contracts and Options Thereon, Options on Foreign Currencies and Over-the-Counter Options on Securities. Transactions in Forward Contracts, as well as futures and options on foreign currencies, are subject to all of the correlation, liquidity and other risks outlined above. In addition, however, such transactions are subject to the risk of governmental actions affecting trading in or the prices of currencies underlying such contracts, which could restrict or eliminate trading and could have a substantial adverse effect on the value of positions held by a Fund. In addition, the value of such positions could be adversely affected by a number of other complex political and economic factors applicable to the countries issuing the underlying currencies.

    Further, unlike trading in most other types of instruments, there is no systematic reporting of last sale information with respect to the foreign currencies underlying contracts thereon. As a result, the available information on which trading decisions will be based may not be as complete as the comparable data on which a Fund makes investment and trading decisions in connection with other transactions. Moreover, because the foreign currency market is a global, twenty-four hour market, events could occur on that market which will not be reflected in the forward, futures or options markets until the following day, thereby preventing the Funds from responding to such events in a timely manner.

    Settlements of exercises of over-the-counter Forward
Contracts or foreign currency options generally must occur within the country issuing the underlying currency, which in turn requires traders to accept or make delivery of such currencies in conformity with any United States or foreign restrictions and regulations regarding the maintenance of foreign banking relationships and fees, taxes or other charges.

    Unlike transactions entered into by the Funds in Futures Contracts and exchange-traded options, options on foreign currencies, Forward Contracts and over-the-counter options on securities and securities indexes are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) the SEC. Such instruments are instead traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer could lose amounts substantially in excess of the initial investment, due to the margin and collateral requirements associated with such positions.

    In addition, over-the-counter transactions can be entered into only with a financial institution willing to take the opposite side, as principal, of a Fund's position unless the institution acts as broker and is able to find another counterparty willing to enter into the transaction with the Fund. Where no such counterparty is available, it will not be possible to enter into a desired transaction. There also may be no liquid secondary market in the trading of over-the-counter contracts, and a Fund could be required to retain options purchased or written, or Forward Contracts entered into, until exercise, expiration or maturity. This in turn could limit the Fund's ability to profit from open positions or to reduce losses experienced, and could result in greater losses.

    Further, over-the-counter transactions are not subject to the guarantee of an exchange clearing house, and a Fund will therefore be subject to the risk of default by, or the bankruptcy of, the financial institution serving as its counterparty. A Fund will enter into an over-the-counter transaction only with parties whose creditworthiness has been reviewed and found satisfactory by the Adviser.

    Transactions in over-the-counter options on foreign currencies are subject to a number of conditions regarding the commercial purpose of the purchaser of such option. The Funds are not able to determine at this time whether or to what extent additional restrictions on the trading of over-the-counter options on foreign currencies may be imposed at some point in the future, or the effect that any such restrictions may have on the hedging strategies to be implemented by them.

    As discussed below, CFTC regulations require that a Fund not enter into transactions in commodity futures contracts or commodity option contracts for other than "bona fide" hedging purposes, unless the aggregate initial margin and premiums do not exceed 5% of the fair market value of the Fund's total assets. Premiums paid to purchase over-the-counter options on foreign currencies, and margins paid in connection with the writing of such options, are required to be included in determining compliance with this requirement, which could, depending upon the existing positions in Futures Contracts and options on Futures Contracts already entered into by a Fund, limit the Fund's ability to purchase or write options on foreign currencies. Conversely, the existence of open positions in options on foreign currencies could limit the ability of the Fund to enter into desired transactions in other options or futures contracts.

    While forward contracts are not presently subject to regulation by the CFTC, the CFTC may in the future assert or be granted authority to regulate such instruments. In such event, the Fund's ability to utilize Forward Contracts in the manner set forth above could be restricted.

    Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation ("OCC"), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting a Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

    The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, the margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, if the OCC determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, the OCC may impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

Restrictions on the Use of Futures and Option Contracts

    Under applicable regulations, when a Fund enters into transactions in Futures Contracts and options on Futures Contracts other than for bona fide hedging purposes, that Fund maintains with its custodian a segregated liquid assets account which, together with any initial margin deposits, are equal to the aggregate market value of the Futures Contracts and options on Futures Contracts that it purchases. In addition, a Fund may not purchase or sell such instruments for other than bona fide hedging purposes if, immediately thereafter, the sum of the amount of initial margin deposits on such futures and options positions and premiums paid for options purchased would exceed 5% of the market value of the Fund's total assets.

    Each Fund has adopted the additional restriction that it will not enter into a Futures Contract if, immediately thereafter, the value of securities and other obligations underlying all such Futures Contracts would exceed 50% of the value of such Fund's total assets. Moreover, a Fund will not purchase put and call options if as a result more than 10% of its total assets would be invested in such options.

Economic Effects and Limitations

    Income earned by a Fund from its hedging activities will be treated as capital gain and, if not offset by net realized capital losses incurred by a Fund, will be distributed to shareholders in taxable distributions. Although gain from such transactions may hedge against a decline in the value of a Fund's portfolio securities, that gain, to the extent not offset by losses, will be distributed in light of certain tax considerations and will constitute a distribution of that portion of the value preserved against decline.

    No Fund will "over-hedge," that is, a Fund will not maintain open short positions in futures or options contracts if, in the aggregate, the market value of its open positions exceeds the current market value of its securities portfolio plus or minus the unrealized gain or loss on such open positions, adjusted for the historical volatility relationship between the portfolio and futures and options contracts.

    Each Fund's ability to employ the options and futures strategies described above will depend in part on the availability of liquid markets in such instruments. Markets in financial futures and related options are still developing. It is impossible to predict the amount of trading interest that may hereafter exist in various types of options or futures. Therefore no assurance can be given that a Fund will be able to use these instruments effectively for the purposes set forth above.

    The Funds' ability to use options, futures and forward contracts may be limited by tax considerations. In particular, tax rules might affect the length of time for which the Funds can hold such contracts and the character of the income earned on such contracts. In addition, differences between each Fund's book income (upon the basis of which distributions are generally made) and taxable income arising from its hedging activities may result in return of capital distributions, and in some circumstances, distributions in excess of the Fund's book income may be required in order to meet tax requirements. Furthermore, in certain circumstances use of options, futures and forward contracts that substantially eliminate risk of loss and the opportunity for gain in an "appreciated financial position" will accelerate gain to the Funds.

Future Developments

    The above discussion relates to each Fund's proposed use of Futures Contracts, Forward Contracts, options and options on Futures Contracts currently available. As noted above, the relevant markets and related regulations are evolving. In the event of future regulatory or market developments, each Fund may also use additional types of futures contracts or options and other investment techniques for the purposes set forth above.

                     INVESTMENT RESTRICTIONS

    Except as described below and except as otherwise specifically stated in the Prospectus or this Statement of Additional Information, the investment policies of each Fund set forth in the Prospectus and in this Statement of Additional Information are not fundamental and may be changed without shareholder approval.

    The following is a description of the fundamental restrictions on the investments to be made by the Funds, which restrictions may not be changed without the approval of a majority of the outstanding voting securities of the relevant
Fund.

    Neither of the Funds will:

    (1) Borrow money in excess of 10% of the value (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) at the time the borrowing is made, and then only from banks as a temporary measure to facilitate the meeting of redemption requests (not for leverage) which might otherwise require the untimely disposition of portfolio investments or pending settlement of securities transactions or for extraordinary or emergency purposes.

    (2) Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under certain federal securities laws.

    (3) Purchase or retain real estate or interests in real estate, although each Fund may purchase securities which are secured by real estate and securities of companies which invest in or deal in real estate.

    (4) Make loans to other persons except by the purchase of obligations in which such Fund may invest consistent with its investment policies and by entering into repurchase agreements, or by lending its portfolio securities representing not more than 25% of its total assets.

    (5) Issue any senior security (as that term is defined in the 1940 Act), if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder. For the purposes of this restriction, collateral arrangements with respect to options, Futures Contracts and Options on Futures Contracts and collateral arrangements with respect to initial and variation margins are not deemed to be the issuance of a senior security. (There is no intention to issue senior securities except as set forth in paragraph 1 above.)

    It is also a fundamental policy of each Fund that it may purchase and sell futures contracts and related options.

    In addition, the following is a description of operating policies which the Trust has adopted on behalf of the Funds but which are not fundamental and are subject to change without shareholder approval.

    Neither of the Funds will:

    (a) Pledge, mortgage, hypothecate or otherwise encumber an amount of its assets taken at current value in excess of 15% of its total assets (taken at the lower of cost or current value) and then only to secure borrowings permitted by restriction (1) above. For the purpose of this restriction, the deposit of securities and other collateral arrangements with respect to reverse repurchase agreements, options, Futures Contracts, Forward Contracts and options on foreign currencies, and payments of initial and variation margin in connection therewith are not considered pledges or other encumbrances.

    (b) Purchase securities on margin, except that each Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities, and except that each Fund may make margin payments in connection with Futures Contracts, Options on Futures Contracts, options, Forward Contracts or options on foreign currencies.

    (c) Make short sales of securities or maintain a short position for the account of such Fund unless at all times when a short position is open it owns an equal amount of such securities or unless by virtue of its ownership of other securities it has at all such times a right to obtain securities (without payment of further consideration) equivalent in kind and amount to the securities sold short, provided that if such right is conditional the sale is made upon equivalent conditions and further provided that no Fund will make such short sales with respect to securities having a value in excess of 5% of its total assets.

    (d) Write, purchase or sell any put or call option or any combination thereof, provided that this shall not prevent a Fund from writing, purchasing and selling puts, calls or combinations thereof with respect to securities, indexes of securities or foreign currencies, and with respect to Futures Contracts.

    (e) Purchase voting securities of any issuer if such purchase, at the time thereof, would cause more than 10% of the outstanding voting securities of such issuer to be held by such Fund; or purchase securities of any issuer if such purchase at the time thereof would cause more than 10% of any class of securities of such issuer to be held by such Fund. For this purpose all indebtedness of an issuer shall be deemed a single class and all preferred stock of an issuer shall be deemed a single class.

    (f) Invest in securities of any issuer if, to the knowledge of the Trust, officers and Trustees of the Trust and officers and directors of the Adviser who beneficially own more than 0.5% of the shares of securities of that issuer together own more than 5%.

    (g) Purchase securities issued by any other registered open-end investment company or investment trust except (A) by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission, or (B) where no commission or profit to a sponsor or dealer results from such purchase, or (C) when such purchase, though not made in the open market, is part of a plan of merger or consolidation; provided, however, that a Fund will not purchase such securities if such purchase at the time thereof would cause more than 5% of its total assets (taken at market value) to be invested in the securities of such issuers; and, provided further, that a Fund's purchases of securities issued by such open-end investment company will be consistent with the provisions of the 1940 Act.

    (h) Make investments for the purpose of exercising control or management.

    (i) Participate on a joint or joint and several basis in any trading account in securities.

    (j) Invest in interests in oil, gas, or other mineral exploration or development programs, although each Fund may purchase securities which are secured by such interests and may purchase securities of issuers which invest in or deal in oil, gas or other mineral exploration or development programs.

    (k) Purchase warrants, if, as a result, a Fund would have more than 5% of its total assets invested in warrants or more than 2% of its total assets invested in warrants which are not listed on the New York Stock Exchange or the American Stock Exchange.

    (l) Purchase commodities or commodity contracts, provided that this shall not prevent a Fund from entering into interest rate futures contracts, securities index futures contracts, foreign currency futures contracts, forward foreign currency exchange contracts and options (including options on any of the foregoing) to the extent such action is consistent with such Fund's investment objective and policies.

    (m) Purchase additional securities in excess of 5% of the value of its total assets until all of a Fund's outstanding borrowings (as permitted and described in Restriction No. 1 above) have been repaid.

    Whenever any investment restriction states a maximum percentage of a Fund's assets which may be invested in any security or other asset, it is intended that such maximum percentage limitation be determined immediately after and as a result of such Fund's acquisition of such securities or other assets. Accordingly, any later increase or decrease beyond the specified limitation resulting from a change in value or net asset value will not be considered a violation of such percentage limitation.

________________________________________________________________

                     MANAGEMENT OF THE FUNDS
________________________________________________________________

The Adviser

    Alliance Capital Management L.P., (the "Adviser") a Delaware limited partnership with principal offices at 1345 Avenue of the Americas, New York, New York 10105, has been retained under an investment advisory agreement (the "Investment Advisory Contract") to provide investment advice and, in general, to conduct the management and investment program of the Trust under the supervision of the Trust's Board of Trustees.

    The Adviser is a leading international investment adviser managing client accounts with assets as of March 31, 1999 totaling more than $301 billion (of which approximately $127 billion represented assets of investment companies). As of March

31, 1999, the Adviser managed retirement assets for many of the largest public and private employee benefit plans (including 30 of the nation's Fortune 100 companies), for public employee retirement funds in 32 out of the 50 states, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. The 54 registered investment companies, with more than 119 separate portfolios, managed by the Adviser currently have over 4 million shareholder accounts.

   Alliance Capital Management Corporation ("ACMC"), the sole general partner of, and the owner of a 1% general partnership interest in the Adviser, is an indirect wholly-owned subsidiary of The Equitable Life Assurance Society of the United States ("Equitable"), one of the largest life insurance companies in the United States and a wholly-owned subsidiary of The Equitable Companies Incorporated ("ECI"). ECI is a holding company controlled by AXA, a French insurance holding company. As of March 1, 1999, AXA and certain of its subsidiaries beneficially owned approximately 58.4% of ECI's outstanding common stock. ECI is a public company with shares traded on the New York Stock Exchange.

   AXA, a French company, is the holding company for an international group of insurance and related financial services companies. AXA's insurance operations include activities in life insurance, property and casualty insurance and reinsurance. The insurance operations are diverse geographically with activities principally in Western Europe, North America, the Asia-Pacific area and, to a lesser extent in Africa and South America. AXA is also engaged in asset management, investment banking, securities trading, brokerage, real estate and other financial services activities principally in the United States, as well as in Western Europe and the Asia/Pacific area.

   For insurance regulatory purposes the shares of capital stock of ECI beneficially owned by AXA and its subsidiaries have been deposited into a voting trust which has an initial term have agreed to protect the legitimate economic interests of AXA, but with a view of ensuring that certain minority shareholders of AXA, do not exercise control over ECI or certain of its insurance subsidiaries. As of March 1, 1999, AXA, ECI, Equitable and certain subsidiaries of Equitable were the beneficial owners of approximately 56.6% of the issued and outstanding units representing assignments of beneficial ownership of limited partnership interests ("Units") in the Adviser.

   Based on information provided by AXA, on March 1, 1999, approximately 20.7% of the issued ordinary shares (representing 32.7% of the voting power) of AXA were owned directly and indirectly by Finaxa, a French holding company. As of March 1, 1999, 61.7% of the shares (representing 72.3% of the voting power) of Finaxa were owned by four French mutual insurance companies (the "Mutuelles AXA") (one of which, AXA Assurances I.A.R.D. Mutuelle, owned 35.4% of the shares, representing 41/5% of the voting power of Finaxa, and 22.7% of the shares of Finaxa (representing 13.7% of the voting power) were owned by Paribas, a French bank. Including the ordinary shares owned by Finaxa, on March 1, 1999, the Mutuelles AXA directly and indirectly owned approximately 23.9% of the issued ordinary shares (representing 37.6% of the voting power) of AXA. The Voting Trustees may be deemed to be beneficial owners of all Units beneficially owned by AXA and its subsidiaries. By virtue of the provisions of the voting trust agreement, AXA may be deemed to have shares voting power with respect to the Units. In addition, the Mutuelles AXA, as a group, and Finaxa may be deemed to be beneficial owners of all Units beneficially owned by AXA and its subsidiaries. AXA and its subsidiaries have the power to dispose or direct the disposition of all shares of the capital stock of ECI deposited in the voting trust. The Mutuelles AXA, as a group, and Finaxa may be deemed to share the power to vote or to direct the vote and to dispose or to direct the disposition of all the Units of the Adviser beneficially owned by AXA and its subsidiaries. By reason of their relationship, AXA, the Voting Trustees, the Mutuelles, AXA, Finaxa, ECI, Equitable, Equitable Holdings, L.L.C., Equitable Investment Corporation, Alliance Capital Management Corporation and Equitable Capital Management Corporation may be deemed to share the power to vote or to direct the vote and to dispose or direct ration may be deemed to share the power to vote or to direct the vote and to dispose or direct the disposition of all or a portion of the Units beneficially owned by AXA and its subsidiaries.

Investment Advisory Contract and Expenses

    The Adviser serves as investment manager and adviser of each of the Funds and continuously furnishes an investment program for each Fund and manages, supervises and conducts the affairs of each Fund. The Investment Advisory Contract also provides that the Adviser will furnish or pay the expenses of the Trust for office space, facilities and equipment, services of executive and other personnel of the Trust and certain administrative services. The Adviser is compensated for its services to the Funds at an annual rate of 0.75% of each Fund's average daily net assets.
The Adviser has voluntarily undertaken until further notice to waive its fees in respect of the Conservative Investors Fund and has agreed to bear certain expenses of the Class A, Class B, Class C shares of such Fund to the extent that expenses exceed an annual rate of 1.40% for Class A shares and 2.10% for Class B and Class C shares. The management fees for each Fund are higher than those paid by most mutual funds.

    The Investment Advisory Contract became effective on July 23, 1993. The Investment Advisory Contract replaced an earlier agreement (the "First Investment Advisory Contract") between the Trust and Equitable Capital with respect to the Funds. The First Investment Advisory Contract terminated because of its technical assignment in connection with the transfer of substantially all of the assets comprising Equitable Capital's business to the Adviser and certain of its subsidiaries in exchange for newly issued limited partnership interests in the Adviser and the assumption by the Adviser and such subsidiaries of certain liabilities of Equitable Capital. Equitable Capital was compensated for its services as investment manager of the Funds at the same rates as are currently paid by the Funds to the Adviser.

    In anticipation of the assignment of the First Investment Advisory Contract, the Investment Advisory Contract was approved by the vote of the Trust's Trustees, including the Trustees who are not parties to the Investment Advisory Contract or interested persons of any such party, at meetings called for the purpose and held on February 16, 1993 and March 31, 1993. At a meeting held on April 8, 1993, a majority of the outstanding voting securities of the Funds approved the Investment Advisory Contract. Most recently, the continuance of the Investment Advisory Contract until [July 31, 1999] was approved by a vote, cast in person, of the Board of Trustees, including a majority of the Trustees who are not parties to the Investment Advisory Contract or interested persons of any such party, at their Regular Meeting held on [July 16, 1998].

    During the period May 1, 1998 through April 30, 1999, the Adviser earned $_______ in management fees from the Conservative Investors Fund (an additional $________ in fees were waived) and $_______ from the Growth Investors Fund (an additional $_______ in fees were waived). During the period May 1, 1997 through April 30, 1998, the Adviser earned $332,496 in management fees from the Conservative Investors Fund (an additional $219,865 in fees were waived) and $788,159 from the Growth Investors Fund. During the period May 1, 1996 through April 30, 1997, the Adviser earned $363,977 in management fees from the Conservative Investors Fund (an additional $245,071 in fees were waived) and $723,109 from the Growth Investors Fund (an additional $167,543 in fees were waived).

    The Investment Advisory Contract provides that it will continue in effect for two years from its date of execution and thereafter from year to year if its continuance is approved at least annually (i) by the Board of Trustees or by vote of a majority of the outstanding voting securities of the relevant Fund, and (ii) by vote of a majority of the Trustees who are not interested persons of the Adviser cast in person at a meeting called for the purpose of voting on such approval. Any amendment to the Investment Advisory Contract must be approved by vote of a majority of the outstanding voting securities of the relevant Fund and by vote of a majority of the Trustees who are not such interested persons, cast in person at a meeting called for the purpose of voting on such approval. The Investment Advisory Contract may be terminated without penalty by the Adviser, by vote of the Trustees or by vote of a majority of the outstanding voting securities of the relevant Fund upon sixty days' written notice, and it terminates automatically in the event of its assignment. The Adviser controls the word "Alliance" in the names of the Trust and each Fund, and if Alliance should cease to be the investment manager of any Fund, the Trust and such Fund may be required to change their names to delete the word "Alliance" from their names.

    The Investment Advisory Contract provides that the Adviser shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

Trustees and Officers

    The Trustees and principal officers of the Trust, their ages as of the date of this Statement of Additional Information and their primary occupations during the past five years are set forth below.

Trustees

    John D. Carifa,1 54, Chairman of the Board and President, is the President, Chief Operating Officer, and a Director of ACMC, the general partner of the Adviser. His address is 1345 Avenue of the Americas, New York, New York 10105.

    Ruth Block, 68, was formerly an Executive Vice President and Chief Insurance Officer of The Equitable Life Assurance Society of the United States. She is a Director of Ecolab Incorporated (specialty chemicals) and Amoco Corporation (oil and gas). Her address is Box 4653, Stamford, Connecticut 06903.

    William H. Foulk, Jr., 66, is an investment adviser and an independent consultant.  He was formerly Senior Manager of
Barrett Associates, Inc., a registered investment adviser, with which he had been associated since prior to 1993.  His address is
2 Hekma Road, Greenwich, Connecticut 06831.
_________________________

1An "interested person" of the Trust, as defined by the 1940
 Act.

    Brenton W. Harries, 71, is a Director of Enhance Reinsurance
Co. and was formerly the President and Chief Executive of Global
Electronic Markets Company.  His address is 14 Point Road, Wilson
Point, South Norwalk, Connecticut 06854.

    Donald J. Robinson, 65, is Senior Counsel of the law firm of Orrick, Herrington & Sutcliffe and was formerly a senior partner, and was a member of the Executive Committee of that firm. His address is 666 Fifth Avenue, 19th Floor, New York, New York 10103.

Officers

    * John D. Carifa, President, see biography above.

    Edmund P. Bergan, Jr., 49, Clerk, is a Senior Vice President and General Counsel of Alliance Fund Distributors, Inc. His address is 1345 Avenue of the Americas, New York, New York 10105.

    Mark D. Gersten, 48, Treasurer and Chief Financial Officer, is a Senior Vice President of Alliance Fund Services, Inc. His address is 500 Plaza Drive, Secaucus, New Jersey 07094.

    Vincent S. Noto, 34, Controller and Chief Accounting Officer, is a Vice President of Alliance Fund Services, Inc. His address is 500 Plaza Drive, Secaucus, New Jersey 07094.

    Bruce W. Calvert, 52, Senior Vice President, is the Vice
Chairman and Chief Investment Officer of ACMC.  His address is
1345 Avenue of the Americas, New York, New York 10105.

    Kathleen A. Corbet, 39, Senior Vice President, is an
Executive Vice President of ACMC since 1993. Prior thereto, she was employed by Equitable Capital Her address is 1345 Avenue of the Americas, New York, New York 10105.

    Wayne D. Lyski, 57, Senior Vice President, is Executive Vice
President of ACMC.  His address is 1345 Avenue of the Americas,
New York, New York 10105.

    Nicholas D.P. Carn, 41, Vice President, is a Vice President of ACMC since 1997. Prior thereto, he was Chief Investment
Officer and Portfolio Manager at Draycott Partners.

    The aggregate compensation paid to each of the Trustees by the Conservative Investors Fund and by the Growth Investors Fund for the fiscal year ended April 30, 1999, the aggregate compensation paid to each of the Trustees during calendar year 1998 by all of the funds to which the Adviser provides investment advisory services (collectively, the "Alliance Fund Complex") and the total number of registered investment companies in the

Alliance Fund Complex with respect to which each of the Trustees serves as a director or trustee, are set forth below. Neither of the Funds nor any fund in the Alliance Fund Complex provides compensation in the form of pension or retirement benefits to any of its directors or trustees. Each of the Trustees is a director or trustee of one or more other registered investment companies in the Alliance Fund Complex.

                                                               Total Number
                                                               of Funds
                                                               in the
                                                               Alliance
                                                 Total         Fund Complex,
                     Aggregate     Aggregate     Compensation  Including
                     Compensation  Compensation  from the      the Trust,
                     from the      from the      Alliance      as to which
Name                 Conservative  Growth        Fund Complex  the Trustee
of Trustee           Investors     Investors     Including     is a Director
of the Fund          Fund          Fund          the Trust*    or Trustee

Ruth Block            $             $             $                  82
John D. Carifa        $ --          $ --          $ --              120
William H. Foulk, Jr. $             $             $                 115
Brenton W. Harries    $             $             $                  19
Donald J. Robinson    $             $             $                  96

* As of June 30, 1998 there were 123 investment companies or portfolios thereof in the Alliance Fund Complex.

** Includes deferred compensation. As of December 31, 1997, the total amounts of deferred compensation (including interest) payable to Mr. Robinson by the Conservative Investors Fund and the Growth Investors Fund were $13,249 and $13,586, respectively.
</R

    As of ________, 1999, the Trustees and officers of the Trust as a group owned less than 1% of the outstanding shares of the Funds.

    The Trust undertakes to provide assistance to shareholders in communications concerning the removal of any Trustee of the Trust in accordance with Section 16 of the 1940 Act.

________________________________________________________________

                     PORTFOLIO TRANSACTIONS
________________________________________________________________

    Under the general supervision of the Board of Trustees, the Adviser makes the Funds' portfolio decisions and determines the broker to be used in each specific transaction with the objective of negotiating a combination of the most favorable commission and the best price obtainable on each transaction (generally defined as best execution). When consistent with the objective of obtaining best execution, brokerage may be directed to persons or firms supplying investment information to the Adviser. Neither the Funds nor the Adviser have entered into agreements or understandings with any brokers regarding the placement of securities transactions because of research services they provide. To the extent that such persons or firms supply investment information to the Adviser for use in rendering investment advice to the Funds, such information may be supplied at no cost to the Adviser and, therefore, may have the effect of reducing the expenses of the Adviser in rendering advice to the Funds. While it is impossible to place an actual dollar value on such investment information, the Adviser believes that its receipt by probably does not reduce the overall expenses of the Adviser to any material extent.

    The investment information provided to the Adviser is of the type described in Section 28(e) of the Securities Exchange Act of 1934, as amended, and is designed to augment the Adviser's own internal research and investment strategy capabilities. Research services furnished by brokers through which the Funds effect securities transactions are used by the Adviser in carrying out its investment management responsibilities with respect to all its clients' accounts. There may be occasions where the transaction cost charged by a broker may be greater than that which another broker may charge if it is determined in good faith that the amount of such transaction cost is reasonable in relation to the value of brokerage and research services provided by the executing broker.

    The Funds may deal in some instances in securities which are not listed on a national securities exchange but are traded in the over-the-counter market. They may also purchase listed securities through the third market. Where transactions are executed in the over-the-counter market or third market, the Funds will seek to deal with the primary market makers; but when necessary in order to obtain best execution, they will utilize the services of others.



    Aggregate securities transactions for the Funds during the fiscal year ended April 30, 1999 were as follows: with respect to the Conservative Investors Fund, $_________ and, in connection therewith, brokerage commissions of $______ (___%) were allocated to persons or firms supplying research information; and with respect to the Growth Investors Fund, $_________ and, in connection therewith, brokerage commission of $_______ (___%) were allocated to persons or firms supplying research information. Aggregate securities transactions for the Funds during the fiscal year ended April 30, 1998 were as follows:
with respect to the Conservative Investors Fund, $52,451,646 and, in connection therewith, brokerage commissions of $61,480 (100%) were allocated to persons or firms supplying research information; and with respect to the Growth Investors Fund, $223,737,310 and, in connection therewith, brokerage commissions of $342,009 (100%) were allocated to persons or firms supplying research information. Aggregate securities transactions for the Funds during the fiscal year ended April 30, 1997 were as follows: with respect to the Conservative Investors Fund, $68,744,431 and, in connection therewith, brokerage commissions of $52,669 (100%) were allocated to persons or firms supplying research information; and with respect to the Growth Investors Fund, $179,271,861 and, in connection therewith, brokerage commission of $280,483 (100%) were allocated to persons or firms supplying research information.

    For the fiscal year ended April 30, 1999, the Conservative Investors Fund paid an aggregate of $______ in brokerage commissions; and the Growth Investors Fund paid an aggregate of $______ in brokerage commissions. For the fiscal year ended April 30, 1998, the Conservative Investors Fund paid an aggregate of $61,480 in brokerage commissions; and the Growth Investors Fund paid an aggregate of $342,009 in brokerage commissions. For the fiscal year ended April 30, 1997, the Conservative Investors Fund paid an aggregate of $52,669 in brokerage commissions; and the Growth Investors Fund paid an aggregate of $280,483 in brokerage commissions.

    The extent to which commissions that will be charged by broker-dealers selected by the Funds may reflect an element of value for research cannot presently be determined. To the extent that research services of value are provided by broker-dealers with or through whom the Funds place portfolio transactions, the Adviser may be relieved of expenses which it might otherwise bear. Research services furnished by broker-dealers could be useful and of value to the Adviser in servicing its other clients as well as the Funds; on the other hand, certain research services obtained by the Adviser as a result of the placement of portfolio brokerage of other clients could be useful and of value to it in servicing the Funds. Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc. and subject to seeking best execution, the Funds may consider sales of shares of the Funds or other investment companies managed by the Adviser as a factor in the selection of broker-dealers to execute portfolio transactions for the Funds.

    The Funds may from time to time place orders for the purchase or sale of securities (including listed call options) with Donaldson, Lufkin & Jenrette Securities Corporation ("DLJ") and with brokers which may have their transactions cleared or settled, or both, by the Pershing Division of DLJ, for which DLJ may receive a portion of the brokerage commissions. In such instances, the placement of orders with such brokers would be consistent with the Funds' objective of obtaining the best execution and would not be dependent upon the fact that DLJ is an affiliate of the Adviser. With respect to orders placed with DLJ for execution on a national securities exchange, commissions received must conform to Section 17(e)(2)(A) of the 1940 Act and Rule 17e-1 thereunder, which permit an affiliated person of a registered investment company (such as the Trust), or any affiliated person of such person, to receive a brokerage commission from such registered investment company provided that such commission is reasonable and fair compared to the commissions received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time.

    The brokerage transactions engaged in by the Funds with DLJ and its affiliates during the fiscal years ended April 30, 1998, April 30, 1997 and April 30, 1996, are set forth below:

                                                                % of Fund's
                                                    % of Fund's Aggregate
                                        Amount      Aggregate   Dollar
Fiscal Year                             Brokerage   Brokerage   Amount of
Ended April 30, Fund                    Commissions Commissions Transactions

1999            Growth Investors               $     %          %
                Conservative Investors

1998            Growth Investors              $0     0%         0%
                Conservative Investors         0     0          0

1997            Growth Investors              50     0.02%      0%
                Conservative Investors       123     0.23%      0

    The annual portfolio turnover rates of the Conservative Investors Fund and the Growth Investors Fund for the fiscal years ended April 30, 1999, April 30, 1998 and April 30, 1997 were ___%, 138% and 174% for Conservative Investors and ___%, 137% and 133% for Growth Investors, respectively.

________________________________________________________________

                      EXPENSES OF THE FUNDS
________________________________________________________________

    In addition to the payments to the Adviser under the Investment Advisory Contract described above, the Trust pays certain other costs including (a) brokerage and commission expenses, (b) federal, state and local taxes, including issue and transfer taxes incurred by or levied on a Fund, (c) interest charges on borrowing, (d) fees and expenses of registering the shares of the Funds under the appropriate federal securities laws and of qualifying shares of the Funds under applicable state securities laws including expenses attendant upon renewing and increasing such registrations and qualifications, (e) expenses of printing and distributing the Funds' prospectuses and other reports to shareholders, (f) costs of proxy solicitations,
(g) transfer agency fees described below, (h) charges and expenses of the Trust's custodian, (i) compensation of the Trust's officers, Trustees and employees who do not devote any part of their time to the affairs of the Adviser or its affiliates, (j) costs of stationery and supplies, and (k) such promotional expenses as may be contemplated by the Distribution Services Agreement described below.

Distribution Arrangements

    Rule 12b-1 adopted by the SEC under the 1940 Act permits an investment company to directly or indirectly pay expenses associated with the distribution of its shares in accordance with a duly adopted and approved plan. The Trust has adopted a plan for each class of shares of the Funds pursuant to Rule 12b-1 (each a "Plan" and collectively the "Plans"). Pursuant to the Plans, each Fund pays Alliance Fund Distributors, Inc. (the "Principal Underwriter") a Rule 12b-1 distribution services fee which may not exceed an annual rate of 0.50% of a Fund's aggregate average daily net assets attributable to the Class A shares, 1.00% of a Fund's aggregate average daily net assets attributable to the Class B shares and 1.00% of a Fund's aggregate average daily net assets attributable to the Class C shares to compensate the Principal Underwriter for distribution expenses. The Trustees currently limit payments under the Class A Plan to 0.30% of a Fund's aggregate average daily net assets attributable to the Class A shares. The Plans provide that a portion of the distribution services fee in an amount not to exceed 0.25% of the aggregate average daily net assets of a Fund attributable to each of the Class A, Class B and Class C shares constitutes a service fee that the Principal Underwriter will use for personal service and/or the maintenance of shareholder accounts. The Plans also provide that the Adviser may use its own resources, which may include management fees received by the Adviser from the Trust or other investment companies which it manages and the Adviser's past profits, to finance the distribution of the Funds' shares.

    Each Plan may be terminated with respect to the class of shares of any Fund to which the Plan relates by vote of a majority of the Trustees who are not "interested persons" of the Trust and who have no direct or indirect financial interest in the operation of the Plans or in any agreement related to the Plans (the "Qualified Trustees"), or by vote of a majority of the outstanding voting securities of that class. Each Plan may be amended by vote of the Trustees, including a majority of the Qualified Trustees, cast in person at a meeting called for that purpose. Any change in a Plan that would materially increase the distribution costs to the class of shares of any Fund to which the Plan relates requires approval by the affected class of shareholders of that Fund. The Trustees review quarterly a written report of such distribution costs and the purposes for which such costs have been incurred with respect to each Fund's Class A, Class B and Class C shares. For so long as the Plans are in effect, selection and nomination of those Trustees who are not interested persons of the Trust shall be committed to the discretion of such disinterested persons.

    The Plans may be terminated with respect to any Fund or class of shares thereof at any time on 60 days' written notice without payment of any penalty by the Principal Underwriter or by vote of a majority of the outstanding voting securities of that Fund or that class (as appropriate) or by vote of a majority of the Qualified Trustees.

    The Plans will continue in effect with respect to each Fund and each class of shares thereof for successive one-year periods, provided that each such continuance is specifically approved
(i) by the vote of a majority of the Qualified Trustees and
(ii) by the vote of a majority of the entire Board of Trustees cast in person at a meeting called for that purpose.

    For services rendered by the Principal Underwriter in connection with the distribution of Class A shares pursuant to the Plan applicable to such shares, the Principal Underwriter received $______ and $______ with respect to the Class A shares of the Conservative Investors Fund and the Growth Investors Fund, respectively, during the fiscal year ended April 30, 1999. For services rendered by the Principal Underwriter in connection with the distribution of Class A shares pursuant to the Plan applicable to such shares, the Principal Underwriter received $35,259 and $90,118 with respect to the Class A shares of the Conservative Investors Fund and the Growth Investors Fund, respectively, during the fiscal year ended April 30, 1998. For services rendered by the Principal Underwriter in connection with the distribution of Class A shares pursuant to the Plan applicable to such shares, the Principal Underwriter received $39,343 and $87,204 with respect to the Class A shares of the Conservative Investors Fund and the Growth Investors Fund, respectively, during the fiscal year ended April 30, 1997.

    For services rendered by the Principal Underwriter in connection with the distribution of Class B shares pursuant to the Plan applicable to such shares, the Principal Underwriter received $______ and $______ with respect to the Class B shares of the Conservative Investors Fund and the Growth Investors Fund, respectively, during the fiscal year ended April 30, 1999. For services rendered by the Principal Underwriter in connection with the distribution of Class B shares pursuant to the Plan applicable to such shares, the Principal Underwriter received $285,077 and $679,834 with respect to the Class B shares of the Conservative Investors Fund and the Growth Investors Fund, respectively, during the fiscal year ended April 30, 1998. For services rendered by the Principal Underwriter in connection with the distribution of Class B shares pursuant to the Plan applicable to such shares, the Principal Underwriter received $304,539 and $613,255 with respect to the Class B shares of the Conservative Investors Fund and the Growth Investors Fund, respectively, during the fiscal year ended April 30, 1997.

    For services rendered by the Principal Underwriter in connection with the distribution of Class C shares pursuant to the Plan applicable to such shares, the Principal Underwriter received $_____ and $_____ with respect to the Class C shares of the Conservative Investors Fund and the Growth Investors Fund, respectively, during the fiscal year ended April 30, 1999. For services rendered by the Principal Underwriter in connection with the distribution of Class C shares pursuant to the Plan applicable to such shares, the Principal Underwriter received $40,720 and $70,649 with respect to the Class C shares of the Conservative Investors Fund and the Growth Investors Fund, respectively, during the fiscal year ended April 30, 1998. For services rendered by the Principal Underwriter in connection with the distribution of Class C shares pursuant to the Plan applicable to such shares, the Principal Underwriter received $49,620 and $60,207 with respect to the Class C shares of the Conservative Investors Fund and the Growth Investors Fund, respectively, during the fiscal year ended April 30, 1997.

    The Principal Underwriter has informed the Trust that expenses incurred by it and costs allocated to it in connection with activities primarily intended to result in the sale of Class A, Class B, and Class C shares, respectively, were as follows for the fiscal year ended April 30, 1999:

                   CONSERVATIVE INVESTORS FUND
              Amount of Expense and Allocated Cost

Category
of Expense         Class A Shares  Class B Shares  Class C Shares

Advertising/
 Marketing              $              $               $

Printing and
 Mailing of
 Prospectuses
 and Semi-Annual
 and Annual
 Reports to Other
 than Current
 Shareholders           $              $               $
Compensation to
  Underwriters          $              $               $

Compensation to
  Dealers               $              $               $
Compensation to
  Sales
  Personnel             $              $               $
Interest, Carrying or
  Other
  Financing  Charges    $              $               $

Other (includes
  personnel costs
  of those home
  office employees
  involved in the
  distribution effort
  and the travel-
  related expenses
  incurred by the
  marketing personnel
  conducting seminars)  $              $               $

Total                   $              $               $

                      Growth Investors Fund
              Amount of Expense and Allocated Cost

Category
of Expense         Class A Shares  Class B Shares  Class C Shares

Advertising/
 Marketing              $              $               $

Printing and
 Mailing of
 Prospectuses
 and Semi-Annual
 and Annual
 Reports to Other
 than Current
 Shareholders           $              $               $
Compensation to
  Underwriters          $              $               $

Compensation to
  Dealers               $              $               $
Compensation to
  Sales
  Personnel             $              $               $
Interest, Carrying or
  Other
  Financing Charges     $              $               $

Other (includes
  personnel costs
  of those home
  office employees
  involved in the
  distribution effort
  and the travel-
  related expenses
  incurred by the
  marketing personnel
  conducting seminars)  $              $               $

Total                   $              $               $

Custodial Arrangements

    State Street Bank and Trust Company, 225 Franklin Street, Boston, MA, 02110 ("State Street Bank") is the Trust's custodian, but plays no part in deciding the purchase or sale of portfolio securities. Subject to the supervision of the Fund's Trustees, State Street may enter into subcustodial agreements for the holding of the Fund's securities outside of the United
States.

Transfer Agency Arrangements

    Alliance Fund Services, Inc. ("AFS"), an indirect wholly-owned subsidiary of the Adviser, receives a transfer agency fee per account holder of each of the Class A, Class B, Class C and Advisor Class shares of the Trust, plus reimbursement for out-of-pocket expenses. The transfer agency fee with respect to the Class B and Class C shares is higher than the transfer agency fee with respect to the Class A shares, reflecting the additional costs associated with the Class B and Class C contingent deferred sales charge.

________________________________________________________________

                       PURCHASE OF SHARES
________________________________________________________________

    The following information supplements that set forth in the Prospectus under the heading "Purchase and Sale of Shares -- How
To Buy Shares."

General

    Shares of the Funds are offered on a continuous basis at a price equal to their net asset value plus an initial sales charge at the time of purchase (the "Class A shares"), with a contingent deferred sales charge (the "Class B shares"), without any initial sales charge, as long as the shares are held for one year or more, without any contingent deferred sales charge (the "Class C shares"), or, to investors eligible to purchase Advisor Class shares, without any initial, contingent deferred or asset-based sales charge ("Advisor Class Shares"), in each case as described below. Shares of the Funds that are offered subject to a sales charge are offered on a continuous basis through (i) investment dealers that are members of the National Association of Securities Dealers, Inc. and have entered into selected dealer agreements with the Principal Underwriter ("selected dealers"),
(ii) depository institutions and other financial intermediaries or their affiliates, that have entered into selected agent agreements with the Principal Underwriter ("selected agents"), and (iii) the Principal Underwriter.

    Advisor Class shares of the Funds may be purchased and held solely (i) through accounts established under fee-based programs, sponsored and maintained by registered broker-dealers or other financial intermediaries and approved by the Principal Underwriter, (ii) through self-directed defined contribution employee benefit plans (e.g. 401(k) plans) that have at least

1,000 participants or $25 million in assets, or (iii) by the categories of investors described in clauses (i) through (iv) below under "-- Sales at Net Asset Value" (other than officers, directors and present and full-time employees of selected dealers or agents, or relatives of such persons, or any trust, individual retirement account or retirement plan account for the benefit of such relative, none of whom is eligible on the basis solely of such status to purchase and hold Advisor Class shares), or
(iv) by directors and present or retired full-time employees of CB Richard Ellis, Inc. Generally, a fee-based program must charge an asset-based or similar fee and must invest at least $250,000 in Advisor Class shares of the Fund in order to be approved by the Principal Underwriter for investment in Advisor Class shares.

    Investors may purchase shares of the Funds either through selected broker-dealers, agents, financial intermediaries or other financial representatives, or directly through the Principal Underwriter. A transaction, service, administrative or other similar fee may be charged by your broker-dealer, agent, financial intermediary or other financial representative with respect to the purchase, sale or exchange of Class A, Class B, Class C or Advisor Class shares made through such financial representative. Such financial representative may also impose requirements with respect to the purchase, sale or exchange of shares that are different from, or in addition to, those imposed by the Fund, including requirements as to the minimum initial and subsequent investment amounts. Sales personnel of selected dealers and agents distributing the Funds' shares may receive differing compensation for selling Class A, Class B, Class C or Advisor Class shares.

    Shares may also be sold in foreign countries where permissible. The Funds may refuse any order for the purchase of shares. The Funds reserve the right to suspend the sale of their shares to the public in response to conditions in the securities markets or for other reasons.

    The public offering price of shares of the Funds is their net asset value, plus, in the case of Class A shares, a sales charge which will vary depending on the amount of the purchase alternative chosen by the investor, as shown in the table in the Prospectus under "Purchase and Sales of Shares." On each Fund business day on which a purchase or redemption order is received by a Fund and trading in the types of securities in which the Fund invests might materially affect the value of Fund shares, the per share net asset value is computed in accordance with the Trust's Agreement and Declaration of Trust and By-Laws as of the next close of regular trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m. Eastern time) by dividing the value of the total assets attributable to a class, less its liabilities, by the total number of its shares then outstanding. A Fund business day is any day on which the Exchange is open for trading.

    The respective per share net asset values of the Class A, Class B, Class C and Advisor Class shares are expected to be substantially the same. Under certain circumstances, however, the per share net asset values of the Class B and Class C shares may be lower than the per share net asset value of the Class A and Advisor Class shares, as a result of the differential daily expense accruals of the distribution and transfer agency fees applicable with respect to those classes of shares. Even under those circumstances, the per share net asset values of the four classes eventually will tend to converge immediately after the payment of dividends, which will differ by approximately the amount of the expense accrual differential among the classes.

    The Funds will accept unconditional orders for their shares to be executed at the public offering price equal to their net asset value next determined (plus, if applicable, Class A sales charges) as described below. Orders received by the Principal Underwriter prior to the close of regular trading on the Exchange on each day the Exchange is open for trading are priced at the net asset value computed as of the close of regular trading on the Exchange on that day (plus, if applicable, Class A sales charges). In the case of orders for purchase of shares placed through selected dealers, agents or financial representatives, as applicable, the applicable public offering price will be the net asset value as so determined, but only if the selected dealer, agent or financial representative receives the order prior to the close of regular trading on the Exchange and transmits it to the Principal Underwriter prior to 5:00 p.m. Eastern time. The selected dealer, agent or financial representative, as applicable, is responsible for transmitting such orders by 5:00 p.m. Eastern time. If the selected dealer, agent or financial representative, as applicable, fails to do so, the investor's right to purchase shares at that day's closing price must be settled between the investor and the selected dealer, agent or financial representatives, as applicable. If the selected dealer, agent or financial representative, as applicable, either receives the order after the close of regular trading on the Exchange, the price will be based on the net asset value determined as of the close of regular trading on the Exchange on the next day it is open for trading.

    Following the initial purchase of Fund shares, a shareholder may place orders to purchase additional shares by telephone if the shareholder has completed the appropriate portion of the Subscription Application or an "Autobuy" application, both of which may be obtained by calling the "For Literature" telephone number shown on the cover of this Statement of Additional

Information. Except with respect to certain omnibus accounts, telephone purchase orders may not exceed $500,000. Payment for shares purchased by telephone can be made only by Electronic Funds Transfer from a bank account maintained by the shareholder at a bank that is a member of the National Automated Clearing House Association ("NACHA"). If a shareholder's telephone purchase request is received before 3:00 p.m. Eastern time on a Fund business day, the order to purchase shares is automatically placed the following Fund business day, and the applicable public offering price will be the public offering price determined as of the close of business on such following business day.

    Full and fractional shares are credited to a subscriber's account in the amount of his or her subscription. As a convenience to the subscriber, and to avoid unnecessary expense to the Fund, share certificates representing shares of the Fund are not issued except upon written request to the Fund by the shareholder or his or her authorized selected dealer, agent or financial representative. This facilitates later redemption and relieves the shareholder of the responsibility for and inconvenience of lost or stolen certificates. No certificates are issued for fractional shares, although such shares remain in the shareholder's account on the books of the Fund.

    In addition to the discount or commission amount paid to dealers or agents, the Principal Underwriter from time to time pays additional cash bonuses or other incentives to dealers or agents, including EQ Financial Consultants, Inc., formerly Equico Securities, Inc. an affiliate of the Principal Underwriter ("Equico", in connection with the sale of shares of the Funds. Such additional amounts may be utilized, in whole or in part, to provide additional compensation to registered representatives who sell shares of the Funds. On some occasions, such cash or other incentives will be conditioned upon the sale of a specified minimum dollar amount of the shares of a Fund and/or other Alliance Mutual Funds, as defined below, during a specific period of time. On some occasions, such cash or other incentives may take the form of payment for attendance at seminars, meals, sporting events or theater performances, or payment incurred in connection with travel, lodging and entertainment incurred in connection with travel taken by persons associated with a dealer or agent and their immediate family members to urban or resort locations within or outside the United States. Such dealer or agent may elect to receive cash incentives of equivalent amount in lieu of such payments.

    Class A, Class B, Class C and Advisor Class shares each represent an interest in the same portfolio of investments of the Fund, have the same rights and are identical in all respects, except that (i) Class A shares bear the expense of the initial sales charge (or contingent deferred sales charge, when applicable) and Class B and Class C shares bear the expense of the deferred sales charge, (ii) Class B shares and Class C shares each bear the expense of a higher distribution services fee than that borne by Class A and Advisor Class shares, (iii) Class B and Class C shares bear higher transfer agency costs than those borne by Class A and Advisor Class shares, (iv) each Class A, Class B and Class C shares has exclusive voting rights with respect to provisions of the Rule 12b-1 Plan pursuant to which its distribution services fee is paid and other matters for which separate class voting is appropriate under applicable law, provided that, if the Fund submits to a vote to Class A shareholders, an amendment to the Rule 12b-1 Plan that would materially increase the amount to be paid thereunder with respect to the Class A shares, the Class A shareholders, the Class B shareholders and the Advisor Class shareholders will vote separately by Class, and (v) Class B and Advisor Class shares are subject to a conversion feature. Each class has different exchange privileges and certain different shareholder service options available.

    The Trustees of the Trust have determined that currently no conflict of interest exists between or among the Class A, Class B, Class C and Advisor Class shares. On an ongoing basis, the Trustees of the Trust, pursuant to their fiduciary duties under the 1940 Act and state law, will seek to ensure that no such conflict arises.

Alternative Retail Purchase Arrangements -- Class A, Class B and
Class C Shares

    The alternative purchase arrangements available with respect to Class A shares, Class B shares and Class C shares permit an investor to choose the method of purchasing shares that is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares, and other circumstances. Investors should consider whether, during the anticipated life of their investment in the Funds, the accumulated distribution services fee and contingent deferred sales charges on Class B shares prior to conversion, or the accumulated distribution services fee and contingent deferred sales charge on Class C shares, would be less than the initial sales charge and accumulated distribution services fee on Class A shares purchased at the same time, and to what extent such differential would be offset by the higher return of Class A shares. Class A shares will normally be more beneficial than Class B shares to the investor who qualifies for reduced initial sales charges on Class A shares, as described below. In this regard, the Principal Underwriter will reject any order (except orders from certain retirement plans) for more than $250,000 for Class B shares. Class C shares will normally not be suitable for the investor who qualifies to purchase Class A shares at net asset value. For this reason, the Principal Underwriter will reject any order for more than $1,000,000 for Class C shares.

    Class A shares are subject to a lower distribution services fee and, accordingly, pay correspondingly higher dividends per share than Class B shares or Class C shares. However, because initial sales charges are deducted at the time of purchase, investors purchasing Class A shares would not have all their funds invested initially and, therefore, would initially own fewer shares. Investors not qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time might consider purchasing Class A shares because the accumulated continuing distribution charges on Class B shares or Class C shares may exceed the initial sales charge on Class A shares during the life of the investment. Again, however, such investors must weigh this consideration against the fact that, because of such initial sales charges, not all their funds will be invested initially.

    Other investors might determine, however, that it would be more advantageous to purchase Class B shares or Class C shares in order to have all their funds invested initially, although remaining subject to higher continuing distribution charges and being subject to a contingent deferred sales charge for a four-year and one-year period, respectively. For example, based on current fees and expenses, an investor subject to the 4.25% initial sales charge on Class A shares would have to hold his or her investment approximately seven years for the Class C distribution services fee to exceed the initial sales charge plus the accumulated distribution services fee on Class A shares. In this example, an investor intending to maintain his or her investment for a longer period might consider purchasing Class A shares. This example does not take into account the time value of money, which further reduces the impact of the Class C distribution services fees on the investment, fluctuations in net asset value or the effect of different performance assumptions.

    Those investors who prefer to have all of their funds invested initially but may not wish to retain Fund shares for the period during which Class B shares are subject to a contingent deferred sales charge may find it more advantageous to purchase
Class C shares.

Class A Shares

    The public offering price of Class A shares is the net asset value plus a sales charge, as set forth below:

                                                   Discount or
                                                   Commission
                                      As % of      to Dealers
                         As % of      the          or Agents
                         Net          Public       As % of
 Amount of               Amount       Offering     Offering
 Purchase                Invested     Price        Price

Less than
   $100,000 . . . .      4.44%        4.25%        4.00%
$100,000 but
    less than
    $250,000 . . . .     3.36         3.25         3.00
$250,000 but
    less than
    $500,000 . . . .     2.30         2.25         2.00
$500,000 but
    less than
    $1,000,000*. . .     1.78         1.75         1.50

____________________

* There is no initial sales charge on transactions of $1,000,000 or more.

    With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase will be subject to a contingent deferred sales charge equal to 1% of the lesser of the cost of the shares being redeemed or their net asset value at the time of redemption. Accordingly, no sales charge will be imposed on increases in net asset value above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions. In determining the contingent deferred sales charge applicable to a redemption of Class A shares, it will be assumed that the redemption is, first, of any shares that are not subject to a contingent deferred sales charge (for example, because an initial sales charge was paid with respect to the shares, or they have been held beyond the period during which the charge applies or were acquired upon the reinvestment of dividends or distributions) and, second, of shares held longest during the
time they are subject to the sales charge.   Proceeds from the
contingent deferred sales charge on Class A shares are paid to the Principal Underwriter and are used by the Principal Underwriter to defray the expenses of the Principal Underwriter related to providing distribution-related services to the Funds in connection with sales of Class A shares, such as the payment of compensation to selected dealers and agents for selling
Class A shares. With respect to purchases of $1,000,000 or more made through selected dealers or agents, the Adviser may, pursuant to the Rule 12b-1 Plans described above, pay such dealers or agents from its own resources a fee of up to 1% of the amount invested to compensate such dealers or agents for their distribution assistance in connection with such purchases.

    No initial sales charge is imposed on Class A shares issued
(i) pursuant to the automatic reinvestment of income dividends or capital gains distributions, or (ii) in exchange for Class A shares of other Alliance Mutual Funds (as that term is defined under "Combined Purchase Privilege" below), except that an initial sales charge will be imposed on Class A shares issued in exchange for Class A shares of AFD Exchange Reserves ("AFDER") that were purchased for cash without the payment of an initial sales charge and without being subject to a contingent deferred sales charge. The Funds receive the entire net asset value of their Class A shares sold to investors. The Principal Underwriter's commission is the sales charge shown in the Prospectus less any applicable discount or commission "reallowed" to selected dealers and agents. The Principal Underwriter will reallow discounts to selected dealers and agents in the amounts indicated in the table above. In this regard, the Principal Underwriter may elect to reallow the entire sales charge to selected dealers and agents for all sales with respect to which orders are placed with the Principal Underwriter. A selected dealer or agent who receives a reallowance in excess of 90% of such a sales charge may be deemed to be an "underwriter" under the Securities Act of 1933, as amended.

    Set forth below is an example of the method of computing the offering price of the Class A shares. The example assumes a purchase of Class A shares of the Conservative Investors Fund and of the Growth Investors Fund aggregating less than $100,000 subject to the schedule of sales charges set forth in the Prospectus at a price based upon the net asset value of Class A shares of the Fund on April 30, 1998:

   Conservative Investors Fund

Net Asset Value per Class A Share at April 30, 1999:  $

Per Share Sales Charge - 4.25% of offering price (4.42% of net asset value per share) $____

Class A Per Share Offering Price to the
Public   $======

Growth Investors Fund

Net Asset Value per Class A Share at
April 30, 1999                    $

Per Share Sales Charge - 4.25% of offering price (4.42% of net asset value per share) $____

Class A Per Share Offering Price to
the Public                        $=====

    Investors choosing the initial sales charge alternative may under certain circumstances be entitled to pay (i) no initial sales charge (but be subject in most cases to a contingent deferred sales charge) or (ii) a reduced initial sales charge. The circumstances under which such investors may pay a reduced initial sales charge are described below.

    Combined Purchase Privilege. Certain persons may qualify for the sales charge reductions indicated in the schedule of such charges shown in the Prospectus by combining purchases of shares of a Fund into a single "purchase," if the resulting "purchase" totals at least $100,000. The term "purchase" refers to: (i) a single purchase by an individual, or two concurrent purchases, which in the aggregate are at least equal to the prescribed amounts, by an individual, his or her spouse and their children under the age of 21 years purchasing shares of a Fund for his, her or their own account(s); (ii) a single purchase by a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account although more than one beneficiary is involved; or (iii) a single purchase for the employee benefit plans of a single employer. The term "purchase" also includes purchases by any "company," as that term is defined in the 1940 Act, but does not include purchases by any such company which has not been in existence for at least six months or which has no purpose other than the purchase of shares of a Fund or shares of other registered investment companies at a discount. The term "purchase" does not include purchases by any group of individuals whose sole organizational nexus is that the participants therein are credit card holders of a company, policy holders of an insurance company, customers of either a bank or broker-dealer or clients of an investment adviser. A "purchase" may also include shares, purchased at the same time through a single selected dealer or agent, of any other Alliance Mutual Fund. Currently, the Alliance Mutual Funds include:

    AFD Exchange Reserves
    Alliance All-Asia Investment Fund, Inc.
    Alliance Balanced Shares, Inc.
    Alliance Bond Fund, Inc.
      -Corporate Bond Portfolio
      -U.S. Government Portfolio
    Alliance Developing Markets Fund, Inc.
    Alliance Global Dollar Government Fund, Inc.
    Alliance Global Small Cap Fund, Inc.
    Alliance Global Strategic Income Trust, Inc.
    Alliance Greater China '97 Fund, Inc.

    Alliance Growth and Income Fund, Inc.
    Alliance High Yield Fund, Inc.
    Alliance International Fund
    Alliance International Premier Growth Fund, Inc.
    Alliance Limited Maturity Government Fund, Inc.
    Alliance Mortgage Securities Income Fund, Inc.
    Alliance Multi-Market Strategy Trust, Inc.
    Alliance Municipal Income Fund, Inc.
      -California Portfolio
      -Insured California Portfolio
      -Insured National Portfolio
      -National Portfolio
      -New York Portfolio
    Alliance Municipal Income Fund II
      -Arizona Portfolio
      -Florida Portfolio
      -Massachusetts Portfolio
      -Michigan Portfolio
      -Minnesota Portfolio
      -New Jersey Portfolio
      -Ohio Portfolio
      -Pennsylvania Portfolio
      -Virginia Portfolio
    Alliance New Europe Fund, Inc.
    Alliance North American Government Income Trust, Inc.
    Alliance Premier Growth Fund, Inc.
    Alliance Quasar Fund, Inc.
    Alliance Real Estate Investment Fund, Inc.
    Alliance/Regent Sector Opportunity Fund, Inc.
    Alliance Select Investors Series, Inc.
      -Premier Portfolio
    Alliance Technology Fund, Inc.
    Alliance Utility Income Fund, Inc.
    Alliance Worldwide Privatization Fund, Inc.
    The Alliance Fund, Inc.
    The Alliance Portfolios
      -Alliance Conservative Investors Fund
      -Alliance Growth Fund
      -Alliance Growth Investors Fund
  -Alliance Short-Term U.S. Government Fund

    Prospectuses for the Alliance Mutual Funds may be obtained without charge by contacting AFS at the address or the "For
Literature" telephone number shown on the front cover of this Statement of Additional Information.

    Cumulative Quantity Discount (Right of Accumulation). An investor's purchase of additional Class A shares of a Fund may qualify for a Cumulative Quantity Discount. The applicable sales charge will be based on the total of:

    (i)       the investor's current purchase;

    (ii) the net asset value (at the close of business on the previous day) of (a) all Class A, Class B and Class C shares of the Fund held by the investor and
              (b) all shares of any other Alliance Mutual Fund held by the investor; and

    (iii) the net asset value of all shares described in paragraph (ii) owned by another shareholder eligible to combine his or her purchase with that of the investor into a single "purchase" (see above).

    For example, if an investor owned shares of an Alliance Mutual Fund worth $200,000 at their then current net asset value and, subsequently, purchased Class A shares of the Fund worth an additional $100,000, the initial sales charge for the $100,000 purchase would be at the rate 2.25% applicable to a single $300,000 purchase of shares of the Fund, rather than the 3.25% rate.

    To qualify for the Combined Purchase Privilege or to obtain the Cumulative Quantity Discount on a purchase through a selected dealer or agent, the investor or selected dealer or agent must provide the Principal Underwriter with sufficient information to verify that each purchase qualifies for the privilege or discount.

    Statement of Intention. Class A investors may also obtain the reduced initial sales charges shown in the Prospectus by means of a written Statement of Intention, which expresses the investor's intention to invest not less than $100,000 within a period of 13 months in Class A shares (or Class A, Class B and/or Class C shares) of a Fund or any other Alliance Mutual Fund.
Each purchase of shares under a Statement of Intention will be made at the public offering price or prices applicable at the time of such purchase to a single transaction of the dollar amount indicated in the Statement of Intention. At the investor's option, a Statement of Intention may include purchases of shares of a Fund or any other Alliance Mutual Fund made not more than 90 days prior to the date that the investor signs the Statement of Intention; however, the 13-month period during which the Statement of Intention is in effect will begin on the date of the earliest purchase to be included.

    Investors qualifying for the Combined Purchase Privilege described above may purchase shares of the Alliance Mutual Funds under a single Statement of Intention. For example, if at the time an investor signs a Statement of Intention to invest at least $100,000 in Class A shares of a Fund, the investor and the investor's spouse each purchase shares of the Fund worth $20,000 (for a total of $40,000), it will only be necessary to invest only a total of $60,000 during the following 13 months in shares of the Fund or any other Alliance Mutual Fund to qualify for the 3.25% sales charge on the total amount being invested, the sales charge applicable to an investment of $100,000).

    The Statement of Intention is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Statement of Intention is 5% of such amount. Shares purchased with the first 5% of such amount will be held in escrow (while remaining shares will be registered in the name of the investor) to secure payment of the higher initial sales charge applicable to the shares actually purchased if the full amount indicated is not purchased, and such escrowed shares will be involuntarily redeemed to pay the additional sales charge, if necessary. Dividends on escrowed shares, whether paid in cash or reinvested in additional Fund shares, are not subject to escrow. When the full amount indicated has been purchased, the escrow will be released. To the extent that an investor purchases more than the dollar amount indicated on the Statement of Intention and qualifies for a further reduced sales charge, the initial sales charge will be adjusted for the entire amount purchased at the end of the 13-month period. The difference in the initial sales charge will be used to purchase additional shares of a Fund subject to the rate of the initial sales charge applicable to the actual amount of the aggregate purchases.

    Investors wishing to enter into a Statement of Intention in conjunction with their initial investment in Class A shares of a Fund should complete the appropriate portion of the Subscription Application found in the Prospectus while current Class A shareholders desiring to do so can obtain a form of Statement of Intention by contacting AFS at the address or telephone numbers shown on the cover of this Statement of Additional Information.

    Certain Retirement Plans. Multiple participant payroll deduction retirement plans may also purchase shares of a Fund or any other Alliance Mutual Fund at a reduced initial sales charge on a monthly basis during the 13-month period following such a plan's initial purchase. The initial sales charge applicable to such initial purchase of shares of a Fund will be that normally applicable, under the schedule of the initial sales charges set forth above, to an investment 13 times larger than such initial purchase. The sales charge applicable to each succeeding monthly purchase will be that normally applicable, under such schedule, to an investment equal to the sum of (i) the total purchases previously made during the 13-month period and (ii) the current month's purchase multiplied by the number of months (including the current month) remaining in the 13-month period. Sales charges previously paid during such period will not be retroactively adjusted on the basis of later purchases.

    Reinstatement Privilege. A shareholder who has caused any or all of his or her Class A or Class B shares of a Fund to be redeemed or repurchased may reinvest all or any portion of the redemption or repurchase proceeds in Class A shares of the Fund at net asset value without any sales charge, provided that (i) such reinvestment is made within 120 calendar days after the redemption or repurchase date and (ii) for Class B shares, a contingent deferred sales charge has been paid and the Principal Underwriter has approved, at its discretion, the reinvestment of such shares. Shares are sold to a reinvesting shareholder at the net asset value next determined as described above. A reinstatement pursuant to this privilege will not cancel the redemption or repurchase transaction; therefore, any gain or loss so realized will be recognized for federal tax purposes except that no loss will be recognized to the extent that the proceeds are reinvested in shares of the Fund within 30 calendar days after the redemption or repurchase transaction. The reinstatement privilege may be used by the shareholder only once, irrespective of the number of shares redeemed or repurchased, except that the privilege may be used more than once in connection with transactions whose sole purpose is to transfer a shareholder's interest in a Fund to his or her individual retirement account or other qualified retirement plan account. Investors may exercise the reinstatement privilege by written request sent to a Fund at the address shown on the cover of this Statement of Additional Information.

    Sales at Net Asset Value. The Funds may sell their Class A shares at net asset value (i.e., without any initial sales charge), and without any contingent deferred sales charge to certain categories of investors including: (i) investment management clients of the Adviser or its affiliates;
(ii) officers and present or former Trustees of the Trust; present or former directors and trustees of other investment companies managed by the Adviser; present or retired full-time employees of the Adviser; the Principal Underwriter, AFS and their affiliates; officers and directors of ACMC, the Principal Underwriter, AFS and their affiliates; officers, directors and present and full-time employees of selected dealers or agents; the spouse, sibling, direct ancestor or direct descendant (collectively "relatives") of any such person; any trust, individual retirement account or retirement plan account for the benefit of any such person or relative; or the estate of any such person or relative, if such shares are purchased for investment purposes (such shares may not be resold except to the relevant
Fund); (iii) the Adviser, Principal Underwriter, AFS and their affiliates; certain employee benefit plans for employees of the Adviser, the Principal Underwriter, AFS and their affiliates;

(iv) registered investment advisers or other financial intermediaries who charge a management, consulting or other fee for their service and who purchase shares through a broker or agent approved by the Principal Underwriter and clients of such registered investment advisers or financial intermediaries whose accounts are linked to the master account of such investment advisor or financial intermediary on the books of such approved broker or agent; (v) persons participating in a fee-based program, sponsored and maintained by a registered broker-dealer and approved by the Principal Underwriter, pursuant to which such persons pay an asset-based fee to such broker-dealer, or its affiliate or agent, for service in the nature of investment advisory or administrative services; (vi) persons who establish to the Principal Underwriter's satisfaction that they are investing in the Fund, within such time period as may be designated by the Principal Underwriter, proceeds of their redemption of shares of such other registered investment companies as may be designated from time to time by the Principal Underwriter; and (vii) employer-sponsored qualified pension or profit-sharing plans (including Section 401(k) plans), custodial accounts maintained pursuant to Section 403(b)(7) retirement plans and individual retirement accounts (including individual retirement accounts to which simplified employee pension (SEP) contributions are made), if such plans or accounts are established or administered under programs sponsored by administrators or other persons that have been approved by the Principal Underwriter.

Class B Shares

    Investors may purchase Class B shares at the public offering price equal to the net asset value per share of the Class B shares on the date of purchase without the imposition of a sales charge at the time of purchase. The Class B shares are sold without an initial sales charge so that the Funds will receive the full amount of the investor's purchase payment.

    Proceeds from the contingent deferred sales charge on the Class B shares are paid to the Principal Underwriter and are used by the Principal Underwriter to defray the expenses of the Principal Underwriter related to providing distribution-related services to the Funds in connection with the sale of the Class B shares, such as the payment of compensation to selected dealers and agents for selling Class B shares. The combination of the contingent deferred sales charge and the distribution services fee enables the Funds to sell Class B shares without a sales charge being deducted at the time of purchase. The higher distribution services fee incurred by Class B shares will cause such shares to have a higher expense ratio and to pay lower dividends than those related to Class A shares.

    Contingent Deferred Sales Charge. Class B shares that are redeemed within four years of purchase will be subject to a contingent deferred sales charge at the rates set forth below. The charge will be assessed on an amount equal to the lesser of the cost of the shares being redeemed or their net asset value at the time of redemption. Accordingly, no sales charge will be imposed on increases in net asset value above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions.

    To illustrate, assume that an investor purchased 100 Class B shares at $10 per share (at a cost of $1,000) and in the second year after purchase the net asset value per share is $12 and, during such time, the investor has acquired 10 additional Class B shares upon dividend reinvestment. If at such time the investor makes his or her first redemption of 50 Class B shares (proceeds of $600), 10 Class B shares will not be subject to charge because of dividend reinvestment. With respect to the remaining 40 Class B shares, the charge is applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, $400 of the $600 redemption proceeds will be charged at a rate of 3.0% (the applicable rate in the second year after purchase, as set forth below).

    The amount of the contingent deferred sales charge, if any, will vary depending on the number of years between the date of payment for the purchase of Class B shares and the date of redemption of such shares.

    Contingent Deferred Sales Charge as a % of Dollar Amount

                      Shares Purchased On
Years since           or After August 2,  Shares Purchased On or
Purchase Subject to   1993 but Before     After November 19,
Change                November 19, 1993   1993
___________________   _________________   ______________________

First                 5.50%               4.00%
Second                4.50%               3.00%
Third                 3.50%               2.00%
Fourth                2.50%               1.00%
Fifth                 1.50%               None
Thereafter            0.50%               None

    In determining the contingent deferred sales charge applicable to a redemption of Class B, it will be assumed that the redemption consists first, of any shares were acquired upon the reinvestment of dividends or distributions and, second, of shares held longest during the time they are subject to the sales charge. When shares acquired in an exchange are redeemed, the applicable contingent deferred sales charge and conversion schedules will be the schedules that applied at the time of purchase of shares originally purchased by the shareholder.

    The contingent deferred sales charge is waived on redemptions of shares (i) following the death or disability, as defined in the Internal Revenue Code of 1986, as amended (the "Code"), of a shareholder, (ii) to the extent that the redemption represents a minimum required distribution from an individual retirement account or other retirement plan to a shareholder who has attained the age of 70-1/2, (iii) that had been purchased by present or former Trustees of the Trust, by the relative of any such person, by any trust, individual retirement account or retirement plan account for the benefit of any such person or relative, or by the estate of any such person or relative, or
(iv) pursuant to a systematic withdrawal plan (see "Shareholder Services--Systematic Withdrawal Plan" below).

    Conversion Feature. Class B shares will automatically convert to Class A shares on the tenth Fund business day in the month following the month in which the eighth anniversary date of the acceptance of the purchase order for the Class B shares occurs and such shares will no longer be subject to a higher distribution services fee. Such conversions will be on the basis of the relative net asset values of the two classes, without the imposition of any sales load, fee or other charge. The purpose of the conversion feature is to reduce the distribution services fee paid by holders of Class B shares that have been outstanding long enough for the Principal Underwriter to have been compensated for distribution expenses incurred in the sale of such shares. See "Shareholder Services--Exchange Privilege."

    For purposes of conversion to Class A shares, Class B shares purchased through the reinvestment of dividends and distributions paid in respect of Class B shares in a shareholder's account will be considered to be held in a separate sub-account. Each time any Class B shares in the shareholder's account (other than those in the sub-account) convert to Class A shares, an equal pro-rata portion of the Class B shares in the sub-account will also convert to Class A.

    The conversion of Class B shares to Class A shares is subject to the continuing availability of an opinion of counsel to the effect that the conversion of Class B shares to Class A shares does not constitute a taxable event under federal income tax law. The conversion of Class B shares to Class A shares may be suspended if such an opinion is no longer available at the time such conversion is to occur. In that event, no further conversions of Class B shares would occur, and shares might continue to be subject to the higher distribution services fee for an indefinite period.

Class C Shares

    Investors may purchase Class C shares at the public offering price equal to the net asset value per share of the Class C shares on the date of purchase without the imposition of a sales charge either at the time of purchase or, as long as the shares are held for at least one year, upon redemption. Class C shares are sold without an initial sales charge, so that a Fund will receive the full amount of the investor's purchase payment and, as long as the shares are held for one year or more, without a contingent deferred sales charge so that the investor will receive as proceeds upon redemption the entire net asset value of his or her Class C shares. The Class C distribution services fee enables a Fund to sell Class C shares without either an initial or contingent deferred sales charge, as long as the shares are held for one year or more. Class C shares do not convert to any other class of shares and incur higher distribution services fees and transfer agency costs than Class A shares. Class C share will thus have a higher expense ratio and pay correspondingly lower dividends than Class A shares.

    Class C shares that are redeemed within one year of purchase will be subject to a contingent deferred sales charge of 1%, charged as a percentage of the lesser of their original cost or their net asset value at the time of redemption. Accordingly, no sales charge will be imposed on increases in net asset value above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions. The contingent deferred sales charge on Class C shares will be waived on the types of redemptions with respect to which a Class B contingent deferred sales charge would be waived (see above under "--Class B Shares"), and will be applied to redemptions of shares by shareholders who hold both Class C shares and shares of one or more other classes subject to a contingent deferred sales charge as described above under "--Class B Shares."

    Proceeds from the contingent deferred sales charge are paid to the Principal Underwriter and are used by the Principal Underwriter to defray the expenses of the Principal Underwriter related to providing distribution-related services to the Fund in connection with the sale of the Class C shares, such as the payment of compensation to selected dealers and agents for selling Class C shares. The combination of the contingent deferred sales charge and the distribution services fee enables the Fund to sell the Class C shares without a sales charge being deducted at the time of purchase. The higher distribution services fee incurred by Class C shares will cause such shares to have a higher expense ratio and to pay lower dividends than those paid with respect to Class A and Advisor Class shares.

   Conversion of Advisor Class Shares to Class A Shares

    Advisor Class shares may be held solely through the fee-based program accounts and employee benefit plans and registered investment advisory or other financial intermediary relationships described above under "Purchase of Shares--General," and by investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Trust. If
(i) a holder of Advisor Class shares ceases to participate in the fee-based program or plan, or to be associated with the investment adviser or financial intermediary that satisfies the requirements to purchase shares set forth under "Purchase of Shares--General" or (ii) the holder is otherwise no longer eligible to purchase Advisor Class shares as described in the Advisor Class Prospectus and this Statement of Additional Information (each, a "Conversion Event"), then all Advisor Class shares held by the shareholder will convert automatically and without notice to the shareholder, other than the notice contained in the Advisor Class Prospectus and this Statement of Additional Information, to Class A shares of the same Funds during the calendar month following the month in which the Fund is informed of the occurrence of the Conversion Event. The failure of a shareholder or a fee-based program to satisfy the minimum investment requirements to purchase Advisor Class shares will not constitute a Conversion Event. The conversion would occur on the basis of the relative net asset values of the two classes and without the imposition of any sales load, fee or other charge. Class A shares currently bear a 0.30% distribution services fee and have a higher expense ratio than Advisor Class shares. As a result, Class A shares may pay correspondingly lower dividends and have a lower net asset value than Advisor Class shares.





    The conversion of Advisor Class shares to Class A shares is subject to the continuing availability of an opinion of counsel to the effect that the conversion of Advisor Class shares to Class A shares does not constitute a taxable event under federal income tax law. The conversion of Advisor Class shares to Class A shares may be suspended if such an opinion is no longer available at the time such conversion is to occur. In that event, the Advisor Class shareholder would be required to redeem his or her Advisor Class shares, which would constitute a taxable event under federal income tax law.

_________________________________________________________________

               REDEMPTION AND REPURCHASE OF SHARES
_________________________________________________________________

    The following information supplements that set forth in the Funds' Prospectus under the heading "Purchase and Sale of Shares--How to Sell Shares."

Redemption

    Subject only to the limitations described below, the Funds will redeem the shares tendered to them, as described below, at a redemption price equal to their net asset value as next computed following the receipt of shares tendered for redemption in proper form. Except for any contingent deferred sales charge which may be applicable to Class A, Class B and Class C shares, there is no redemption charge. Payment of the redemption price will be made within seven days after a Fund's receipt of such tender for redemption. If a shareholder has any questions regarding what documents are required by his or her fee-based program or employee benefit plan, the shareholder should contact his or her financial representative.

    The right of redemption may not be suspended or the date of payment upon redemption postponed for more than seven days after shares are tendered for redemption, except for any period during which the Exchange is closed (other than customary weekend and holiday closings) or during which the SEC determines that trading thereon is restricted, or for any period during which an emergency (as determined by the SEC) exists as a result of which disposal by a Fund of securities owned by it is not reasonably practicable or as a result of which it is not reasonably practicable for a Fund fairly to determine the value of its net assets, or for such other periods as the SEC may by order permit for the protection of security holders of a Fund.

    Payment of the redemption price may be made in cash. The value of a shareholder's shares on redemption or repurchase may be more or less than the cost of such shares to the shareholder, depending upon the market value of a Fund's portfolio securities at the time of such redemption or repurchase. Redemption proceeds will reflect the deduction of the applicable contingent deferred sales charge, if applicable. Payment (either in cash or in portfolio securities) received by a shareholder upon redemption or repurchase of his shares, assuming the shares constitute capital assets in his hands, may result in capital gains or losses, the nature of which depends upon the shareholder's holding period and basis in respect of the shares redeemed.

    To redeem shares of a Fund for which no share certificates have been issued, the registered owner or owners should forward a letter to the Fund containing a request for redemption. The signature or signatures on the letter must be guaranteed by an institution that is an "eligible guarantor" as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended.

    To redeem shares of the Funds represented by share certificates, the investor should forward the appropriate share certificate or certificates, endorsed in blank or with blank stock powers attached, to the relevant Fund with the request that the shares represented thereby, or a specified portion thereof, be redeemed. The stock assignment form on the reverse side of each share certificate surrendered to the Fund for redemption must be signed by the registered owner or owners exactly as the registered name appears on the face of the certificate or, alternatively, a stock power signed in the same manner may be attached to the share certificate or certificates or, where tender is made by mail, separately mailed to the relevant Fund. The signature or signatures on the assignment form must be guaranteed in the manner described above.

    Telephone Redemption By Electronic Funds Transfer. Each Fund shareholder is entitled to request redemption by electronic funds transfer of shares for which no share certificates have been issued by telephone at (800) 221-5672 by a shareholder who has completed the appropriate portion of the Subscription Application found in the Prospectus or, in the case of an existing shareholder, an "Autosell" application obtained from AFS. A telephone redemption request may not exceed $100,000 (except for certain omnibus accounts), and must be made by 4:00 p.m. Eastern time on a Fund business day as defined above. Proceeds of telephone redemptions will be sent by electronic funds transfer to a shareholder's designated bank account at a bank selected by the shareholder that is a member of the NACHA.

    Telephone Redemption By Check. Each Fund shareholder is eligible to request redemption by check of Fund shares for which no share certificates have been issued, by telephone at
(800) 221-5672 before 4:00 p.m. Eastern time on a Fund business day in an amount not exceeding $50,000. Proceeds of such redemptions are remitted by check to the shareholder's address of record. A shareholder otherwise eligible for telephone redemption by check may cancel the privilege by written instruction to AFS, or by checking the appropriate box on the Subscription Application found in the Prospectus.

    Telephone Redemptions--General. During periods of drastic economic or market developments, such as the market break of October 1987, it is possible that shareholders would have difficulty in reaching AFS by telephone (although no such difficulty was apparent at any time in connection with the 1987 market break). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to AFS at the address shown on the cover of this Statement of Additional Information. The Funds reserve the right to suspend or terminate their telephone redemption service at any time without notice. Telephone redemption is not available with respect to shares (i) for which certificates have been issued,
(ii) held in nominee or "street name" accounts, (iii) held by a shareholder who has changed his or her address of record within the preceding 30 calendar days or (iv) held in any retirement plan account. Neither the Funds nor the Adviser, the Principal Underwriter nor AFS will be responsible for the authenticity of telephone requests for redemptions that a Fund reasonably believes to be genuine. AFS will employ reasonable procedures in order to verify that telephone requests for redemptions are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If AFS did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Selected dealers or agents may charge a commission for handling telephone requests for redemptions.

Repurchase

    The Funds may repurchase shares through the Principal Underwriter, selected financial intermediaries or selected dealers or agents. The repurchase price will be the net asset value next determined after the Principal Underwriter receives the request (less the contingent deferred sales charge, if any), except that requests placed through selected dealers or agents before the close of regular trading on the Exchange on any day will be executed at the net asset value determined as of the close of regular trading on that day if received by the Principal Underwriter prior to its close of business on that day (normally 5:00 p.m. Eastern time). The financial intermediary, selected dealer or agent is responsible for transmitting the request to the Principal Underwriter by 5:00 p.m. Eastern time. If the financial intermediary or selected dealer or agent fails to do so, the shareholder's right to receive that day's closing price must be settled between the shareholder and the selected dealer or agent. A shareholder may offer shares of a Fund to the Principal Underwriter either directly or through a selected dealer or agent. Neither the Funds nor the Principal Underwriter charges a fee or commission in connection with the repurchase of shares (except for the contingent deferred sales charge, if any). Normally, if shares of the Funds are offered through a financial intermediary, selected dealer or agent, the repurchase is settled by the shareholder as an ordinary transaction with or through the selected dealer or agent, who may charge the shareholder for this service. The repurchase of shares of the Funds as described above is a voluntary service of the Funds and the Funds may suspend or terminate this practice at any time.

General

    The Funds reserve the right to close out an account that through redemption has remained below $200 for 90 consecutive
days.   Shareholders will receive 60 days' written notice to
increase the account value before the account is closed. No contingent deferred sales charge will be deducted from the proceeds of this redemption. In the case of a redemption or repurchase of shares of the Funds recently purchased by check, redemption proceeds will not be made available until the relevant Fund is reasonably assured that the check has cleared, normally up to 15 calendar days following the purchase date.

_________________________________________________________________

                      SHAREHOLDER SERVICES
_________________________________________________________________

    The following information supplements that set forth in the Funds' Prospectus under the heading "Purchase and Sale of Shares--Shareholder Services." The shareholder services set forth below are applicable to all classes of shares unless otherwise indicated. If you are an Advisor Class shareholder through an account established under a fee-based program, your fee-based program may impose requirements with respect to the purchase, sale or exchange of Advisor Class shares of the Fund that are different from those described herein. A transaction fee may be charged by your financial representative with respect to the purchase, sale or exchange of Advisor Class shares made through such financial representative.

Automatic Investment Program

    Investors may purchase shares of the Funds through an automatic investment program utilizing Electronic Funds Transfers drawn on the investor's own bank account. Under such a program, pre-authorized monthly drafts for a fixed amount (at least $25) are used to purchase shares through the selected dealer or agent designated by the investor at the public offering price next determined after the Principal Underwriter receives the proceeds from the investor's bank. In electronic form, drafts can be made on or about a date each month selected by the shareholder. Investors wishing to establish an automatic investment program in connection with their initial investment should complete the appropriate portion of the Subscription Application found in the Prospectus. Current shareholders should contact AFS at the address or telephone numbers shown on the cover of this Statement of Additional Information to establish an automatic investment program.

Exchange Privilege

    You may exchange your investment in the Funds for shares of the same class of other Alliance Mutual Funds (including AFD Exchange Reserves, a money market fund managed by the Adviser). In addition, (i) present officers and full-time employees of the Adviser, (ii) present Directors or Trustees of any Alliance Mutual Fund and (iii) certain employee benefit plans for employees of the Adviser, the Principal Underwriter, AFS and their affiliates may exchange Class A shares of any Alliance Mutual Fund for Advisor Class shares of any other Alliance Mutual Fund, including the Fund. Exchanges of shares are made at the net asset value next determined after receipt of a properly completed exchange request and without sales or service charges. Exchanges may be made by telephone or written request. Telephone exchange requests must be received by AFS. by 4:00 p.m. Eastern time on a Fund business day in order to receive that day's net asset value.

    Shares will continue to age without regard to exchanges for purpose of determining the CDSC, if any, upon redemption and, in the case of Class B shares, for the purpose of conversion to Class A shares. After an exchange, your Class B shares will automatically convert to Class A shares in accordance with the conversion schedule applicable to the Class B shares of the Alliance Mutual Fund you originally purchased for cash ("original shares"). When redemption occurs, the CDSC applicable to the original shares is applied.

    Please read carefully the prospectus of the mutual fund into which you are exchanging before submitting the request. Call AFS at (800) 221-5672 to exchange uncertificated shares. An exchange is a taxable capital transaction for federal tax purposes. The exchange service may be changed, suspended or terminated on 60 days' written notice.

    All exchanges are subject to the minimum investment requirements and any other applicable terms set forth in the Prospectus for the Alliance Mutual Fund whose shares are being acquired. An exchange is effected through the redemption of the shares tendered for exchange and the purchase of shares being acquired at their respective net asset values as next determined following receipt by the Alliance Mutual Fund whose shares are being exchanged of (i) proper instructions and all necessary supporting documents as described in such fund's prospectus, or
(ii) a telephone request for such exchange in accordance with the procedures set forth in the following paragraph. Exchanges involving the redemption of shares recently purchased by check will be permitted only after the Alliance Mutual Fund whose shares have been tendered for exchange is reasonably assured that the check has cleared, normally up to 15 calendar days following the purchase date. Exchanges of shares of Alliance Mutual Funds will generally result in the realization of a capital gain or loss for federal income tax purposes.

    Each Fund shareholder, and the shareholder's selected dealer, agent or financial representative, as applicable, are authorized to make telephone requests for exchanges unless AFS receives written instruction to the contrary from the shareholder, or the shareholder declines the privilege by checking the appropriate box on the Subscription Application found in the Prospectus.
Such telephone requests cannot be accepted with respect to shares then represented by share certificates. Shares acquired pursuant to a telephone request for exchange will be held under the same account registration as the shares redeemed through such exchange.

    Eligible shareholders desiring to make an exchange should telephone AFS with their account number and other details of the exchange at (800) 221-5672 before 4:00 p.m. Eastern time, on a Fund business day as defined above. Telephone requests for exchanges received before 4:00 p.m. Eastern time on a Fund business day will be processed as of the close of business on that day. During periods of drastic economic or market developments, such as the market break of October 1987, it is possible that shareholders would have difficulty in reaching AFS by telephone (although no such difficulty was apparent at any time in connection with the 1987 market break). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to AFS at the address shown on the cover of this Statement of Additional Information.

    A shareholder may elect to initiate a monthly "Auto Exchange" whereby a specified dollar amount worth of his or her Fund shares (minimum $25) is automatically exchanged for shares of another Alliance Mutual Fund. Auto Exchange transactions normally occur on the 12th day of each month, or the Fund business day prior thereto.

    None of the Alliance Mutual Funds, the Adviser, the Principal Underwriter or AFS will be responsible for the authenticity of telephone requests for exchanges that a Fund reasonably believes to be genuine. AFS will employ reasonable procedures in order to verify that telephone requests for exchanges are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If AFS did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Selected dealers, agents or financial representatives, as applicable, may charge a commission for handling telephone requests for exchanges.

    The exchange privilege is available only in states where shares of the Alliance Mutual Funds being acquired may legally be sold. Each Alliance Mutual Fund reserves the right, at any time on 60 days' notice to its shareholders to modify, restrict or terminate the exchange privilege.

Retirement Plans

    The Funds may be a suitable investment vehicle for part or all of the assets held in various types of retirement plans, such as those listed below. The Funds have available forms of such plans pursuant to which investments can be made in a Fund and other Alliance Mutual Funds. Persons desiring information concerning these plans should contact AFS at the "For Literature" telephone number on the cover of this Statement of Additional Information, or write to:

Alliance Fund Services, Inc.
Retirement Plans
P.O. Box 1520
Secaucus, New Jersey  07096-1520

    Individual Retirement Account ("IRA"). Individuals who receive compensation, including earnings from self-employment, are entitled to establish and make contributions to an IRA. Taxation of the income and gains paid to an IRA by a Fund is deferred until distribution from the IRA. An individual's eligible contribution to an IRA will be deductible if neither the individual nor his or her spouse is an active participant in an employer-sponsored retirement plan. If the individual or his or her spouse is an active participant in an employer-sponsored retirement plan, the individual's contributions to an IRA may be deductible, in whole or in part, depending on the amount of the adjusted gross income of the individual and his or her spouse.

    Employer-Sponsored Qualified Retirement Plans. Sole proprietors, partnerships and corporations may sponsor qualified money purchase pension and profit-sharing plans, including
Section 401(k) plans ("qualified plans"), under which annual tax-deductible contributions are made within prescribed limits based on compensation paid to participating individuals. The minimum initial investment requirement may be waived with respect to certain of these qualified plans.

    If the aggregate net asset value of shares of the Alliance Mutual Funds held by a qualified plan investing through the Alliance Premier Retirement Program reaches $5 million on or before December 15 in any year, all Class B shares or Class C shares of the Fund held by such plan can be exchanged, without any sales charge, for Class A shares of such Fund shortly before the end of the calendar year in which the $5 million level is attained. The Fund waives any contingent deferred sales charge applicable to redemptions of Class B shares by qualified plans investing through the Alliance Premier Retirement Program.

    Simplified Employee Pension Plan ("SEP"). Sole proprietors, partnerships and corporations may sponsor a SEP under which they make annual tax-deductible contributions to an IRA established by each eligible employee within prescribed limits based on employee compensation.

    403(b)(7) Retirement Plan. Certain tax-exempt organizations and public educational institutions may sponsor retirement plans under which an employee may agree that monies deducted from his or her compensation (minimum $25 per pay period) may be contributed by the employer to a custodial account established for the employee under the plan.

    The Alliance Plans Division of Frontier Trust Company, a subsidiary of The Equitable Life Assurance Society of the United States, which serves as custodian or trustee under the retirement plan prototype forms available from the Funds, charges certain nominal fees for establishing an account and for annual maintenance. A portion of these fees is remitted to AFS as compensation for its services to the retirement plan accounts maintained with a Fund.

    Distributions from retirement plans are subject to certain Code requirements in addition to normal redemption procedures. For additional information please contact AFS at the address or "For Literature" telephone number shown on the cover of this Statement of Additional Information.

Dividend Direction Plan

    A shareholder who already maintains, in addition to his or her Class A, Class B, Class C or Advisor Class Fund accounts, a Class A, Class B, Class C or Advisor Class account with one or more other Alliance Mutual Funds may direct that income dividends and/or capital gains paid on his or her Class A, Class B, Class C or Advisor Class Fund shares be automatically reinvested, in any amount, without the payment of any sales or service charges, in shares of the same class of such other Alliance Mutual Fund(s). Further information can be obtained by contacting AFS at the address or the "For Literature" telephone number shown on the cover of this Statement of Additional Information. Investors wishing to establish a dividend direction plan in connection with their initial investment should complete the appropriate section of the Subscription Application found in the Prospectus. Current shareholders should contact AFS to establish a dividend direction plan.

Systematic Withdrawal Plan

    General. Any shareholder who owns or purchases shares of a Fund having a current net asset value of at least $4,000 (for quarterly or less frequent payments), $5,000 (for bi-monthly payments) or $10,000 (for monthly payments) may establish a systematic withdrawal plan under which the shareholder will periodically receive a payment in a stated amount of not less than $50 on a selected date. Systematic withdrawal plan participants must elect to have their dividends and distributions from a Fund automatically reinvested in additional shares of that Fund.

    Shares of a Fund owned by a participant in the Fund's systematic withdrawal plan will be redeemed as necessary to meet withdrawal payments and such withdrawal payments will be subject to any taxes applicable to redemptions and, except as discussed below, any applicable contingent deferred sales charge. Shares acquired with reinvested dividends and distributions will be liquidated first to provide such withdrawal payments and thereafter other shares will be liquidated to the extent necessary, and depending upon the amount withdrawn, the investor's principal may be depleted. A systematic withdrawal plan may be terminated at any time by the shareholder or the relevant Fund.

    Withdrawal payments will not automatically end when a shareholder's account reaches a certain minimum level.
Therefore, redemptions of shares under the plan may reduce or even liquidate a shareholder's account and may subject the shareholder to a Fund's involuntary redemption provisions. See "How to Sell Shares--General." Purchases of additional shares concurrently with withdrawals are undesirable because of sales charges imposed when purchases are made. While an occasional lump-sum investment may be made by a shareholder of Class A shares who is maintaining a systematic withdrawal plan, such investment should normally be an amount equivalent to three times the annual withdrawal or $5,000, whichever is less.

    Payments under a systematic withdrawal plan may be made by check or electronically via the Automated Clearing House ("ACH") network. Investors wishing to establish a systematic withdrawal plan in conjunction with their initial investment in shares of a Fund should complete the appropriate portion of the Subscription Application found in the Prospectus, while current Fund shareholders desiring to do so can obtain an application form by contacting AFS at the address or the "For Literature" telephone number shown on the cover of this Statement of Additional Information.

    CDSC Waiver for Class B Shares and Class C Shares. Under a systematic withdrawal plan, up to 1% monthly, 2% bi-monthly or 3% quarterly of the value at the time of redemption of the Class B or Class C shares in a shareholder's account may be redeemed free of any contingent deferred sales charge.

    With respect to Class B shares, the waiver applies only with respect to shares acquired after July 1, 1995. Class B shares that are not subject to a contingent deferred sales charge (such as shares acquired with reinvested dividends or distributions) will be redeemed first and will count toward the foregoing limitations. Remaining Class B shares that are held the longest will be redeemed next. Redemptions of Class B shares in excess of the foregoing limitations will be subject to any otherwise applicable contingent deferred sales charge.

    With respect to Class C shares, shares held the longest will be redeemed first and will count toward the foregoing limitations. Redemptions in excess of those limitations will be subject to any otherwise applicable contingent deferred sales charge.

Statements and Reports

    Each shareholder receives semi-annual and annual reports which include a portfolio of investments, financial statements and, in the case of the annual report, the report of the Trust's independent accountants, PricewaterhouseCoopers LLP, as well as a confirmation of each purchase and redemption. By contacting his or her broker or AFS, a shareholder can arrange for copies of his or her account statements to be sent to another person.

_________________________________________________________________

                         NET ASSET VALUE
_________________________________________________________________

    The net asset value of a share of each class is the quotient obtained by dividing the value, as of the close of regular trading on the Exchange (currently 4:00 p.m. Eastern time), of the net assets of the Fund represented by that class (i.e., the value of the assets of the Fund allocated to that class less the liabilities of the Fund allocated to that class, including expenses payable or accrued) by the total number of shares of such class then outstanding at such closing.

    For purposes of this computation, readily marketable portfolio securities, including open short positions, listed on the Exchange are valued at the last sale price reflected on the consolidated tape at the close of the Exchange on the business day as of which such value is being determined. If there has been no sale on such day, then the security is valued at the mean of the closing bid and asked prices on such day. If no bid and asked prices are quoted on such day, then the security is valued by such method as the Board of Trustees of the Trust shall determine in good faith to reflect its fair market value. Securities not listed on the Exchange but listed on other national securities exchanges or admitted to trading on the National Association of Securities Dealers Automatic Quotations, Inc. ("NASDAQ") National List ("List") are valued in like manner.

    Portfolio securities traded on more than one national securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities. Securities traded only in the over-the-counter market, excluding those admitted to trading on the List, are valued at the mean of the current bid and asked prices therefor as reported by NASDAQ or, in the case of securities not quoted by NASDAQ, the National Quotation Bureau or such other comparable sources as the Board of Trustees of the Trust deems appropriate to reflect the fair market value thereof. Call options written or purchased by a Fund are valued at the last sale price and put options purchased by a Fund are valued at the last sale price. Readily marketable fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed by the Adviser to reflect the fair market value of such securities. The prices provided by a pricing service take into account institutional size trading in similar groups of securities and any developments related to specific securities. U.S. Government Securities and other debt instruments having 60 days or less remaining until maturity are stated at amortized cost if their original maturity was 60 days or less, or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days (unless in either case the Board of Trustees of the Trust determines that this method does not represent fair value). All other assets, including restricted securities of a Fund, are valued in such manner as the Board of Trustees of the Trust in good faith deems appropriate to reflect their fair market value.

    The Trustees may suspend the determination of a Fund's net asset value (and the offering and sales of shares), subject to the rules of the SEC and other governmental rules and regulations, at a time when: (1) the Exchange is closed, other than customary weekend and holiday closings, (2) an emergency exists as a result of which it is not reasonably practicable for a Fund to dispose of securities owned by it or to determine fairly the value of its net assets, or (3) for the protection of shareholders, the SEC by order permits a suspension of the right of redemption or a postponement of the date of payment on redemption.

    The assets belonging to the Class A, Class B, Class C and Advisor Class shares will be invested together in a single portfolio. The net asset value of each class will be determined separately by subtracting the accrued expenses and liabilities allocated to that class from the assets belonging to that class pursuant to a multi-class plan adopted by the Trust pursuant to Rule 18f-3 under the 1940 Act.

_________________________________________________________________

               DIVIDENDS, DISTRIBUTIONS AND TAXES
_________________________________________________________________

    Dividends paid by the Fund, if any, with respect to Class A, Class B, Class C and Advisor Class shares will be calculated in the same manner at the same time on the same day and will be in the same amount, except that the higher distribution services applicable to Class A, Class B and Class C shares, and any incremental transfer agency costs relating to Class B and Class C shares, will be borne exclusively by the class to which they relate, and will reduce the amount of dividends payable in respect of shares of such class.

United States Federal Income Taxation of Dividends and
Distributions

    General. Each Fund intends to qualify for tax treatment as a "regulated investment company" under the Internal Revenue Code of 1986, as amended, for each taxable year. In order to qualify as a regulated investment company, each Fund must, among other things, (1) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock or securities, foreign currencies or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in stock, securities or currencies, and (2) diversify its holdings so that at the end of each quarter of its taxable year, the following two conditions are met: (i) at least 50% of the market value of the Fund's assets is represented by cash or cash items, U.S. Government Securities, securities of other regulated investment companies, and other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government Securities or the securities of other regulated investment companies) or of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades or businesses. These requirements may limit the range of the Fund's investments.

    If a Fund qualifies as a regulated investment company, it will not be subject to federal income tax on the part of its income distributed to shareholders, provided Fund distributions during its taxable year equal or exceed the sum of (a) 90% of its taxable net investment income (generally, dividends, interest, certain other income, and the excess, if any, of net short-term capital gain over net long-term capital loss) and (b) 90% of the excess of (i) its tax-exempt interest income less (ii) certain deductions attributable to that income. Each Fund intends to make sufficient distributions to shareholders to meet this requirement. Investors should consult their own counsel for a complete understanding of the requirements the Funds must meet to qualify for such treatment.

    In addition, if a Fund fails to distribute in a calendar year substantially all of its ordinary income for such year and substantially all of its capital gain net income for the one-year period ending October 31 (or later if the Fund is permitted so to elect and so elects), plus any retained amount from the prior year, the Fund will be subject to a 4% excise tax on the undistributed amounts. A dividend paid to shareholders by a Fund in January of a year generally is deemed to have been paid by the Fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November or December of that preceding year. The Funds intend generally to make distributions sufficient to avoid imposition of the 4% excise tax.

    The information set forth in the Funds' Prospectus and the following discussion relates solely to federal income taxes on dividends and distributions by a Fund and assumes that each Fund qualifies as a regulated investment company. Investors should consult their own counsel for further details and for the application of state and local tax laws to his or her particular situation.

    Distributions of net capital gains (i.e. the excess of net gains from capital assets held for more than one year over net losses from capital assets held for not more than one year) that are designated by a Fund as capital gain dividends will generally be taxable to a shareholder receiving such distributions as long-term capital gain (generally taxed at 20 percent tax rate for noncorporate shareholders) regardless of how long the shareholder has held its shares. Some 1998 distributions of gain realized in 1997 may be subject to tax at a 28 percent rate.

    Capital gains distributions are not eligible for the dividends-received deduction referred to above. Any dividend or distribution received by a shareholder on shares of the Fund (even if received shortly after the purchase of such shares by him or her) will have the effect of reducing the net asset value of such shares by the amount of such dividend or distribution. A loss on the sale of shares held for less than six months will be treated as a long-term capital loss for federal income tax purposes to the extent of any capital gain distribution made with respect to such shares.

    Dividends and distributions are taxable in the manner described above regardless of whether they are paid to the shareholder in cash or are reinvested in additional shares of a Fund.

    For federal income tax purposes, when equity call options which a Fund has written expire unexercised, the premiums received by the Fund give rise to short-term capital gains at the time of expiration. When a call written by a Fund is exercised, the selling price or purchase price of stock is increased by the amount of the premium, and the nature of the gain or loss on the sale of stock depends upon the holding period of the stock.
There may be short-term gains or losses associated with closing purchase transactions.

    Each Fund is required to withhold and remit to the U.S. Treasury 31% of all dividend income paid to any shareholder account for which an incorrect or no taxpayer identification number has been provided or where the Fund is notified that the shareholder has under-reported income in the past (or the shareholder fails to certify that he or she is not subject to such withholding). In addition, the Fund will be required to withhold and remit to the U.S. Treasury 31% of the amount of the proceeds of any redemption of shares of a shareholder account for which an incorrect or no taxpayer identification number has been provided, or if the Fund is notified that you have under-reported income in the past.

    The foregoing discussion relates only to U.S. federal income tax law as it affects U.S. shareholders. The effects of federal income tax law on non-U.S. shareholders may be substantially different. Foreign investors should consult their counsel for further information as to the U.S. tax consequences of investing in a Fund.

_________________________________________________________________

                       GENERAL INFORMATION
_________________________________________________________________

Description of the Trust

    The Trust is organized as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts by an Agreement and Declaration of Trust ("Declaration of Trust") dated March 26, 1987, a copy of which is on file with the Secretary of State of The Commonwealth of Massachusetts. The Trust is a "series" company as described in Rule 18f-2 under the 1940 Act, having five separate portfolios, each of which is represented by a separate series of shares. In addition to the Funds, the other portfolios of the Trust are the Alliance Short-Term U.S. Government Fund and the Alliance Growth Fund.

    The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of each series and of each class of shares thereof. The shares of each Fund and each class thereof do not have any preemptive rights. Upon termination of any Fund or any class thereof, whether pursuant to liquidation of the Trust or otherwise, shareholders of that Fund or that class are entitled to share pro rata in the net assets of that Fund or that class then available for distribution to such shareholders.

    The assets received by the Trust for the issue or sale of the Class A, Class B, Class C and Advisor Class shares of each Fund and all income, earnings, profits, losses and proceeds therefrom, subject only to the rights of creditors, are allocated to, and constitute the underlying assets of, the appropriate class of that Fund. The underlying assets of each Fund and each class of shares thereof are segregated and are charged with the expenses with respect to that Fund and that class and with a share of the general expenses of the Trust. While the expenses of the Trust are allocated to the separate books of account of each Series and each class of shares thereof, certain expenses may be legally chargeable against the assets of all Series or a particular class of shares thereof.

    The Declaration of Trust provides for the perpetual existence of the Trust. The Trust or any Fund, however, may be terminated at any time by vote of at least a majority of the outstanding shares of each Fund affected. The Declaration of Trust further provides that the Trustees may also terminate the Trust upon written notice to the shareholders.

    It is anticipated that annual shareholder meetings will not be held; shareholder meetings will be held only when required by federal or state law. Shareholders have available certain procedures for the removal of Trustees.

    A shareholder will be entitled to share pro rata with other holders of the same class of shares all dividends and distributions arising from the Fund's assets and, upon redeeming shares, will receive the then-current net asset value of the Fund represented by the redeemed shares less any applicable contingent deferred sales charge. The Fund is empowered to establish, without shareholder approval, additional portfolios, which may have different investment objectives and policies than those of the Fund, and additional classes of shares within the Fund. If an additional portfolio or class were established in the Fund, each share of the portfolio or class would normally be entitled to one vote for all purposes. Generally shares of each portfolio and class would vote together as a single class on matters, such as the election of Trustees, that affect each portfolio and class in substantially the same manner. Class A, B, C and Advisor Class shares have identical voting, dividend, liquidation and other rights, except that each class bears its own transfer agency expenses, each of Class A, Class B and Class C shares of the Fund bears its own distribution expenses and Class B shares and Advisor Class shares convert to Class A shares under certain circumstances. Each class of shares of the Fund votes separately with respect to the Fund's Rule 12b-1 distribution plan and other matters for which separate class voting is appropriate under applicable law. Shares are freely transferable, are entitled to dividends as determined by the Trustees and, in liquidation of the Fund, are entitled to receive the net assets of the Fund.

Capitalization

    Except as noted below under "Shareholder and Trustee
Liability," all shares of the Funds when duly issued will be fully paid and non-assessable.

    Set forth below is certain information as to all persons who owned of record or beneficially 5% or more of any class of the Funds' outstanding shares at August 14, 1998:

Names and Addresses                              % of Class

Conservative Investors Fund - Class B

[Merrill Lynch Pierce Fenner & Smith
For the Sole Benefit of its Customers
Attn: Fund Administration (97B86)
4800 Deer Lake Drive East, 2nd Floor
Jacksonville, FL 32246-6484]                     %

Growth Investors Fund - Class C

[Alliance Plans Div/FTC
C/F Howard E. Seufer IRA
Rollover Account
115 Par Metta Extension
Waverly, WV 26184-9738]                          %

Voting Rights

    As summarized in the Prospectus, shareholders are entitled to one vote for each full share held (with fractional votes for fractional shares held) and will vote (to the extent provided herein) in the election of Trustees and the termination of the Trust or a Fund and on other matters submitted to the vote of shareholders.

    The By-Laws of the Trust provide that the shareholders of any particular series or class shall not be entitled to vote on any matters as to which such series or class is not affected. Except with respect to matters as to which the Trustees have determined that only the interests of one or more particular series or classes are affected or as required by law, all of the shares of each series or class shall, on matters as to which such series or class is entitled to vote, vote with other series or classes so entitled as a single class. Notwithstanding the foregoing, with respect to matters which would otherwise be voted on by two or more series or classes as a single class, the Trustees may, in their sole discretion, submit such matters to the shareholders of any or all such series or classes, separately. Rule 18f-2 under the 1940 Act provides in effect that a series shall be deemed to be affected by a matter unless it is clear that the interests of each series in the matter are substantially identical or that the matter does not affect any interest of such series. Although not governed by Rule 18f-2, shares of each class of a Fund will vote separately with respect to matters pertaining to the respective Distribution Plans applicable to each class.

    The terms "shareholder approval" and "majority of the outstanding voting securities" as used in the Prospectus and this Statement of Additional Information mean the lesser of (i) 67% or more of the shares of the applicable Fund or applicable class thereof represented at a meeting at which more than 50% of the outstanding shares of such Fund or such class are represented or
(ii) more than 50% of the outstanding shares of such Fund or such class.

    There will normally be no meetings of shareholders for the purpose of electing Trustees except that in accordance with the 1940 Act (i) the Trust will hold a shareholders' meeting for the election of Trustees at such time as less than a majority of the

Trustees holding office have been elected by shareholders, and
(ii) if, as a result of a vacancy on the Board of Trustees, less than two-thirds of the Trustees holding office have been elected by the shareholders, that vacancy may only be filled by a vote of the shareholders. The Funds' shares have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so, and in such event the holders of the remaining less than 50% of the shares voting for such election of Trustees will not be able to elect any person or persons to the Board of Trustees. A special meeting of shareholders for any purpose may be called by 10% of the Trust's outstanding shareholders.

    Except as set forth above, the Trustees shall continue to hold office and may appoint successor Trustees.

    No amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the outstanding shares of the Trust except (i) to change the Trust's name, (ii) to establish, change or eliminate the par value of shares or
(iii) to supply any omission, cure any ambiguity or cure, correct or supplement any defective or inconsistent provision contained in the Declaration of Trust.

Shareholder and Trustee Liability

    Under Massachusetts law shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust provides for indemnification out of a Fund's property for all loss and expense of any shareholder of that Fund held liable on account of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund of which he or she was a shareholder would be unable to meet its obligations.

    The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law. However, nothing in the Declaration of Trust protects a Trustee against any liability to which the Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office. The By-Laws of the Trust provide for indemnification by the Trust of the Trustees and the officers of the Trust but no such person may be indemnified against any liability to the Trust or the Trust's shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Counsel

    Legal matters in connection with the issuance of the shares of the Funds offered hereby are passed upon by Ropes & Gray, One
International Place, Boston, Massachusetts 02110.

Independent Accountants

    The financial statements of the Conservative Investors Fund and Growth Investors Fund for the fiscal year ended April 30, 1998, which are included in this Statement of Additional Information, have been audited by PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York 10036, the Trust's independent accountants for such period, as stated in their report appearing herein, and have been so included in reliance upon such report given upon the authority of that firm as experts in accounting and auditing.

Total Return Quotations

    From time to time, a Fund may advertise its "total return." Total return is computed separately for Class A, Class B, Class C and Advisor Class shares. Such advertisements disclose a Fund's average annual compounded total return for recent one-, five- and ten-year periods (or the life of a Fund or class, if shorter). Total return for each such period is computed by finding, through the use of a formula prescribed by the SEC, the average annual compounded rate of return over such period that would equate an assumed initial amount invested to the value of such investment at the end of the period. For purposes of computing total return, income dividends and capital gains distributions paid on shares of a Fund are assumed to have been reinvested when received and the maximum sales charge applicable to purchases of Fund shares is assumed to have been paid.

    The average annual compounded total return for Class A shares of the Conservative Investors and Growth Investors Funds was _____% and _____%, respectively, for the one-year period ended April 30, 1999. The average annual compounded total return for Class A shares of the Conservative Investors and Growth Investors Funds was _____% and _____%, respectively, for the period May 4, 1992 (commencement of distribution of Class A shares) through April 30, 1999. The average annual compounded total return for Class B shares of the Conservative Investors and Growth Investors Funds was _____% and _____%, respectively, for the one year period ended April 30, 1999. The average annual compounded total return for Class B shares of the Conservative Investors and

Growth Investors Funds was ____8% and _____%, respectively, for the period May 4, 1992 (commencement of distribution of Class B shares) through April 30, 1999. The average annual compounded total return for Class C shares of the Conservative Investors and Growth Investors Funds was _____% and _____% respectively, for the one-year period ended April 30, 1999. The average annual compounded total return for Class C shares of the Conservative Investors and Growth Investors Funds was _____% and _____%, respectively, for the period August 2, 1993 (commencement of distribution of Class C shares) through April 30, 1999.

    A Fund's total return is not fixed and will fluctuate in response to prevailing market conditions or as a function of the type and quality of the securities in the Fund's portfolio and the Fund's expenses. Total return information is useful in reviewing the Fund's performance but such information may not provide a basis for comparison with bank deposits or other investments which pay a fixed return for a stated period of time. An investor's principal invested in the Fund is not fixed and will fluctuate in response to prevailing market conditions.

    Advertisements quoting performance rankings of a Fund as measured by financial publications or by independent organizations such as Lipper Analytical Services, Inc. and Morningstar, Inc., and advertisements presenting the historical performance of such Fund, may also from time to time be sent to investors or placed in newspapers and magazines such as The
New York Times, The Wall Street Journal, Barrons, Investor's Business Daily, Money, Changing Times, Business Week and Forbes or other media on behalf of such Fund.

Additional Information

    This Statement of Additional Information does not contain all the information set forth in the Registration Statement filed by the Trust with the SEC under the Securities Act of 1933. Copies of the Registration Statement may be obtained at a reasonable charge from the SEC or may be examined, without charge, at the offices of the SEC in Washington, D.C.

APPENDIX

    DESCRIPTION OF CORPORATE BOND RATINGS

    Description of the bond ratings of Moody's Investors Service, Inc. are as follows:

    Aaa-- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

    Aa-- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bond because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat greater than the Aaa securities.

    A--   Bonds which are rated A possess many favorable
investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

    Baa-- Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

    Ba-- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

    B--   Bonds which are rated B generally lack characteristics
of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

    Caa-- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

    Ca-- Bonds which are rated Ca represent obligations which are speculative to a high degree. Such issues are often in default or have other marked shortcomings.

    C--   Bonds which are rated C are the lowest class of bonds
and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

    Moody's applies modifiers to each rating classification from Aa through B to indicate relative ranking within its rating categories. The modifier "1" indicates that a security ranks in the higher end of its rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates that the issue ranks in the lower end of its rating category.

    Descriptions of the bond ratings of Standard & Poor's are as follows:

    AAA-- Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

    AA-- Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

    A--   Debt rated A has a strong capacity to pay interest and
repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

    BBB-- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.

    BB, B, CCC, CC, or C -- Debt rated BB, B, CCC, CC or C is regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse debt conditions.

    C1-- The rating C1 is reserved for income bonds on which no interest is being paid.

    D--   Debt rated D is in default and payment of interest
and/or repayment of principal is in arrears.
The ratings from AAA to CC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

                   PART C -- OTHER INFORMATION

Item 23.  Exhibits

    (a)  Declaration of Trust (previously filed with
         Post-Effective Amendment No. 28 to the Registrant's
         Registration Statement on January 30, 1998).

         (1) Agreement and Declaration of Trust (previously filed with Post-Effective Amendment No. 28 to the Registrant's Registration Statement on January 30,
              1998).

         (2)  Amendment No. 1 to Agreement and Declaration of
              Trust (previously filed with Post-Effective
              Amendment No. 28 to the Registrant's Registration
              Statement on January 30, 1998).

         (3)  Amendment No. 2 to Agreement and Declaration of
              Trust (previously filed with Post-Effective
              Amendment No. 28 to the Registrant's Registration
              Statement on January 30, 1998).

         (b)  (1)  By-Laws (previously filed with Post-Effective
                   Amendment No. 26 to the Registrant's
                   Registration Statement on August 28, 1997)

         (2)  Amendment to By-Laws dated October 16, 1991
              (previously filed with Post-Effective Amendment No.
              26 to the Registrant's Registration Statement on
              August 28, 1997).

    (c) Portions of the Registrant's Agreement and Declaration of Trust and By-Laws pertaining to shareholders' rights (previously filed with Post-Effective Amendment No. 11 to the Registrant's Registration Statement on June 28,
         1993).

    (d)  Investment Advisory Agreement between the Registrant and
         Alliance Capital Management L.P. (previously filed with
         Post-Effective Amendment No.26 to the Registrant's
         Registration Statement on August 28, 1997).

    (e) (1) Distribution Services Agreement between the Registrant and Alliance Fund Distributors, Inc., dated August 2, 1993, as amended through July 17, 1996 (previously filed with Post-Effective Amendment No. 25 to the Registrant's Registration Statement on February 3, 1997).

         (2) Form of Selected Dealers Agreement between Alliance Fund Distributors, Inc. and dealers offering shares of the Registrant (previously filed with Post Effective Amendment No. 26 to the Registrant's Registration Statement on August 28, 1997).

         (3) Form of Selected Agents Agreement between Alliance Fund Distributors, Inc. and selected agents making available shares of the Registrant (previously filed with Post-Effective Amendment No. 26 to the Registrant's Registration Statement on August 28,
              1997).

    (f)  Not applicable.

    (g) Custodian Agreement between the Registrant and State Street Bank and Trust Company dated July 25, 1988, as amended through July 17, 1996 (previously filed with Post Effective Amendment No. 21 to the Registrant's Registration Statement on September 1, 1996).

    (h) (1) Transfer Agent Agreement between the Registrant and State Street Bank and Trust Company (previously filed with Post-Effective Amendment No. 17 to the Registrant's Registration Statement on August 30,
              1995).

         (2) Accounting Agreement between Equitable Capital Management Corporation and State Street Bank and Trust Company (previously filed with Post-Effective Amendment No. 28 to the Registrant's Registration Statement on October 31, 1997).

    (i) Opinion and Consent of Ropes & Gray (previously filed with Post-Effective Amendment No. 28 to the Registrant's
         Registration Statement on January 30, 1998).

    (j) Consent of Independent Accountants (to be filed by amendment).

    (k)  Not applicable.

    (l)  Investment Letter of The Equitable Life Assurance
         Society of the United States dated October 19, 1987
         (previously filed with Post-Effective Amendment No. 26 to the Registrant's Registration Statement on August 28,
         1997).

    (m)  (1)  Amended and Restated Distribution and Servicing
              Plan for Class A Shares adopted by the Trust on August 2, 1993 (filed herewith).

         (2)  Amended and Restated Distribution and Servicing
              Plan for Class B Shares adopted by the Trust on August 2, 1993 (filed herewith).

         (3) Distribution and Servicing Plan for Class C Shares adopted by the Trust on August 2, 1993 (filed herewith).

    (n)  Not applicable.

    (o)  Rule 18f-3 Plan (previously filed with Post-Effective
         Amendment No. 19 to the Registrant's Registration
         Statement on January 31, 1996).

    (p)  Other exhibits - Powers of Attorney of John D. Carifa,
         Ruth Block, William H. Foulk, Jr., Brenton W. Harries and Donald J. Robinson (previously filed with
         Post-Effective Amendment No. 28 to the Registrant's
         Registration Statement on January 30, 1998).

Item 24. Persons Controlled by or Under Common Control with
Registrant

    As of April 30, 1999, the Registrant, The Alliance
Portfolios, believes that no person is directly or indirectly controlled by or under common control with the Registrant.

Item 25. Indemnification

    Paragraph (n) of Section 3, Article IV of the Registrant's
Agreement and Declaration of Trust provides in relevant part that the Trustees of the Trust have the power:

    "(n) To purchase and pay for entirely out of Trust property such insurance as they may deem necessary or appropriate for the conduct of the business, including without limitation, insurance policies insuring the assets of the Trust and payment of distributions and principal on its portfolio investments, and insurance policies insuring the Shareholders, Trustees, officers, employees, agents, investment advisers or managers, principal underwriters, or independent contractors of the Trust individually against all claims liabilities of every nature arising by reason of holding, being or having held any such office or position, or by reason of any action alleged to have been taken or omitted by any such person as Shareholder, Trustee, officer, employee, agent, investment adviser or manager, principal underwriter, or independent contractor, including any action taken or omitted that may be determined to constitute negligence, whether or not the Trust would have the power to indemnify such person against such liability;"

    Section 2 of Article VII of the Registrant's Agreement and
Declaration of Trust provides in relevant part:

    "Limitation of Liability - Section 2. The Trustees shall not be responsible or liable in any event for any neglect or wrongdoing of any officer, agent, employee, manager or principal underwriter of the Trust, nor shall any Trustee be responsible for the act or omission of any other Trustee, but nothing herein contained shall protect any Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office."

    Article VIII of the Registrant's Agreement and Declaration of
Trust provides in relevant part:

    ARTICLE VIII -- Indemnification

    "Section 1. The Trust shall indemnify each of its Trustees and officers (including persons who serve at the Trust's request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise) (hereinafter referred to as a "Covered Person") against all liabilities and expenses, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such Covered Person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Covered Person except with respect to any matter as to which such Covered Person shall have been finally adjudicated in any such action, suit or other proceeding to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office. Expenses, including counsel fees so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), shall be paid from time to time by the Trust in advance of the final disposition of any such action, suit or proceeding upon receipt of an undertaking by or on behalf of such Covered Person to repay amounts so paid to the Trust if it is ultimately determined that indemnification of such expenses is not authorized under this Article, provided, however, that either
(a) such Covered Person shall have provided appropriate security for such undertaking, (b) the Trust shall be insured against losses arising from any such advance payments or (c) either a majority of the disinterested Trustees acting on the matter

(provided that a majority of the disinterested Trustees then in office act on the matter), or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a full trial type inquiry) that there is reason to believe that such Covered Person will be found entitled to indemnification under this Article.

    "Section 2. As to any matter disposed of (whether by a compromise payment, pursuant to a consent decree or otherwise) without an adjudication by a court, or by any other body before which the proceeding was brought, that such Covered Person is liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, indemnification shall be provided if (a) approved as in the best interests of the Trust, after notice that it involves such indemnification, by at least a majority of the disinterested Trustees acting on the matter (provided that a majority of the disinterested Trustees then in office act on the matter) upon a determination, based upon a review of readily available facts (as opposed to a full trial type inquiry) that such Covered Person is not liable to the Trust or its Shareholders by reason or willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, or (b) there has been obtained an opinion in writing of independent legal counsel, based upon a review of readily available facts (as opposed to a full trial type inquiry) to the effect that such indemnification would not protect such Person against any liability to the Trust to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. Any approval pursuant to this Section shall not prevent the recovery from any Covered Person in accordance with this Section as indemnification if such Covered Person is subsequently adjudicated by a Court of competent jurisdiction to have been liable to the Trust or its Shareholders by reason or willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office.

    Section 3. The right of indemnification hereby provided shall not be exclusive of or affect any other rights to which such Covered Person may be entitled. As used in this Article VIII, the term "Covered Person" shall include such person's heirs, executors and administrators and a "disinterested Trustee" is a Trustee who is not an "interested person" of the Trust as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, (or who has been exempted from being an "interested person" by any rule, regulation or order of the Commission) and against whom none of such actions, suits or other proceedings or another action, suit or proceeding on the same or similar grounds is then or has been pending. Nothing contained in this Article shall affect any rights to indemnification to which personnel of the Trust, other than Trustees or officers, and other persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of any such person.

    Section 2 of Article IX of the Registrant's Agreement and
Declaration of Trust provides in relevant part:

    "Trustee's Good Faith Action, Expert Advice, No Bond or
Surety

    Section 2. The exercise by the Trustees of their powers and discretions hereunder shall be binding upon everyone interested. A Trustee shall be liable for his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee, and for nothing else, and shall not be liable for errors of judgment or mistakes of fact or law. The Trustees may take advice of counsel or other experts with respect to the meaning and operation of this Declaration of Trust, and shall be under no liability for any act or omission in accordance with such advice or for failing to follow such advice. The Trustees shall not be required to give any bond as such, nor any surety if a bond is required." The Investment Advisory Agreement between the Registrant and Alliance Capital Management L.P. provides that Alliance Capital Management L.P. will not be liable under such agreement for any mistake of judgment or in any event whatsoever except for lack of good faith and that nothing therein shall be deemed to protect, or purport to protect, Alliance Capital Management L.P. against any liability to the Registrant or its shareholders to which it would otherwise be subject by reason or willful misfeasance, bad faith or gross negligence in the performance of its duties thereunder, or by reason or reckless disregard of its obligations or duties thereunder.

    The Distribution Services Agreement between the Registrant and Alliance Fund Distributors, Inc. provides that the Registrant will indemnify, defend and hold Alliance Fund Distributors, Inc., and any person who controls it within the meaning of Section 15 of the Investment Company Act of 1940, free and harmless from and against any and all claims, demands, liabilities and expenses which Alliance Fund Distributors, Inc. or any controlling person may incur arising out of or based upon any alleged untrue statement of a material fact contained in Registrant's Registration Statement, Prospectus or Statement of Additional Information or arising out of, or based upon, any alleged omission to state a material fact required to be stated in any one of the foregoing or necessary to make the statements in any one of the foregoing not misleading, provided that nothing therein shall be so construed as to protect Alliance Fund Distributors, Inc. against any liability to Registrant or its security holders to which it would otherwise be subject by reason or willful misfeasance, bad faith or gross negligence in the performance of its duties thereunder, or by reason of reckless disregard of its obligations or duties thereunder.

    The foregoing summaries are qualified by the entire text of Registrant's Agreement and Declaration of Trust, the Advisory
Agreement between the Registrant and Alliance Capital Management
L.P. and the Distribution Services Agreement between the Registrant and Alliance Fund Distributors, Inc.

    The Registrant participates in a joint directors and officers liability policy for the benefit of its Trustees and officers.

    Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to Trustees, Officers and controlling persons of the Trust pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act, and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Trust of expenses incurred or paid by a Trustee, Officer or controlling person of the Trust in the successful defense of any action, suit or proceeding) is asserted by such Trustee, Officer or controlling person in connection with the securities being registered, the Trust will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue."

Item 28. Business and Other Connections of Adviser

    The descriptions of Alliance Capital Management L.P. under the captions "Management of the Fund" in the Prospectuses and in the Statements of Additional Information constituting Parts A and B, respectively, of this Registration Statement are incorporated by reference herein.

    The information as to the directors and executive officers of Alliance Capital Management Corporation, the general partner of Alliance Capital Management L.P., set forth in Alliance Capital Management L.P.'s Form ADV filed with the Securities and Exchange Commission on April 21, 1988 (File No. 801-32361) and amended through the date hereof, is incorporated by reference herein.

Item 29.  Principal Underwriters

    (a)  Alliance Fund Distributors, Inc., the Registrant's
Principal Underwriter in connection with the sale of shares of the Registrant, also acts as principal Underwriter or Distributor for the following investment companies:

         AFD Exchange Reserves
         Alliance All-Asia Investment Fund, Inc.
         Alliance Balanced Shares, Inc.
         Alliance Bond Fund, Inc.
         Alliance Capital Reserves
         Alliance Developing Markets Fund, Inc.
         Alliance Global Dollar Government Fund, Inc.
         Alliance Global Environment Fund, Inc.
         Alliance Global Small Cap Fund, Inc.
         Alliance Global Strategic Income Trust, Inc.
         Alliance Government Reserves
         Alliance Greater China ''97 Fund, Inc.
         Alliance Growth and Income Fund, Inc.
         Alliance High Yield Fund, Inc.
         Alliance Income Builder Fund, Inc.
         Alliance Institutional Funds, Inc.
         Alliance Institutional Reserves, Inc.
         Alliance International Fund
         Alliance International Premier Growth Fund, Inc.
         Alliance Limited Maturity Government Fund, Inc.
         Alliance Money Market Fund
         Alliance Mortgage Securities Income Fund, Inc.
         Alliance Multi-Market Strategy Trust, Inc.
         Alliance Municipal Income Fund II
         Alliance Municipal Income Fund, Inc.
         Alliance Municipal Trust
         Alliance New Europe Fund, Inc.
         Alliance North American Government Income Trust, Inc.
         Alliance Premier Growth Fund, Inc.
         Alliance Quasar Fund, Inc.
         Alliance/Regent Sector Opportunity Fund, Inc.
         Alliance Select Investor Series Inc.
         Alliance Real Estate Investment Fund, Inc.
         Alliance Short-Term Multi-Market Trust, Inc.
         Alliance Technology Fund, Inc.
         Alliance Utility Income Fund, Inc.
         Alliance Variable Products Series Fund, Inc.
         Alliance World Income Trust, Inc.
         Alliance Worldwide Privatization Fund, Inc.
         The Alliance Fund, Inc.

    (b)  The following are the Directors and Officers of Alliance
Fund Distributors, Inc., the principal place of business of which is 1345 Avenue of the Americas, New York, New York, 10105.

                         POSITIONS AND           POSITIONS AND
                         OFFICES                 OFFICES
NAME                     WITH UNDERWRITER        WITH REGISTRANT

Michael J. Laughlin      Chairman

Robert L. Errico         President

David Conine             Executive Vice President

Richard K. Saccullo      Executive Vice President

Edmund P. Bergan, Jr.    Senior Vice President,
                         General Counsel and
                         Secretary               Clerk

Karen J. Bullot          Senior Vice President

James S. Comforti        Senior Vice President

James L. Cronin          Senior Vice President

Daniel J. Dart           Senior Vice President

Richard A. Davies        Senior Vice President   Managing
                                                 Director

Byron M. Davis           Senior Vice President

Anne S. Drennan          Senior Vice President
                         & Treasurer

Mark J. Dunbar           Senior Vice President

Donald N. Fritts         Senior Vice President

Bradley F. Hanson        Senior Vice President

Geoffrey L. Hyde         Senior Vice President

Robert H. Joseph, Jr.    Senior Vice President
                         and Chief Financial Officer

Richard E. Khaleel       Senior Vice President

Stephen R. Laut          Senior Vice President

Susan L. Matteson-King   Senior Vice President

Daniel D. McGinley       Senior Vice President

Ryne A. Nishimi          Senior Vice President

Antonios G. Poleondakis  Senior Vice President

Robert E. Powers         Senior Vice President

Raymond S. Sclafani      Senior Vice President

Gregory K. Shannahan     Senior Vice President

Joseph F. Sumanski       Senior Vice President

Peter J. Szabo           Senior Vice President

Nicholas K. Willett      Senior Vice President

Richard A. Winge         Senior Vice President

Jamie A. Atkinson        Vice President

Benji A. Baer            Vice President

Kenneth F. Barkoff       Vice President

Casimir F. Bolanowski    Vice President

Michael E. Brannan       Vice President

Timothy W. Call          Vice President

Kevin T. Cannon          Vice President

John R. Carl             Vice President

William W. Collins, Jr.  Vice President

Leo H. Cook              Vice President

Richard W. Dabney        Vice President

John F. Dolan            Vice President

Stephen J. Demetrovits   Vice President

John C. Endahl           Vice President

Sohaila S. Farsheed      Vice President

Gerard J. Friscia        Vice President
                         & Controller

Shawn C. Gage            Vice President

Andrew L. Gangolf        Vice President and      Assistant Clerk
                         Assistant General Counsel

Mark D. Gersten          Vice President, Treasurer
                         and Chief Financial Officer

Joseph W. Gibson         Vice President

John Grambone            Vice President

George C. Grant          Vice President

Charles M. Greenberg     Vice President

Alan Halfenger           Vice President

William B. Hanigan       Vice President

Scott F. Heyer           Vice President

George R. Hrabovsky      Vice President

Valerie J. Hugo          Vice President

Scott Hutton             Vice President

Richard D. Keppler       Vice President

Gwenn M. Kessler         Vice President

Donna M. Lamback         Vice President

Henry Michael Lesmeister Vice President

James M. Liptrot         Vice President

James P. Luisi           Vice President

Jerry W. Lynn            Vice President

Christopher J. MacDonald Vice President

Michael F. Mahoney       Vice President

Shawn P. McClain         Vice President

Jeffrey P. Mellas        Vice President

Thomas F. Monnerat       Vice President

Christopher W. Moore     Vice President

Timothy S. Mulloy        Vice President

Joanna D. Murray         Vice President

Nicole Nolan-Koester     Vice President

John C. O'Connell        Vice President

John J. O'Connor         Vice President

James J. Posch           Vice President

Domenick Pugliese        Vice President and      Assistant Clerk
                         Assistant General Counsel

Bruce W. Reitz           Vice President

Karen C. Satterberg      Vice President

John P. Schmidt          Vice President

Robert C. Schultz        Vice President

Richard J. Sidell        Vice President

Teris A. Sinclair        Vice President

Scott C. Sipple          Vice President

Martine H.
 Stansbery, Jr.          Vice President

Andrew D. Strauss        Vice President

Michael J. Tobin         Vice President

Joseph T. Tocyloski      Vice President

Thomas J. Vaughn         Vice President

Martha D. Volcker        Vice President

Patrick E. Walsh         Vice President

Mark E. Westmoreland     Vice President

William C. White         Vice President

David E. Willis          Vice President

Emilie D. Wrapp          Vice President and      Assistant Clerk
                         Assistant General Counsel

Michael W. Alexander     Assistant Vice President

Richard J. Appaluccio    Assistant Vice President

Charles M. Barrett       Assistant Vice President

Robert F. Brendli        Assistant Vice President

Maria L. Carreras        Assistant Vice President

John P. Chase            Assistant Vice President

Russell R. Corby         Assistant Vice President

Jean A. Cronin           Assistant Vice President

John W. Cronin           Assistant Vice President

Terri J. Daly            Assistant Vice President

Ralph A. DiMeglio        Assistant Vice President

Faith C. Dunn            Assistant Vice President

John E. English          Assistant Vice President

Duff C. Ferguson         Assistant Vice President

Brian S. Hanigan         Assistant Vice President

James J. Hill            Assistant Vice President

Theresa Iosca            Assistant Vice President

Erik A. Jorgensen        Assistant Vice President

Eric G. Kalender         Assistant Vice President

Robin L. Kraebel         Assistant Vice President

Edward W. Kelly          Assistant Vice President

Michael Laino            Assistant Vice President

Nicholas J. Lapi         Assistant Vice President

Kristine J. Luisi        Assistant Vice President

Patrick Look             Assistant Vice President
                         & Assistant Treasurer

Kathryn Austin Masters   Assistant Vice President

Richard F. Meier         Assistant Vice President

Mary K. Moore            Assistant Vice President

Richard J. Olszewski     Assistant Vice President

Catherine N. Peterson    Assistant Vice President

Rizwan A. Raja           Assistant Vice President

Carol H. Rappa           Assistant Vice President

Clara Sierra             Assistant Vice President

Eileen Stauber           Assistant Vice President

Gayle S. Stamer          Assistant Vice President

Vincent T. Strangio      Assistant Vice President

Marie R. Vogel           Assistant Vice President

Wesley S. Williams       Assistant Vice President

Matthew Witschel         Assistant Vice President

Christopher J. Zingaro   Assistant Vice President

Mark R. Manley           Assistant Secretary

Item 30.  Location of Accounts and Records

    The accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder are maintained as follows: journals, ledgers, securities records and other original records are maintained principally at the offices of Alliance Fund Services, Inc., 500 Plaza Drive, Secaucus, New Jersey 07094 and at the offices of State Street Bank and Trust Company, the Registrant's Custodian, 225 Franklin Street, Boston, Massachusetts 02110. All other records so required to be maintained are maintained at the offices of Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, New York 10105.

Item 31.  Management Services

    Not applicable.

Item 32.  Undertakings

    The Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

                      ********************

                             NOTICE

    A copy of the Agreement and Declaration of Trust of The Alliance Portfolios (the "Trust") is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this Registration Statement has been executed on behalf of the Trust by an officer of the Trust as an officer and by its Trustees as trustees and not individually and the obligations of or arising out of this Registration Statement are not binding upon any of the Trustees, officers or shareholders individually but are binding only upon the assets and property of the Trust.

                           SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment No. 35 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and the State of New York on the 30th day of June 1999.

                             THE ALLIANCE PORTFOLIOS


                             By: /s/WAYNE D. LYSKI
                                 ____________________
                                 Title: Senior Vice President

Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

PRINCIPAL EXECUTIVE OFFICER:

    John D. Carifa,
    President and Chief Executive Officer

PRINCIPAL FINANCIAL AND ACCOUNTING OFFICER:

    Mark D. Gersten,
    Treasurer and Chief Financial Officer

TRUSTEES:

    Ruth Block
    John D. Carifa
    William H. Foulk, Jr.
    Donald J. Robinson
    Brenton W. Harries

    By: /s/ EDMUND P. BERGAN, JR.
       ___________________________
       Edmund P. Bergan, Jr.
       As Attorney-in-Fact
       June 30, 1999

EXHIBIT INDEX




23(m)(1) Amended and Restated Distribution and Servicing Plan for
         Class A Shares adopted by the Trust on August 2, 1993.


23(m)(2) Amended and Restated Distribution and Servicing Plan for
         Class B Shares adopted by the Trust on August 2, 1993.


23(m)(3) Distribution and Servicing Plan for Class C Shares adopted by the Trust on August 2, 1993.






































                              C-20
00250184.BJ1